EXHIBIT 10.7

                                                                 11/10/94

















                                   NEWELL
                  PENSION PLAN FOR FACTORY AND DISTRIBUTION
                            HOURLY PAID EMPLOYEES





             (As Amended and Restated Effective January 1, 1989)

                                   NEWELL
                                   ------

                  PENSION PLAN FOR FACTORY AND DISTRIBUTION
                            HOURLY PAID EMPLOYEES
                            ---------------------

             (As Amended and Restated Effective January 1, 1989)

        WHEREAS, Anchor Hocking Corporation established the Pension Plan for Hourly Paid Employees of Shenango China Division of Anchor Hocking Corporation ("Plan");

        WHEREAS, the Plan was subsequently amended from time to time, and was most recently amended on August 22, 1988;

        WHEREAS, Newell Co., the parent of the Company, acquired Anchor Hocking Corporation and assumed the Plan, effective July 2, 1987;

        WHEREAS, effective September 1, 1991, the following retirement plans were merged into the Plan: the Amerock Corporation Supplemental Retirement Benefit Plan, the Anchor Hocking Service Retirement Plan For Hourly Employees, the Newell Pension Plan for Factory and Distribution Hourly Paid Employees and the Phoenix Hourly Plan;

        WHEREAS, effective December 1, 1992, the following Retirement Plans were merged into the Plan: the Sanford Corporation Union Pension Plan, and the Sanford Corporation Retirement Plan for Non-Bargaining Hourly Employees of Sterling Plastics;

        WHEREAS, each of the Plans merged into the Plan was maintained by the Company or an Affiliated Company; and

        WHEREAS, the Company now deems it advisable to amend and restate the Plan in its entirety, and to change the name of the Plan to be the "Newell Pension Plan for Factory and Distribution Hourly Paid
   Employees;

        NOW THEREFORE, BE IT RESOLVED, that the Plan is hereby amended and restated, effective January 1, 1989, except as otherwise indicated, to reflect the aforementioned mergers and to read as follows:


                                  ARTICLE I

                     PURPOSE, INTENT AND EFFECTIVE DATES
                     -----------------------------------

             1.01 PURPOSE. The Company has established and maintains the Newell Pension Plan for Factory and Distribution Hourly Paid Employees to aid its eligible employees to attain a greater degree of post-retirement financial security for themselves and their families.

             1.02 INTENT. The Company intends that the Plan, as set forth in this amendment and restatement, and as it may from time to time be further amended, shall constitute a qualified Plan under the provisions of Section 401(a) (and further or successor applicable provisions) of the Code and shall be in full compliance with the provisions of ERISA. The Company intends that the Plan shall continue to be maintained by it for the above purposes indefinitely, subject always, however, to the rights reserved in the Company to amend and terminate as hereinbelow set forth.

             1.03 EMPLOYEES TERMINATED PRIOR TO JANUARY 1, 1989. The provisions of the Plan as Amended and Restated Effective January 1, 1989, shall not be applicable to any employee of the Company or an Affiliated Company whose employment terminated prior to January 1, 1989, except as otherwise provided herein. The rights of any such person to receive benefits, if any, under the Plan, and the amount of and conditions under which such benefits shall be payable, shall be determined in accordance with the provisions of the Plan or such other retirement plan, if any, as may have been applicable to the employee as in effect on the date of his termination of employment. The benefits of each person who terminated employment with the Company and all Affiliated Companies prior to the date on which the plan in which such person participated on the date of his termination of employment was merged into this Plan, shall not be determined under this Plan, but shall be determined under the provisions of the plan in which such person was a participant as in effect on the date such person terminated employment.


                                 ARTICLE II

                                 DEFINITIONS
                                 -----------

             The following terms, when used herein and initially capitalized as below indicated, shall, unless otherwise expressly provided, have the following respective meaning:

             "Accrued Benefit" when used in reference to a Participant as of any given date means his Normal Retirement Benefit determined as set forth in Section 4.01 hereof based on Credited Service through such given date. The Accrued Benefit of a Participant attributable to his own contributions shall be his accumulated contributions with Credited Interest compounded annually to the date of determination, multiplied by ten percent (10%) to convert such amount to an annual benefit under a straight-life annuity without ancillary benefits. Unless otherwise provided under the Plan, each Section 401(a)(17) Employee's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Employee under (a) or (b) below:

             (a) the Employee's Accrued Benefit determined with respect to the benefit formula set forth in Section 4.01, applicable for the Plan Year beginning on January 1, 1994, as applied to the Employee's total years of Credited Service taken into account under the Plan for the purposes of benefit accruals, or

             (b)  the sum of:

                  (i) the Employee's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

                  (ii) the Employee's Accrued Benefit determined under
             the benefit formula set forth in Section 4.01, applicable for the Plan Year beginning on January 1, 1994, as applied to the Employee's total years of Credited Service taken into account under the Plan for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

             For purposes of this paragraph (b) an Employee's total years of Credited Service will be considered in determining the 30-year maximum set forth in Section 4.01.

        A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded
   $150,000.

             "Actuarial (or Actuarially) Equivalent" means the equality in value of the aggregate amounts expected to be received under different forms of payment, determined on the basis of the assumptions and methods set forth in Section 5.05 below.

             "Actuary" means an actuary who is enrolled by the Joint Board for the Enrollment of Actuaries established under ERISA and who is selected by the Company from time to time to provide the actuarial reports and perform the actuarial services for the Plan.

             "Affiliated Company" means: (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (ii) any trade or business, whether or not incorporated, which is under common control (as defined in Section 414(c) of the Code) with the Company; and (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code), which includes the Company.

             "Beneficiary" means the person or persons entitled to receive benefits under the Plan by reason of the death of a Participant.

             "Board" means the Board of Directors of the Company as from time to time constituted.

             "Break in Service" means the period of an Employee's absence from active employment commencing upon his Severance Date from all Employers and ending (if at all) when he again performs an Hour of Service, within the meaning of the first clause (i) of the definition of "Hour of Service."

             "Code" means the Internal Revenue Code of 1986, as from time to time amended.

             "Company" means Newell Operating Company (formerly known as Newell Co., Newell Companies, Inc., Newell National Co. and Newell Mfg. Co.), a Delaware corporation and its predecessor, Newell Mfg. Co. (formerly known as Western Newell Mfg. Co.), an Illinois corporation.

             "Covered Compensation" means the annual basic compensation of a Participant from a Participating Employer for the relevant period for services rendered to the Participating Employer in any Plan Year, including straight-time wages for regular work week time, and any amounts withheld pursuant to the Newell Long-Term Savings and Investment Plan or the Newell Flexible Benefits Account Plan, but excluding bonuses, all shift premiums and overtime, and benefits under this Plan or any other employee benefit plan. In no event shall the compensation of a Participant taken into account under the Plan for any Plan Year commencing after December 31, 1988 and prior to January 1, 1994, exceed $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code). In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the Plan Year beginning on January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

             "Credited Interest" means interest compounded annually at the rate of three percent (3%) per annum through December 31, 1972, at four percent (4%) per annum from January 1, 1973 through December 31, 1975, at five percent (5%) per annum from January 1, 1976 through December 31, 1987, and beginning January 1, 1988, at 120% per annum of the mid-term applicable Federal rate (AFR) (as in effect under Section 1274 of the Code for the first month of the Plan Year) established by the Secretary of the Treasury pursuant to Section 204(c)(2)(C)(iii) of ERISA, on the aggregate amount from time to time of a Participant's contributions to the Plan.

             "Credited Service" means all service of an Employee, while on a nonclerical hourly-paid basis with a Participating Employer (on and after the date specified in column 2 of Exhibit A hereto) that is included in a period of Vesting Service, and that is completed while the Employee is a Participant or during such Employee's Eligibility Year of Service; SUBJECT, HOWEVER, to the following special rules:

             (a) Credited Service will not include any service prior to January 1, 1973 if the Employee was eligible to contribute to this Plan at any time prior to January 1, 1973 and failed to contribute the full amount required to this Plan; except that Credited Service will include any period of service immediately prior to January 1, 1973, when the Employee was contributing the full amount required to this Plan.

             (b) Credited Service will not include any period of service during which an Employee is included in a unit of employees covered by a collective bargaining agreement for which retirement benefits were a subject of good faith negotiations, unless such collective bargaining agreement provides for the participation of such Employees in this Plan.

             (c) Credited Service will not include leaves of absence granted by an Employer to an Employee on and after August 5, 1993, pursuant to the Family and Medical Leave Act, regardless of whether the Employee returns to work for an Employer at the end of such leave of absence.

             "Early Retirement Date" means the first day of the calendar month following the month in which a Participant completes at least fifteen (15) years of Vesting Service, attains age sixty (60) and elects, by written notice delivered to the Pension Administrative Committee at least thirty (30) days in advance of such Date, to Retire prior to his Normal Retirement Date.

             "Effective Date" means January 1, 1989.

             "Eligibility Commencement Date" when used in reference to an Employee means the later of the Effective Date and the first day thereafter on which he meets all of the following requirements:

             (a) He is employed on a nonclerical hourly-paid basis by a Participating Employer (after it becomes a Participating
        Employer);

             (b) He is not included in a unit of employees covered by a collective bargaining agreement for which retirement benefits were a subject of good faith negotiations, unless such collective bargaining agreement provides for the participation of such Employees in this Plan; and

             (c)  He has completed an Eligibility Year of Service.

             "Eligibility Year of Service" means the twelve (12) month period, commencing with the later of (a) the date an Employee first performs an Hour of Service for an Employer or an Affiliated Company (whether or not it is a Participating Employer), and (b) the date specified in column 1 of Exhibit A hereto, during which he completes at least 1,000 Hours of Service, or if he does not complete 1,000 Hours of Service during such twelve (12) month period, then the first Plan Year ending thereafter in which he does complete 1,000 Hours of Service. Eligibility Years of Service shall include leaves of absence granted by an Employer or an Affiliated Company to an Employee on and after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer or an Affiliated Company at the end of such leave of absence.

             "Eligible Spouse" means a person to whom a Participant is legally married on the date benefit payments commence under
   Section 4.01 (Normal), 4.02 (Postponed), 4.03 (Early) or 4.04
   (Vested).

             "Employee" means each person, officer or otherwise, in an employee-employer relationship with an Employer.

             "Employer" means (i) the Company's corporate management group, (ii) each operating division of the Company, and (iii) each Affiliated Company, whether or not it is a Participating Employer.

             "ERISA" means the Employee Retirement Income Security Act of 1974 as from time to time amended.

             "Excess Compensation" means that part of the Covered Compensation (as defined above) of a Participant for a Plan Year that exceeds $25,000. If a Participant's employment begins or ends during a Plan Year, his Excess Compensation shall be determined by assuming that he had Covered Compensation for the entire Plan Year at the same rate as yields his actual Covered Compensation for so much of the Plan Year as he was an Employee.

             "Forfeiture" means the Accrued Benefit of a Participant to which he (or his Beneficiary) does not become entitled upon a Severance Date and which is thus forfeited pursuant to Section 4.10 below.

             "Fund" means the entire trust fund from time to time held by the Trustees pursuant to the Trust for the purposes of this Plan.

             "Hour of Service" means:

                  (i) each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer on and after the later of (i) the date the Employee is first hired by an Employer, and (ii) the date specified in column (1) of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause (ii)); and

                  (ii) each hour for which an Employee is directly or indirectly paid by an Employer or is entitled to payment from an Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed), on and after the later of (i) the date the Employee is first hired by an Employer, and (ii) the date specified in column (1) of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause (ii)).

   Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer shall be included under either subsection (i) or (ii) above as may be appropriate. Hours of Service shall be credited:
             (a) in the case of Hours referred to in subsection (i) above, for the computation period in which the duties are performed;

             (b) in the case of Hours referred to in subsection (ii) above, for the computation period or periods in which the period during which no duties are performed occurs; and

             (c) in the case of Hours for which back pay is awarded or agreed to by an Employer, for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

             If an Employee is paid for reasons other than the performance of duties pursuant to subsection (ii) above: (i) in the case of a payment made or due which is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight (8) Hours of Service per day (to a maximum of forty (40) Hours of Service per week) for each day that the Employee is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes said section. Persons described in subsection (c) of the definition of "Vesting Service" (subject, however, to the limitation of that subsection) shall be treated as Employees of an Employer for purposes of calculating Hours of Service.

             "Leased Employee" means a person who is not employed by an Employer but who performs services for an Employer pursuant to an agreement between the Employer and a leasing organization after such person performs such services on a substantially full-time basis for a twelve-month period, provided that the services are of the type historically performed by employees in the business field. Subject to the provisions of subsection (c) of the definition of "Vesting Service" and the last sentence of the definition of "Hour of Service," a Leased Employee of an Employer shall not be considered an Employee for purposes of the Plan.

             "Named Fiduciary" means the entity which has ultimate authority to control and manage the operation and administration of the Plan and in this Plan means the Company as set forth in Section
   8.01 below.

             "Normal Retirement Benefit" when used in reference to a Participant means his normal retirement benefit, if any, determined as set forth in Section 4.01.

             "Normal Retirement Date" means the first day of the calendar month following a Participant's sixty-fifth (65th) birthday. A Participant's Accrued Benefit shall be nonforfeitable on his sixty fifth (65th) birthday.

             "Participant" means an Employee or a former Employee who is described as a Participant under Article III of the Plan.

             "Participating Employer" means the Company and (i) each Employer whose Employees participated in a Prior Plan immediately prior to the Effective Date; and (ii) each other Employer (A) to which the Board has extended this Plan by resolution specifying the date on which this Plan becomes effective as to that Employer, and (B) if that other Employer is separately incorporated, which has adopted this Plan as its own plan by resolution of its board of directors. Each Employer that is a Participating Employer is identified on Exhibit A to this Plan, together with the date on and after which Hours of Service, an Eligibility Year of Service, Vesting Service and Credited Service shall be counted with respect to such Participating Employer.

             "Pension Administrative Committee" means the Plan administrative committee referred to in Article VIII hereof as from time to time constituted.

             "Pension Finance Committee" means the Plan finance committee referred to in Article VIII hereof as from time to time constituted.

             "Plan" means the NEWELL PENSION PLAN FOR FACTORY AND
   DISTRIBUTION HOURLY PAID EMPLOYEES, as amended and restated effective January 1, 1989, as herein set forth and as from time to time amended and includes also the WESTERN NEWELL MFG. CO. PENSION PLAN, as established February 1, 1949, and successive amendments thereto and restatements thereof.

             "Plan Year" means the fiscal year of the Plan and of the Trust and, until changed, shall begin January 1 and end December 31 of each year.

             "Postponed Retirement Date" when used in reference to a Participant means the date, following his Normal Retirement Date, on which he Retires.

             "Prior Plan" means any of the following:

                  (i)  Anchor Hocking Service Retirement Plan for Hourly
             Employees;

                  (ii)  Amerock Corporation Supplemental Retirement
             Benefit Plan;

                  (iii)  Sanford Corporation Union Pension Plan;

                  (iv) Sanford Corporation Retirement Plan for Non-Bargaining Hourly Employees of Sterling Plastics;

                  (v)  Phoenix Hourly Retirement Plan; and

                  (vi) Pension Plan For Hourly Paid Employees of Shenango
             China Division of Anchor Hocking Corporation.

             "Qualified Joint and Survivor Annuity" means a monthly annuity for the life of the Participant with a survivor annuity for the life of his Eligible Spouse, the monthly payments of which are equal to one-half of the monthly amount paid or payable to the Participant.

             "Retirement" or "Retires" or "Retiring" means the first day of the calendar month following the termination of a Participant's service with an Employer when he is entitled to a normal, postponed, or early retirement benefit under Article IV hereof.

             "Severance Date" means the earlier of:

                  (i) the date the employment of an Employee terminates by reason of quitting, Retirement, death or discharge; and

                  (ii) the first anniversary of the first date of an absence from the performance of duties as an Employee (with or without pay) for any other reason (such as vacation, holidays, sickness, disability, leave of absence or layoff).

             If any Employee who is absent from work because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child,
   (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement, shall be absent for such reason beyond the first anniversary of the first date of absence, his Severance Date shall be the second anniversary of the first day of such absence, provided that the Employee furnishes to the Pension Administrative Committee such timely information that the Pension Administrative Committee may reasonably require to establish (A) that the absence from work is for one of the reasons specified in clauses
   (i) through (iv), and (B) the number of days for which there was such an absence. Notwithstanding anything to the contrary contained herein, in no event shall the period between the first and second anniversary of the first day of such absence be counted as a period of employment for purposes of calculating Vesting Service or Credited Service.

             "Spouse" means an Eligible Spouse or a Surviving Spouse.

             "Surviving Spouse" means a person to whom a Participant is legally married for at least the one (1) year period ending on the Participant's date of death.

             "Trust" means the Newell Co. Master Retirement Trust as set forth in the Trust Agreement entered into on July 1, 1989, by and between the Company and The Northern Trust Company, as Trustee, as the same may from time to time be amended.

             "Trustees" means the individual trustee under the Trust, or any successor trustee or trustees under the provisions of the Trust.

             "Vesting Service" means all service of an Employee with an Employer or an Affiliated Company, based on calendar months, counted from the earlier of (A) the later of (i) the date the Employee is first hired by an Employer or an Affiliated Company, and (ii) the date specified in column 1 of Exhibit A hereto with respect to such Employer (provided that, if no date is specified in such column with respect to an Employer, the date on which such Employer became an Affiliated Company shall be utilized for purposes of this clause
   (ii)), and (B) the date on which the Employee began accruing Vesting Service under a Prior Plan, to his last Severance Date; SUBJECT, HOWEVER, to the following special rules:

             (a) Breaks in Service will be excluded in determining Vesting Service, except that a Break in Service incurred when an Employee quits, Retires, or is discharged will not be excluded if the Employee returns to the performance of duties as an Employee of an Employer prior to the first anniversary of his absence from the performance of duties; provided that if such Break in Service commenced while the Employee was absent from the performance of duties for one of the reasons described in paragraph (ii) of the definition of "Severance Date," the Break in Service will only not be excluded if it is incurred, and the Employee returns to the performance of duties as an Employee of an Employer, prior to the first anniversary of his absence from the performance of duties.

             (b) For an Employee who is entitled to any portion of his Accrued Benefit in accordance with Article IV or Article XII hereof, service which would otherwise be Vesting Service which occurs before a Break in Service of at least twelve (12) consecutive months will be included in determining Vesting Service if the Employee completes one Eligibility Year of Service after the date on which the Break in Service ends.

             (c) For an Employee who is not entitled to any portion of his Accrued Benefit in accordance with Article IV or Article XII hereof, service which would otherwise be Vesting Service which occurs before a Break in Service of at least twelve (12) consecu-tive months will be included in determining Vesting Service if the Employee completes one year of Eligibility Service after the date on which the Break in Service ends; provided that in no event will such service be included in determining Vesting Service if the length of the Break in Service exceeds: (i) if the Break in Service commenced before January 1, 1985, the length of the prior Vesting Service (determined after applying this same rule to such prior Vesting Service) or (ii) if the Break in Ser-vice commenced after December 31, 1984, the greater of the period determined under clause (i) or five (5) years.

             (d) Any Leased Employee of an Employer or an Affiliated Company who subsequently becomes an Employee and thereafter participates in the Plan shall receive credit for vesting hereunder for his period of employment as a Leased Employee, except to the extent that Section 414(n)(5) of the Code was satisfied with respect to such Employee while he was a Leased Employee.

             (e) Vesting Service shall include leaves of absence granted by an Employer or an Affiliated Company to an Employee on and after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer or an Affiliated Company at the end of such leave of absence.

        GENDER AND NUMBER. The masculine pronoun wherever used herein shall be deemed to include the feminine and the neuter, and the singular shall be deemed to include the plural whenever the context requires.


                                 ARTICLE III

                        ELIGIBILITY AND PARTICIPATION
                        -----------------------------

             3.01 REQUIREMENTS FOR PARTICIPATION. Each Employee who was a Participant in the Plan immediately prior to the Effective Date shall continue to participate in and receive benefits under the Plan in accordance with its terms. Each other Employee shall become a Participant on his Eligibility Commencement Date.

             3.02 DURATION. (a) An Employee who became a Participant and attained his Severance Date prior to January 1, 1993 continued to be a Participant until the end of a Plan Year in which he completed fewer than 501 Hours of Service and also continued to be a Participant thereafter for so long as he was entitled to receive any benefits hereunder regardless of when such benefits are payable. If such Participant completed fewer than 501 Hours of Service in any Plan Year before becoming entitled to receive (then or thereafter) a benefit hereunder, he thereupon ceased to be a Participant unless and until he thereafter completed another Eligibility Year of Service in which event he was deemed to have become a Participant on the first day of such completed Eligibility Year of Service.

   Notwithstanding the foregoing, if a Participant who left an Employer to serve in the armed forces of the United States for a period during which his reemployment rights are guaranteed by law ceased to be a Participant under the preceding provisions of this subsection (a), and such Participant returned to work for an Employer prior to the expiration of his reemployment rights, such Participant continued to participate in the Plan until he so returned (and thereafter in accordance with the terms of the Plan), despite his failure to complete 501 Hours of Service during any Plan Year prior to January 1, 1993 because he was absent for such purpose.

             (b) An Employee who is absent from work with an Employer because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement shall receive credit solely for purposes of subsection (a) above for the Hours of Service provided in subsection (c) below; provided that the total number of hours credited as Hours of Service under this sub-section shall not exceed 501 Hours of Service.

             (c) In the event of an Employee's absence from work for any of the reasons set forth in subsection (b) above, the Hours of Service that the Employee will be credited with under subsection (b) are (i) the Hours of Service that otherwise would normally have been credited to the Employee but for such absence, or (ii) eight (8) Hours of Service per day of such absence if the Pension Administrative Committee is unable to determine the Hours of Service described in clause (i).

             (d) An Employee who is absent from work for any of the reasons set forth in subsection (b) above shall be credited with Hours of Service under subsection (b): (i) only in the Plan Year in which the absence begins, if the Employee would be prevented from ceasing to be a Participant under subsection (a) above in that Year solely because he receives credit for Hours of Service for the period of ab-sence, as provided in subsections (b) and (c) above, or (ii) in any other case, in the immediately following Plan Year.

             (e) No credit for Hours of Service will be given pursuant to subsections (b), (c) and (d) above unless the Employee furnishes to the Pension Administrative Committee such timely information that the Pension Administrative Committee may reasonably require to establish:
   (i) that the absence from work is for one of the reasons specified in subsection (b) and (ii) the number of days for which there was such an absence. No credit for Hours of Service will be given pursuant to subsections (b), (c), and (d) for any purpose of the Plan other than the determination of whether an Employee has ceased to be a Par-ticipant pursuant to subsection (a).

             3.03 CHANGE IN STATUS. If a Participant shall cease to be employed on a nonclerical hourly-paid basis but continues to be an Employee, he shall be deemed to be an inactive Participant until he again is employed on a nonclerical hourly-paid basis or ceases to be an Employee, whichever first occurs. After he becomes, and so long as he remains, an inactive Participant, he shall accrue no Credited Service for purposes of the Plan but shall continue to accrue Vesting Service in accordance with its terms. Upon the Retirement, death, disability or other termination of employment of an inactive Participant, payment of his benefits will be made to him or to his Spouse or Beneficiary pursuant to the applicable provisions of Articles IV and V.



                                 ARTICLE IV

                              PENSION BENEFITS
                             ------------------

             4.01 BENEFITS PAYABLE ON NORMAL RETIREMENT. Subject to the provisions of Section 4.06 below and of subsection (e) of this Section 4.01, each Participant who Retires on his Normal Retirement Date shall be entitled to receive his Normal Retirement Benefit, a monthly bene-fit for the remainder of his lifetime, determined under subsections
   (a), (b), (c) and (d) below, as appropriate, and based on Credited Service determined in accordance with subsection (e) below.

             (a) The portion of the Normal Retirement Benefit attribu-table to Credited Service before January 1, 1982, shall be the accrued benefit (determined under the terms and provisions of the Plan as in effect on December 31, 1981) to which a Participant is entitled as of January 1, 1982; PROVIDED, HOWEVER that for purposes of determining such accrued benefit, the compensation for the Plan Year 1977 for each Participant who was paid compensation for the entire Plan Year 1978 shall be deemed to be his compensation for the Plan Year 1978 divided by 1.06. For purposes of determining the accrued benefit of a Participant as of January 1, 1982 pursuant to this subsection (a), if the "Social Security Reduction Amount," as that term was defined in the Plan as of December 31, 1983, was calculated by using an estimate of the wages of an Employee for some or all years of employment for purposes of determining such Employee's "Primary Social Security Amount," as described in the paragraph in the Plan as of December 31, 1983, in which such term was so defined:

                  (i) The pre-termination (or pre-hire) wage history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation (as defined in section 3.3 of Internal Revenue Service Revenue Ruling 71-
             446) at termination of employment (or at hire) and the salary scale shall be either:

                       (A) the actual change in the average wages from
                  year to year as determined by the Social Security Administration, or

                       (B) a level percentage per year that is not less
                  than six percent per annum;

                  (ii) The Pension Administrative Committee shall give clear written notice to each Employee of the Employee's right to supply actual salary history and of the financial consequences of failing to supply such history. The notice must be given each time the summary plan description for the Plan is provided to the Employee and must also be given upon termination of employment. The notice must also state that the Employee can obtain the actual salary history from the Social Security Administration; and

                  (iii) The accrued benefit for any Participant will be adjusted based on an actual salary history for years previously estimated before termination of employment (and an assumed post-termination compensation in accordance with section 11.01 of Internal Revenue Service Revenue Ruling 71-446 when applicable) if the Participant supplies documentation of that history. Such documentation must be provided no later than ninety (90) days following the later of the date of termination of employment and the time when the Participant is notified of the amount of retirement income to which he is entitled.

        The estimated wages may be used either only for years before employment or for all years before termination of employment.

             (b) The portion of the Normal Retirement Benefit of a Participant included in a collective bargaining unit or employed at a location set forth on Exhibit B attached hereto, attribut-able to Credited Service from January 1, 1982 until the date preceding the Formula Change Date set forth on Exhibit B for the applicable unit or location, shall be one-twelfth (1/12) of the sum of:

                  (i) one and one-tenth percent (1.1%) of his Covered Compensation for each year of Credited Service from January 1, 1982 until the date preceding the applicable Formula Change Date, plus

                  (ii) one and two-tenths percent (1.2%) of his Excess Compensation for each year of Credited Service from January 1, 1982 until the date preceding the applicable Formula Change Date.

             (c) The portion of the Normal Retirement Benefit of a Participant included in a collective bargaining unit or employed at a location set forth on Exhibit B or Exhibit C attached hereto, attributable to Credited Service from and after the applicable Formula Change Date or Credited Service Date shall be one-twelfth (1/12) of the sum of:

                  (i) one and thirty-seven hundredths percent (1.37%) of his Covered Compensation that is not Excess Compensation for each year of Credited Service from and after the applicable Formula Change Date or Credited Service Date, plus

                  (ii) one and eighty-five hundredths percent (1.85%) of his Excess Compensation for each year of Credited Service from and after the applicable Formula Change Date or Credited Service Date.

             (d) The portion of the Normal Retirement Benefit of a Participant included in a collective bargaining unit or employed at a location set forth on Exhibit D attached hereto, attributable to Credited Service from and after the Credited Service Date set forth on Exhibit D for the applicable unit or location shall be one-twelfth (1/12th) of the sum of:

                  (i) One and one-tenth percent (1.1%) of his Covered Compensation for each year of Credited Service from and after the applicable Credited Service Date; plus

                  (ii) One and two-tenths percent (1.2%) of his Excess Compensation for each year of Credited Service from and after the applicable Credited Service Date.

             (e) For purposes of determining the portion of the Normal Retirement Benefit to which a Participant is entitled pursuant to subsections (b), (c) and (d) above:

                  (i) Not more than thirty (30) years of Credited Service as a Participant under this Plan from and after the applicable 30 year Credited Service Date set forth on Exhibit A shall be taken into account for purposes of subsections (b), (c) and (d) above.

                  (ii) In the case of a Participant with more than thirty
             (30) years of Credited Service as a Participant under this Plan from and after the applicable 30 year Credited Service Date set forth on Exhibit A, the years of such Credited Service to be taken into account for purposes of subsections
             (b), (c) and (d) shall be those thirty (30) years (whether or not consecutive) which make the greatest contribution to his Normal Retirement Benefit under this Plan; and

                  (iii) If a Participant has Credited Service from and after the applicable 30 year Credited Service Date set forth on Exhibit A, as a Participant under this Plan and under the Newell Pension Plan for Salaried and Clerical Employees As Amended and Restated Effective January 1, 1989 (the "Salaried Plan"), the Participant shall be entitled to credit for a maximum of thirty (30) years of Credited Service under both this Plan and the Salaried Plan for purposes of computing his aggregate benefit from and after the applicable 30 year Credited Service Date set forth on Exhibit A, under subsections (b), (c) and (d) of this
             Section 4.01 and under the Salaried Plan; provided that if a Participant has more than thirty (30) years of such Credited Service from and after the applicable 30 year Credited Service Date set forth on Exhibit A, the years of such Credited Service to be taken into account for purposes of computing such aggregate benefit under this Plan and the Salaried Plan shall be those 30 years (whether or not consecutive) which make the greatest contribution to such aggregate Normal Retirement Benefit under both Plans; and provided, further, that in no event will a Participant receive Credited Service for purposes of determining his Normal Retirement Benefit under this Plan while he is a Participant under the Salaried Plan.

             (f) In no event shall this Section 4.01 be applied to reduce the Normal Retirement Benefit of any Participant below the Accrued Benefit (determined under the terms and provisions of the Plan as in effect on December 31, 1981) to which he was entitled as of January 1, 1983, or the Accrued Benefit (determined under the terms and provisions of the Plan as in effect on December 31,
        1988) to which he was entitled as of January 1, 1989.

             4.02 BENEFITS PAYABLE ON POSTPONED RETIREMENT. Subject to the provisions of Section 4.06 below, each Participant who Retires on his Postponed Retirement Date shall be entitled to receive a monthly benefit for the remainder of his lifetime, commencing on the first day of the month following such Postponed Retirement Date, equal to the amount determined in Section 4.01 above based on Credited Service (as limited by subsection 4.01(e)) as of his Postponed Retirement Date.

             4.03 BENEFITS PAYABLE ON EARLY RETIREMENT. Subject to the provisions of Section 4.06 below, each Participant who Retires on his Early Retirement Date, shall be entitled to receive a monthly benefit for the remainder of his lifetime equal to his Accrued Benefit upon such Early Retirement Date, reduced where applicable by one-half of one percent (0.5%) for each month by which the date such benefit pay-ments commence precedes his Normal Retirement Date.

             4.04  VESTED BENEFITS.  Subject to the provisions of
   Section 4.05 below, each Participant who upon a Severance Date caused other than by death is not thereby eligible for the benefits described in Section 4.01, 4.02 or 4.03 shall be entitled to receive, if the Participant has completed five (5) years of Vesting Service at his Severance Date, a monthly benefit equal to his Accrued Benefit at his Severance Date, reduced where applicable by one-half of one percent (0.5%) for each month by which the date such payments commence precedes his Normal Retirement Date.

             4.05  COMMENCEMENT OF BENEFITS.

             (a) Unless a Participant otherwise elects as provided below, payment of benefits under Sections 4.01, 4.02, 4.03, and 4.04 will commence on the later of the Participant's Normal Retirement Date and his Postponed Retirement Date. A Participant who has completed at least fifteen (15) years of Vesting Service may elect to have payment of reduced benefits under Section 4.03 or 4.04 commence on the first day of an earlier month but in no event before the later of his Severance Date and his sixtieth (60th) birthday.

             (b) Any election under this Section 4.05 shall be made by written notice designating the selected date and delivered to the Pension Administrative Committee at least thirty (30) days in advance of that date. The provisions of subsections (a) and (b) are hereby expressly made subject to the terms of subsection (c) below.

             (c) Notwithstanding anything to the contrary contained elsewhere in the Plan:

                  (i) The payment of benefits under the Plan to any Participant will:

                       (A) be distributed to him not later than the Required Distribution Date (as defined in subsection
                  (c)(iii)), or

                       (B) be distributed to him commencing not later than the Required Distribution Date in accordance with regulations prescribed by the Secretary of the Treasury
                  (I) over the life of the Participant or over the lives of the Participant and his Beneficiary, or (II) over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary.

                  (ii) (A) If the Participant dies after distribution to him has commenced pursuant to subsection (c)(i)(B) but before his entire interest in a benefit under the Plan has been distributed to him, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under subsection (c)(i)(B) at the date of his death.

                       (B) If the Participant dies before distribution to him has commenced pursuant to subsection (c)(i)(B), then, except as provided in subsections (c)(ii)(C) and
                  (c)(ii)(D), his entire interest in a benefit under the Plan will be distributed within five (5) years after his death.

                       (C)  Notwithstanding the provisions of subsection
                  (c)(ii)(B), if the Participant dies before distribution to him has commenced pursuant to subsection (c)(i)(B) and if any portion of his interest in a benefit under the Plan is payable (I) to or for the benefit of a Beneficiary, (II) in accordance with regulations prescribed by the Secretary of the Treasury over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and
                  (III) beginning not later than one (1) year after the date of the Participant's death or such later date as the Secretary of the Treasury may prescribe by regula-tions, then the portion of such interest referred to in this subsection (c)(ii)(C) shall be treated as distributed on the date on which such distributions begin.

                       (D)  Notwithstanding the provisions of subsections
                  (c)(ii)(B) and (c)(ii)(C), if the Beneficiary referred to in subsection (c)(ii)(C) is the Surviving Spouse of the Participant, then:

                       (I)  the date on which the distributions are
                            required to begin under subsection
                            (c)(ii)(C)(III) shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

                       (II) if the Surviving Spouse dies before the
                            distributions to such Spouse begin, then this subsection (c)(ii)(D) shall be applied as if the Surviving Spouse were the Participant.

                  (iii) For purposes of this subsection (c), the "Required Distribution Date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2; provided, however, that if the Participant attained age 70 1/2 in calendar year 1988, the Required Distribution Date means April 1, 1990, and further provided that if the Participant attained age 70 1/2 prior to January 1, 1988, the Required Distribution Date means the April 1 following the later of the calendar year in which the Participant: (A) attained age 70 1/2, or (B) terminated service with all Employers, unless he was a five-percent owner (as defined in Section 416 of the Code) of the Company with respect to the Plan Year ending in the calendar year in which he attained age 70 1/2, in which case clause (B) shall not apply.

                  (iv) For purposes of this subsection (c), the life expectancy of a Participant and his Spouse may be redetermined, but not more frequently than annually.

             4.06  NORMAL FORMS OF BENEFIT.

             (a) If a Participant does not make a timely election not to receive payments pursuant to this subsection (a) and to receive payments pursuant to one of the optional forms of payment described in
   Section 5.01 below, and has an Eligible Spouse at the time payments under Section 4.01, 4.02, 4.03, or 4.04, above, commence, the benefits payable thereunder to the Participant shall be payable as a Qualified Joint and Survivor Annuity which shall be the Actuarial Equivalent of the retirement benefit set forth in the applicable Section. Any elec-tion by a Participant not to receive payments pursuant to this subsec-tion (a) shall only be effective if the requirements contained in the last sentence of Section 5.01(f) have been satisfied.
             (b) If a Participant does not make a timely election not to receive payments pursuant to this subsection (b) and to receive payments pursuant to one of the optional forms of benefits described in Section 5.01 below, and does not have an Eligible Spouse at the time payments under Section 4.01, 4.02, 4.03, or 4.04, above, com-mence, the benefits payable thereunder to the Participant shall be payable as an annuity for the Participant's life ending on the first day of the month during which his death occurs.

             4.07  QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

             (a)  Upon the death of a Participant:

                  (i) Who dies after he has satisfied the requirements for a benefit under Section 4.03, or after he has satisfied the Vesting Service requirements of Section 4.04, or
             Section 12.05 if applicable, and

                  (ii) Who has not commenced receiving benefit payments accrued under the Plan,

   his Surviving Spouse shall be entitled to receive a "Qualified
   Preretirement Survivor Annuity."

             (b)(i) A Qualified Preretirement Survivor Annuity payable to a Surviving Spouse shall be a survivor annuity for the life of the Surviving Spouse based upon the Participant's Accrued Benefit at his Severance Date (but reduced as provided below), payable at the follow-ing times:

                       (A)  If the Participant shall have completed
                  fifteen (15) years of Vesting Service at his Severance Date, and shall not have attained the age of sixty (60) years on or prior to the date of his death, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the date that would have been the Participant's sixtieth (60th) birthday if he had lived until that date; provided, however, his Surviving Spouse shall have the right to request that payment of such Qualified Preretirement Survivor Annuity be deferred until the first day of any month after the date that would have been the Participant's sixtieth (60th) birthday up to and including the first day of the month following the date that would have been the Participant's sixty-fifth
                  (65th) birthday. Any such request must be delivered in writing to the Pension Administrative Committee at least thirty (30) days prior to the date selected for commencement of payment of such Qualified Preretirement Survivor Annuity. Any such request may be revoked by the Surviving Spouse by a subsequent written request delivered to the Pension Administrative Committee at least thirty (30) days prior to the date selected for commencement in the request to be revoked.

                       (B) If the Participant (i) is working past his Normal Retirement Date for an Employer as of the date of his death, or (ii) shall have completed fifteen (15) years of Vesting Service at his Severance Date and shall have attained the age of sixty (60) years prior to the date of his death, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the date of his death; provided, however, that in the case of a Participant described in clause (ii), his Surviving Spouse shall have the right to request that payment of such Qualified Preretirement Survivor Annuity be deferred until the first day of any month after the date of the Participant's death up to and including the first day of the month following the date that would have been the Participant's sixty-fifth (65th) birthday. Any such deferral request shall be made and may be revoked pursuant to the procedures described in paragraph (A) next above.

                       (C)  If the Participant (i) is not working
                  past his Normal Retirement Date for an Employer, whether or not he has attained his Normal Retirement Date, as of the date of his death, and (ii) shall have completed at least five (5) but less than fifteen (15) years of Vesting Service at his Severance Date, then such Qualified Preretirement Survivor Annuity shall commence on the first day of the month following the later to occur of (i) the date of his death and (ii) the date that would have been his sixty-fifth (65th) birthday if he had lived until such date.

                  (ii) The amount of the Qualified Preretirement Sur-vivor Annuity payable to a Surviving Spouse with respect to his benefit under the Plan shall be as follows:

                       (A)  If the Participant shall have completed
                  fifteen (15) years of Vesting Service at his Severance Date, and shall not have attained the age of sixty (60) years on or prior to the date of his death, then the amount of such Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, sur-vived to his sixtieth (60th) birthday, Retired and com-menced receiving his early retirement benefit pursuant to Section 4.03 in the form of a Qualified Joint and Survivor Annuity on his sixtieth (60th) birthday and died on the day after his sixtieth (60th) birthday; provided, however, that if the Surviving Spouse elects to defer payment of the Qualified Preretirement Survivor Annuity pursuant to subparagraph (b)(i)(A) of this section the amount of the Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to the selected commencement date, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the selected commencement date and died on the next day.

                       (B) If the Participant (i) is working past his Normal Retirement Date for an Employer as of the date of his death, or (ii) shall have completed fifteen (15) years of Vesting Service at his Severance Date and shall have attained the age of sixty (60) years prior to the date of his death, then the amount of such Qualified Preretirement Survivor Annuity shall be de-termined as if the Participant had Retired and com-menced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the day before the date of his death; provided, however, that if the Surviving Spouse elects to defer payment of the Qualified Preretirement Survivor Annuity pursuant to subparagraph
                  (b)(i)(B) of this section, the amount of the Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to the selected commencement date, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on the selected commencement date and died on the next day.

                       (C) If the Participant (i) is not working past his Normal Retirement Date for an Employer, whether or not he has attained his Normal Retirement Date, as of the date of his death, and (ii) shall have completed at least five (5) but less than fifteen (15) years of Vesting Service then the amount of such Qualified Preretirement Survivor Annuity shall be determined as if the Participant had terminated employment on the date of his death, survived to his sixty-fifth (65th) birthday, Retired and commenced receiving a benefit in the form of a Qualified Joint and Survivor Annuity on his sixty-fifth (65th) birthday and had died on the day after his sixty-fifth (65th) birthday.

   Notwithstanding any provision of this subsection (b) to the contrary, the benefit payable pursuant to this subsection (b) shall be based on the Participant's Accrued Benefit at his Severance Date.

                  (c)(i) The Qualified Preretirement Survivor Annuity payable to a Surviving Spouse pursuant to this Section shall be payable in equal monthly installments until and including the installment for the month in which the Surviving Spouse dies.

                  (ii)  Notwithstanding the provisions of this
             Section 4.07, that portion of the Plan as in effect on December 31, 1983 that provided a benefit to the Surviving Spouse of a Participant who died prior to the commencement of his benefit shall apply in lieu of the provisions of this
             Section 4.07 with respect to (i) any Employee who died prior to August 23, 1984, or (ii) any Employee who did not receive credit for an Hour of Service on or after August 23, 1984; except with respect to any Employee who elected to be covered by the provisions of this Section 4.07 pursuant to an opportunity provided in accordance with the Retirement Equity Act of 1984.

                  (iii) If a Participant shall die on or after the date of commencement of benefit payments to him under the Plan, payments shall be made to his Surviving Spouse or Bene-ficiary only in accordance with the form of payment specified in Section 4.06(a), or as elected by the Partici-pant pursuant to Section 5.01, if applicable.

                  (iv) The amount of any Qualified Preretirement Survivor
             Annuity shall be reduced by one-half of one percent (0.5%) for each month by which the date payment of the Qualified Preretirement Survivor Annuity commences precedes the date the Participant would have attained the age of sixty-five
             (65) years.

             4.08 DISABILITY BENEFITS. No benefits are provided under the Plan solely by virtue of a Participant's disability.

             4.09  RE-EMPLOYMENT AFTER TERMINATION OF SERVICE.

             (a) If a Participant who has Retired and commenced receiving a benefit is reemployed by an Employer after his Retirement, such benefit shall continue to be paid notwithstanding his reemployment.

             (b) A Participant's benefit shall be suspended if he has commenced receiving a benefit under Section 4.04 by reason of a Severance Date other than Retirement and is reemployed for more than three consecutive months by an Employer prior to his Normal Retirement Date. In such event his benefit shall be suspended during such period of reemployment beginning with the month following his completion of three consecutive months of reemployment and up to his Normal Retirement Date (subject to additional suspension as provided below).

             (c) A Participant's benefit shall be suspended on and after his Normal Retirement Date pursuant to subsection (d) if:

                  (i)  He has commenced receiving a benefit under Section
             4.04 by reason of a Severance Date other than Retirement and is reemployed by an Employer on or after his Normal
             Retirement Date for more than three consecutive months,

                  (ii)  He has commenced receiving a benefit under
             Section 4.04 by reason of a Severance Date other than Retirement and is reemployed by an Employer before his Normal Retirement Date but continues in employment with an Employer after his Normal Retirement Date and such employment continues for more than three consecutive month, or

                  (iii) He continues in employment with an Employer beyond his Normal Retirement Date without a prior termination.

             (d)  In the case of a Participant described in subsection
   (c)(i), (c)(ii), or (c)(iii), with respect to whom the additional benefit accrued by reason of employment after his Normal Retirement Date is less than the adjustment that would have been made to the Participant's benefit if it had been increased to equal the Actuarial Equivalent of the benefit accrued for such Participant at his Normal Retirement Date, the Participant's benefit shall be suspended on and after his Normal Retirement Date only in accordance with the following provisions of this Section 4.09. Such provisions shall become applicable to him as of the latest of (i) his Normal Retirement Date,
   (ii) the first day of the month following his completion of three consecutive months of reemployment, or (iii) the date as of which such additional accrual is less than such adjustment.

                  (i) For purposes of this Section, the following definitions shall apply:

                       (A) "Post-Retirement Date Service" means each calendar month of employment of a Participant with an Employer after the Participant's Normal Retirement Date and subsequent to the time that:

                            (1) payment of a Vested Benefit commenced to the Participant under Section 4.04 if he returned to employment, or

                            (2)  payment of a benefit would have com-
                       menced to him if he had not remained in employ-ment,

                       if in either case the Participant completes forty
                  (40) or more Hours of Service in such calendar month. The determination of the Employee's Employer with respect to whether an Employee is performing Post-Retirement Date Service shall be based on a reasonable and good faith evaluation of the facts, and shall be conclusive and binding.

                       (B)  "Suspendable Amount" means:

                            (1)  in the case of a benefit payable
                       periodically on a monthly basis for as long as a life (or lives) continues, the monthly benefit otherwise payable in a calendar month in which the Participant is engaged in Post-Retirement Date Service,

                            (2)  in the case of a benefit payable other
                       than in the form described in clause (1) above, the lesser of (a) the amount of such benefit that would have been payable to the Participant if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at his actual retirement date; or (b) the actual amount paid or scheduled to be paid to the Participant for such month. Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of this clause (b).

                  (ii) Payment shall be permanently withheld of a portion of a Participant's benefit, not in excess of the Suspendable Amount, for each calendar month described in the first two sentences of this subsection (d) during which the Participant is employed in Post-Retirement Date Service.

                  (iii) If payments have been suspended pursuant to sub-section (d)(ii) above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be em-ployed in Post-Retirement Date Service; provided, however, that no payments shall resume until the Participant has com-plied with the requirements set forth in subsection (d)(vi) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month in which payments resume and any amounts withheld during the period between the cessation of Post-Retirement Date Service and the resumption of payment, less any amounts which are subject to offset pursuant to subsection (d)(iv) below.

                  (iv) Benefit payments made subsequent to Post-Retire-ment Date Service shall be reduced (A) by the Actuarial Equivalent of any benefits paid to the Participant prior to the time he is reemployed by an Employer after his Normal Retirement Date (such reduction will occur only if such benefits are not repaid in full to the Trust before the earlier of five years after the first date on which the Participant is subsequently reemployed by an Employer, or the close of the first period of five consecutive one-year Breaks in Service commencing after the payment of such benefits; and (B) by the amount of any payments previously made during those calendar months in which the Participant was engaged in Post-Retirement Date Service; provided, however, that such reduction under (B) shall not exceed in any one month, twenty-five (25) percent of that month's total benefit payment (excluding amounts described in sub-section (d)(iii) above) which would have been due but for the offset.

                  (v) Any Participant whose benefit payments are suspended pursuant to subsection (d)(ii) above, shall be notified (by personal delivery or certified mail) during the first calendar month in which payments are withheld, that his benefits are suspended. Such notification shall include: (A) a description of the specific reasons for the suspension of payments; (B) a general description of the

             Plan provisions relating to the suspension; (C) a copy of the provisions; (D) a statement to the effect that applicable Department of Labor regulations may be found at
             Section 2530.203-3 of the Code of Federal Regulations; (E) the procedure for appealing the suspension, which procedure shall be governed by Section 7.06; and (F) the procedure for filing a benefits resumption notification pursuant to subsection (d)(vi) below. If payments subsequent to the suspension are to be reduced by an offset pursuant to subsection (d)(iv) above, the notification shall speci-fically identify the periods of employment for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

                  If the Summary Plan Description ("SPD") for the Plan
             contains information that is substantially the same as information required pursuant to this subsection (d)(v), the notification required by this subsection (d)(v) may refer the Participant to the relevant pages of the SPD. If the notification refers to the SPD, the notification shall also inform the Participant how to obtain a copy of the SPD, or relevant pages thereof, and any request for the referenced information shall be honored within thirty (30) days of the receipt by the Participant's Employer of such request.

                  (vi) Payments shall not resume as set forth in subsection (d)(iii) above until a Participant performing Post-Retirement Date Service notifies his Employer in writing of the cessation of such Service and supplies such Employer with such proof of the cessation as such Employer may reasonably require.

                  (vii) A Participant may request, pursuant to the pro-cedure contained in Section 7.06, a determination whether specific contemplated employment will constitute Post-Retirement Date Service.

             (e)  In the case of a Participant covered by subsection (b),
   (c)(i), or (c)(ii), above, the monthly benefit of such Participant commencing by reason of his subsequent Severance Date (including Retirement) shall be redetermined in accordance with the Plan. The Vesting Service and Credited Service of such Participant for purposes of such redetermination shall include the Vesting Service and Credited Service which entitled him to a benefit by reason of such prior Severance Date as well as all subsequent Vesting Service and Credited Service (as limited by subsection 4.01(e) above). The monthly benefit amount as so redetermined shall be adjusted, however, so that the Actuarial Equivalent of the sum of the benefit amounts already paid by reason of such prior Severance Date and such redetermined benefit will equal the greater of the amount of such redetermined benefit or the amount of the benefit that would have been payable from such new Severance Date by reason of such prior termination of service.

             4.10 FORFEITURES. If upon his Severance Date a Participant (or his Beneficiary) does not become entitled to any benefit under this Plan other than the Accrued Benefit attributable to his own contributions, if any, his Accrued Benefit as of such Severance Date attributable to Employer contributions shall be deemed a Forfeiture and shall be used to reduce Employer contributions; PROVIDED, HOWEVER, that except as expressly provided in Sections 7.05 and 7.07 below, a Participant's Accrued Benefit under this Plan shall become nonforfeitable after he attains his Normal Retirement Date or completes five (5) years of Vesting Service, whichever occurs first. In no event shall any Forfeitures of benefits hereunder for any reason be applied to increase the benefits any Participant or Beneficiary would otherwise receive under this Plan.

             4.11 RIGHTS FIXED AT SEVERANCE DATE. All rights and benefits provided under this Plan for a Participant or the Beneficiary of a Participant are determined under the terms and provisions of the Plan as they exist on the Participant's Severance Date and such rights and benefits, as so determined, shall become fixed and shall not be changed by any amendment to the Plan effective after such Severance Date. Benefits shall not be decreased due to subsequent increases in social security benefits.

             4.12 RETURN OF PARTICIPANT'S CONTRIBUTIONS AND INTEREST. None of the Participant, his Spouse, or his Beneficiary, may at any time elect a return of such Participant's contributions to the Plan and/or Credited Interest thereon. However, upon the death of the Participant and his Spouse or other Beneficiary, if any, designated under the form of payment applicable with respect to the Participant under Sections 4.06 and 5.01, the excess, if any, of the amount of such contributions and Credited Interest over the aggregate payments made to the Participant and/or his Spouse or other Beneficiary shall be paid in cash, as soon as practicable, to his designated Beneficiary, or if none, then pursuant to Section 5.03, in a lump sum.

             4.13 MAXIMUM BENEFIT. (a) Notwithstanding any other pro-vision of the Plan, in no event may a Participant's annual retirement income attributable to Employer contributions exceed the equivalent, determined in accordance with subsection (f) below and with rules determined by the Commissioner of the Internal Revenue Service pursuant to Code Section 415, of a straight life annuity payment equal to the lesser of:

                  (i) $118,800, or such other amount as may hereafter be set forth in Section 415 of the Code or determined by Treasury regulations issued pursuant to Section 415(d) of the Code; or

                  (ii) one hundred percent (100%) of the Participant's average annual compensation over the three consecutive calendar years during which he had the greatest aggregate compensation from all Employers, increased to reflect cost of living adjustments determined by Treasury regulations issued pursuant to Section 415 of the Code;

                  (iii) if the Participant has fewer than ten (10) years of participation in the Plan, the amount determined under the provisions of clause (i) above multiplied by a fraction, the numerator of which is the Participant's number of years of participation (or part thereof) and the denominator of which is ten (10); provided, however, that such product shall not be less than one-tenth of the amount determined under clause (i); and

                  (iv) if the Participant has fewer than ten (10) years of service with all Employers, the amount determined under the provisions of clause (ii) above multiplied by a fraction, the numerator of which is the Participant's number of years of service with all Employers (or part thereof) and the denominator of which is ten (10); provided, however, that such product shall not be less than one-tenth of the amount determined under clause (ii).

             (b) The maximum benefit permitted under subsection (a) above shall be in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made.

             (c)  Notwithstanding the foregoing provisions of this
   Section 4.13, a retirement income payable with respect to the Plan shall not be deemed to exceed the limitation of this Section 4.13 in a Plan Year if the retirement income derived from Employer contributions payable with respect to the Participant under this Plan and all other defined benefit plans of any Employer do not in the aggregate exceed $10,000 for such Plan Year. The provisions of this subsection (c) shall not apply with respect to any Participant if an Employer has at any time maintained a defined contribution plan in which the Participant participated. If the Participant has fewer than ten (10) years of service with all Employers, the $10,000 amount referred to above shall be multiplied by a fraction, the numerator of which is the Participant's number of years of service with all Employers (or part thereof) and the denominator of which is ten (10); provided, however, that the resulting product shall not be less than $1,000.

             (d) Participant contributions will be treated as a separate defined contribution plan maintained by the Company which is subject to the limitations on contributions and other additions described in Treasury Regulation Section 1.415-6.

             (e) If the amount contained in subsection (a)(i) above is increased pursuant to Treasury regulations issued under Section 415(d) of the Code, such increase shall be effective as of January 1 of the calendar year for which such Treasury regulations were effective and shall apply with respect to Limitation Years ending with or within that calendar year.

             (f)  For purposes of this Section 4.13:

                  (i) If the retirement income under the Plan is payable in any form other than a straight life annuity, the deter-mination as to whether the limitation described in sub-section (a) above has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is the equivalent to the benefit described in such subsection (a). For purposes of this subsection (f)(i), any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account and that portion of any joint and survivor annuity which constitutes a Qualified Joint and Survivor Annuity shall not be taken into account.

                  (ii) If the retirement income under the Plan begins before the Social Security Age, the determination as to whether the dollar limitation set forth in subsection (a) has been satisfied shall be made in the case of a retirement income commencing on or after age 62, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such income so that it is equivalent to a benefit beginning at the Social Security Retirement Age. In the case of a retirement income commencing prior to age 62, such determination shall be made (A) by reducing such retirement income for the period between the Social Security Retirement Age and age 62 in accordance with the procedure described in the preceding sentence, and (B) by further reducing such retirement income to its Actuarial Equivalent for the period between age 62 and the date payment commences. The reduction under this subsection (f)(ii) shall be made in such manner as the Secretary of the Treasury may prescribe that is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                  (iii) If the retirement income under the Plan begins after the Social Security Age, the determination as to whether the dollar limitation set forth in subsection (a) has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is equivalent to such a benefit beginning at the Social Security Age.

                  (iv)(A) For purposes of adjusting any benefit under subsection (f)(i) above, the interest rate assumption shall be the greater of five (5) percent or the rate specified in
             Section 5.05 below.

                       (B) For purposes of adjusting any benefit under subsection (f)(ii) above, the interest rate assumption shall be the greater of five (5) percent or the rate utilized in reducing the amount of retirement income payable to a Participant on account of commencement prior to such Participant's Normal Retirement Date under Section 4.03 above.

                       (C) For purposes of adjusting any benefit under subsection (f)(iii) above, the interest rate assumption shall be five (5) percent.

             (g) In the event that any Participant under this Plan is also a Participant in a defined contribution plan or plans (as defined in Section 415 of the Code) maintained by an Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year with respect to such Participant shall not exceed one (1.0). If such sum exceeds one (1.0) and the annual additions (as defined in Code Section 415(c)(2)) for such Participant to such defined contribution plan or plans are not reduced to obtain compliance with Code Section 415(e), then the Participant's retirement income under this Plan shall be reduced to obtain such compliance.

                  (h)(i) The total annual benefit payable to a Participant under all qualified plans maintained by his Participating Employer will not exceed the limits under
             Section 415 of the Code as set forth in subsection (a) above.

                  (ii)  For purposes of the limitations imposed by this
             Section 4.13, a defined benefit plan or defined contribution plan shall be treated as maintained by a Participating Employer if the plan is maintained by any employer that is, along with such Participating Employer, a member of a controlled group of corporations or under common control with such Employer (as defined in Section 414(b) and (c) of the Code, as modified by Section 415(h) thereof) or a member of an affiliated service group (as defined in Section 414(m) of the Code).

             (i) For purposes of this Section 4.13, the term "Limitation Year" means the period to be used in determining the Plan's compliance with Section 415 of the Code and the regulations thereunder. The Company shall take all actions to ensure that the Limitation Year is the same period as the Plan Year.

             (j)  For purposes of this Section 4.13:

                       (1) "compensation" shall mean wages, salaries, fees for professional services actually rendered in the course of employment with an Employer (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses); shall include all compensation actually paid or made available to a Participant; shall include any other items or amounts paid to or for the benefit of a Participant that is currently includible in the Participant's gross income, and shall not include contributions made by an Employer to a plan of deferred compensation to the extent that, before the application of Section 415 of the Code to the Plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In no event shall the compensation of a Participant taken into account under the Plan for any year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code);

                       (2)  "defined benefit plan fraction" for any
                  Limitation Year for a Participant means a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans maintained by the Company and all Affiliated Companies, determined as of the close of the Limitation Year, and the denominator of which is the lesser of (A) the product of 1.25, and the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year, or (B) the product of 1.4 and the amount determined under subsection (a)(ii) of Sub-
                  section 4.13 hereof for such Limitation Year;

                       (3) "defined contribution plan fraction" for any Limitation Year for any Participant is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans maintained by the Company and all Affiliated Companies as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior year of service with the Company or an Affiliated Company: (A) the product of 1.25 and the dollar limitation in effect under
                  Section 415(c)(1)(A) of the Code for such Year (deter-mined without regard to Section 415(c)(6) of the Code), and (B) the product of 1.4 and the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year; and

                       (4) "Social Security Retirement Age" means the age used as the retirement age for a Participant under
                  Section 216(l) of the Social Security Act, except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under Section 216(l)(2) of that Act were sixty-two (62).

             (k) Notwithstanding any provision of this Section 4.13 to the contrary, in the case of any benefit payable to or with respect to any person who was a Participant in the Plan before January 1, 1983,
   (1) the Pension Administrative Committee may elect to apply the transition rules set forth in Sections 235(d) and 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, and (2) the limitations of this Section shall be adjusted as necessary in accordance with the provisions of Section 235(g)(4) of that Act.
             Notwithstanding any provisions of this Section 4.13 to the contrary, in the case of any benefit payable to or with respect to any person who was a Participant in the Plan before January 1, 1987, the limitations of this Section shall be adjusted, as necessary, in accordance with the provisions of Section 1106(g)(3) of the Tax Reform Act of 1986.

             4.14 CERTAIN CASH OUTS AND REPAYMENTS. (a) If, following a Participant's Severance Date and prior to the commencement of his monthly benefit payment, (i) the monthly benefit payment payable hereunder to such Participant, or to his Spouse or Beneficiary, shall fall below $100 and (ii) the Actuarial Equivalent of the entire nonforfeitable benefit to which he is entitled is not in excess of $2000, the Pension Administrative Committee shall distribute to such Participant, Spouse or Beneficiary the Actuarial Equivalent of the entire nonforfeitable benefit to which such person is entitled in a lump sum as soon as administratively feasible after such Severance Date. If such Participant is reemployed by a Participating Employer and again becomes a Participant in this Plan, the Credited Service with respect to which such distributed benefit was determined shall be disregarded unless such Participant repays to the Fund the entire amount of such distribution, plus Credited Interest thereon, before the earlier of five years after the first date on which the Participant is subsequently reemployed by an Employer, or the close of the first period of five consecutive one-year Breaks in Service, commencing after the distribution. For purposes of this Section 4.14, the Actuarial Equivalent of a benefit to which a Participant, Spouse or Beneficiary is entitled shall be:

                  (1) the Actuarial Equivalent of the benefit payable at an Early Retirement Date pursuant to Section 4.03, in the case of a Participant, Spouse or Beneficiary who is entitled to such benefit; or

                  (2) the Actuarial Equivalent of the Normal Retirement Benefit payable pursuant to Section 4.01 with respect to a Participant, Spouse or Beneficiary who is not described in clause 1 above.

        (b) A lump sum benefit that is the Actuarial Equivalent of zero dollars shall be deemed to be paid to a Participant whose Severance Date or death occurs before he completes five (5) years of Vesting Service, and before he attains his Normal Retirement Date.

        (c) This subsection (c) applies to distributions made pursuant to this Section 4.14 on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this subsection, a Distributee may elect, at the time and in the manner prescribed by the Pension Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

             (i)  Definitions.

                  (A)  "Eligible Rollover Distribution" is any
             distribution pursuant to this Section 4.14 of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (B) "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (C) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse, and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Surviving Spouse, Spouse or former Spouse.

             4.15 AUTHORIZED DEDUCTIONS. Notwithstanding anything to the contrary contained herein, if a Participant who has commenced receiving benefit payments hereunder or a Surviving Spouse or Beneficiary of a deceased Participant (1) elects to join, or to continue in, a medical or life insurance program provided by the Company, and (2) authorizes the deduction of the amount to be paid by him under any such program from the benefit payable to him pursuant to the Plan, the Pension Administrative Committee may direct the Trustee to deduct such amount (as from time to time certified to the Trustee by the Pension Administrative Committee) from the benefit payable to such Participant Surviving Spouse, or Beneficiary pursuant to the Plan and to pay such amount directly to the Company; provided, however, that no deduction shall be made until the Company files a written acknowledgement with the Pension Administrative Committee that satisfies the requirements of Treasury Regulations section 1.401(a)-13(e)(2), and no deduction shall be made after such Participant, Surviving Spouse or Beneficiary shall have revoked his authorization of such deduction.

                                  ARTICLE V

                          OPTIONAL FORMS OF PENSION
                          -------------------------

             5.01 ELECTION OF OPTION. (a) In lieu of the amount and method of payment of a monthly benefit payable under Section 4.06, and subject to the provisions of this Section 5.01, a Participant may elect by written request (which may be an original request or a revocation or an amendment of a prior request) to receive payment of the Actuarial Equivalent of such benefit in accordance with such of the following options as he may elect with the consent of his Eligible Spouse if applicable:

                  (i) STRAIGHT LIFE ANNUITY. A monthly benefit payable to a Participant for his lifetime;

                  (ii) TEN-YEARS CERTAIN. A monthly benefit of a smaller amount, payable to the Participant for his lifetime and, in the event of the Participant's death before the end of a 10-year period commencing with the date on which payments commenced, the same benefit amount shall be payable to the Beneficiary designated by the Participant in a writing filed with the Pension Administrative Committee before his death for the remainder of such period; or

                  (iii) JOINT-AND-SURVIVOR. A monthly benefit payable to the Participant for the joint lives of the Participant and his Eligible Spouse and thereafter to the Eligible Spouse if such Spouse survives the Participant in an amount equal to 100% of the amount payable during their joint lives.

             (b) The value of the single-sum Actuarial Equivalent of any benefit payable under the Plan to a Participant (other than a Qualified Joint and Survivor Annuity) shall be greater than the value of the single-sum Actuarial Equivalent of the benefit, if any, payable to his Beneficiary or Eligible Spouse, computed at the date of his Retirement.

             (c) Within a reasonable time prior to the first to occur of the commencement of benefit payments to a Participant, and the Participant's Normal Retirement Date, and again within a reasonable time prior to the commencement of benefit payments to a Participant who Retires on a Postponed Retirement Date, the Pension Administrative Committee shall give such Participant written notice, in nontechnical terms, of his right to elect not to receive benefits pursuant to
   Section 4.06 above and of his right to make an election of an optional form of payment of such benefits pursuant to subsection (a) above. Such notice shall include a description of (i) the terms and con-ditions of the normal form of benefit under Section 4.06, (ii) the Participant's right to make and the effect of an election to waive such form, (iii) the rights of the Participant's Eligible Spouse, if any, not to consent to such election, (iv) the right to make, and the effect of, a revocation of such an election, (v) the optional forms of payment available under subsection (a) above, and (vi) the right to request an estimate of the financial effect upon the Participant's pension benefits of waiving the form of benefit available under
   Section 4.06 above and electing one of the optional forms of payment under subsection (a) above.

             (d) The elections provided in Section 4.06 and subsections (a) above may be made by the Participant by giving a written notice of election to the Pension Administrative Committee at any time during the Election Period consisting of the ninety (90) day period ending either on the date benefit payments commence or on his Normal Retirement Date, as applicable. Any election provided in
   Section 4.06 and subsection (a) above may be modified or revoked at any time before the date benefit payments commence and, except as otherwise provided in Section 5.02, shall be automatically revoked if the Participant dies before commencement of payment of his benefits to him.

             (e) If a Participant makes a request for additional information pursuant to subsection (c) above with respect to the elections provided in Section 4.06 or subsection (a) above on or before the last day of the Election Period, the Election Period shall be extended to the extent necessary to include at least the ninety
   (90) calendar days immediately following the day the additional requested information is personally delivered or mailed to the Participant.

             (f) Any election by a Participant not to receive benefits in the normal form set forth in Section 4.06 shall not take effect unless such Participant's Eligible Spouse irrevocably consents in writing to such election, such consent acknowledges the effect of such election and such consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Pension Administrative Committee that such consent may not be obtained because there is no Eligible Spouse, the Eligible Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. If a Participant who has an Eligible Spouse elects to have benefits paid to a Beneficiary other than such Eligible Spouse, the consent by such Eligible Spouse required under this subsection (f) must acknowledge the specific Beneficiary. In such event, the Participant may not subsequently change Beneficiaries without the consent of his Eligible Spouse. Any consent by an Eligible Spouse shall be irrevocable. Any consent by an Eligible Spouse, or establishment that the consent of an Eligible Spouse may not be obtained, under this subsection, shall be effective only with respect to such Eligible Spouse.

             5.02 DEATH OF PARTICIPANT BEFORE BENEFIT COMMENCEMENT. If a Participant who has elected option (ii) or option (iii) under
   Section 5.01(a) above shall die prior to his Normal Retirement Date and prior to the date of commencement of payment pursuant to such option, no death benefit will be payable under such option to his Beneficiary (provided that nothing in this sentence shall be construed as limiting any death benefit payable pursuant to Section 4.07 above). If a Participant who has elected option (i), (ii) or (iii) under

   Section 5.01(a) above shall die after his Normal Retirement Date but before actual Retirement, and such Participant is survived by a Surviving Spouse, the election of such option shall automatically be revoked. If a Participant described in the preceding sentence is not survived by a Surviving Spouse, a death benefit, if any, shall be payable to his Beneficiary under such option as if he had retired at the end of the calendar month next preceding the date of his death.

             5.03 PAYMENTS UNDER OPTION (II). A Participant who has elected option (ii) under Section 5.01(a) above may change his designation of Beneficiary at any time before his death; but if no Beneficiary has been designated or if the Beneficiary does not survive the Participant, the Actuarial Equivalent of the remaining monthly benefit amounts due under said option (ii) shall be paid to the estate of such Participant in a lump sum. If the Beneficiary of an option
   (ii) election by a Participant shall die subsequent to such Bene-ficiary's becoming entitled to payments hereunder and no successor Beneficiary shall have been properly designated by such Participant, Actuarial Equivalent of the remaining monthly benefit amounts due thereunder shall be paid to the estate of such deceased Beneficiary in a lump sum.

             5.04 PAYMENTS UNDER OPTION (III). If the Participant has elected option (iii) under Section 5.01(a) and his Eligible Spouse shall die before the date on which payment of the Participant's benefit commences, the option so elected will be automatically cancelled and the monthly benefit payable to such Participant here-under will be made as though the election of the option had not been made, except that Participant may again elect an optional form of benefit in accordance with Section 5.01(a) above.

             5.05 ACTUARIAL EQUIVALENCE. Actuarial Equivalence of optional forms of benefit to the normal form, where no other particular assumptions are required by ERISA or other applicable law or regulations thereunder, shall be determined on the basis of the adjustment factors specified in: Exhibit E (joint and 50% survivor), Exhibit F (joint and 100% survivor), or Exhibit G (life with ten years certain), to this Plan, whichever is appropriate. For purposes of determining lump sum equivalents, the interest rate used shall be (a) the interest that would be used (as of the first day of the applicable Plan Year) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination if the Participant's vested Accrued Benefit (using such rate) does not exceed $25,000, or (b) 120% of such Pension Benefit Guaranty Corporation rate if the Participant's vested Accrued Benefit exceeds $25,000 (as determined under clause (a)). In no event, however, shall the present value determined under clause (b) be less than $25,000. For purposes of determining lump sum equivalents, the mortality rate used shall be that set forth in the 1984 Unisex Pension Table (set one year forward for males, four years backwards for females, with 75% male/25% female blended annuities). Notwithstanding the foregoing, for purposes of determining the Actuarial Equivalent of a benefit accrued for a Participant at his Normal Retirement Date under Section 4.09(d)(iv) and 4.09(e), an interest rate of 5% shall be used. For purposes of Plan funding, the Actuary shall retain the right to modify the actuarial assumptions as needed to enable certification of Plan costs on a reasonable and appropriate basis. Notwithstanding the foregoing, in no event shall this Section 5.05 be applied to reduce the Accrued Benefit of any Participant below the Accrued Benefit to which he was entitled on the date as of which this Section was incorporated into the Plan or the effective date of any amendment to this Section, based on his Credited Service and Covered and Excess Compensation (as defined in Article II on such date) to such date, and on the terms of the Plan as in effect immediately prior to such date.

             5.06 OTHER BENEFITS. This Plan provides for no benefits payable in the event of death, dismissal, resignation or other termination of employment of a Participant except as specifically set forth in Articles IV and V hereof, and except upon termination of this Plan as set forth in Article XI below, and Participants and their Surviving Spouses and Beneficiaries shall be entitled to only the benefits expressly provided for in the Plan.


                                 ARTICLE VI

                                CONTRIBUTIONS
                               --------------

             6.01 COMPANY CONTRIBUTIONS. For each Plan Year during the continuance of the Plan, the Company shall pay the entire cost of the Plan with respect to Participants in its employment, and in the employment of other Participating Employers, and their Spouses and Beneficiaries; and intends, but does not guarantee, to contribute to the Fund an amount which will, as shown on the annual report of the Plan's Actuary, meet the minimum funding standards of Section 412 of the Code and Sections 302 through 306 of ERISA and the regulations thereunder. All Company contributions to the Plan are conditioned upon the qualification of the Plan under Section 401(a) of the Code and upon the deductibility of the contribution under Section 404 of the Code.

             6.02 EMPLOYEE CONTRIBUTIONS. After December 31, 1972, the Participants are neither required nor permitted to make contributions to the Fund under the Plan.


                                 ARTICLE VII

              MISCELLANEOUS PROVISIONS RESPECTING PARTICIPANTS
              -------------------------------------------------

             7.01 INFORMATION FROM PARTICIPANTS. Participants shall furnish to the Pension Administrative Committee such information as it considers necessary or desirable for the purpose of administering the Plan. If such information is not submitted or shows that such information previously has been misstated on the records of the Plan, the Pension Administrative Committee will make such corrections and adjustments for the purposes of the Plan in accordance with the available facts as it considers appropriate.

             7.02 EMPLOYER RECORDS CONTROLLING. The regularly kept records of each Employer shall be conclusive and binding upon all persons with respect to the nature and length of employment, the type and amount of compensation paid and the manner of payment thereof, the type and length of absence from work and all other matters contained therein relating to Employees of such Employer.

             7.03 SPENDTHRIFT CLAUSE. (a) Except as provided in subsection (b) below, or Section 8.07 of the Plan, benefit amounts payable under the Plan to a Participant, a Spouse, or a Beneficiary (except a minor or person under legal disability), shall be made only to him and upon his personal receipt; and no benefit payable under the provisions of this Plan shall be subject in any manner to antici-pation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge shall be void; nor shall the Fund or any part thereof be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to any benefit payment.

             (b) Notwithstanding the provisions of subsection (a) above, all or any part of the Accrued Benefit of a Participant shall be subject to and payable in accordance with the applicable requirements of any Qualified Domestic Relations Order, as that term is defined in
   Section 206(d)(3) of ERISA, and the Pension Administrative Committee shall direct the Trustees to provide for payment in accordance with such Order and Section and any regulations promulgated under such Section. All such payments pursuant to Qualified Domestic Relations Orders shall be subject to reasonable rules and regulations promul-gated by the Pension Administrative Committee; provided that such rules and regulations are consistent with such Section. If prior to the commencement of payment to or with respect to a Participant of any benefit hereunder, any amount of his Accrued Benefit is paid to an alternate payee or payees pursuant to a Qualified Domestic Relations Order, the amount of his Accrued Benefit shall be reduced by the Actuarial Equivalent of any such payment.

             7.04 NOT EMPLOYMENT CONTRACT. Nothing contained in this Plan shall be construed as a contract of employment between any Employer and any Employee, or as giving the right to any Employee to be continued in the employment of such Employer or as a limitation of the right of any Employer to discharge any Employee at any time with or without cause.

             7.05 FAILURE TO MAINTAIN CONTACT. Each person entitled to benefits under this Plan shall file with the Pension Administrative Committee from time to time in writing his complete mailing address and each change of mailing address. Any check representing payment hereunder and any communication addressed to a Participant or to any other person at his last address so filed, or if no such address has been filed then at his last address indicated on the records of the Employer, shall be deemed to have been received by such person for all purposes of the Plan; and neither the Pension Administrative Committee, nor the Employer, nor the Trustees, shall be obliged to search for or ascertain the location of any such person. If a check representing payment of benefits hereunder to a Participant (or a Surviving Spouse or Beneficiary) is returned unclaimed to the Pension Administrative Committee and such benefits remain unclaimed for two years, the benefits of the Participant (or Surviving Spouse or Beneficiary) shall be deemed forfeited; PROVIDED, HOWEVER, that if at any time thereafter the Participant (or Surviving Spouse or Benefi-ciary) makes a claim for such benefits, such benefits shall be rein-stated and may be paid as an expense of the Plan.

             7.06 CLAIMS. No claim or application for benefits is required for commencement of benefits under this Plan. Any claim for benefits which are not received shall be made in writing to the Pension Administrative Committee. In the event a claim for benefits is wholly or partially denied by the Pension Administrative Committee, the Pension Administrative Committee shall, within a reasonable period of time, but no later than ninety (90) days after receipt of the claim, notify the claimant in writing of the denial of the claim. If the claimant shall not be notified in writing of the denial of the claim within ninety (90) days after it is received by the Pension Administrative Committee, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (d) an explanation of the Plan's review procedure. Within sixty (60) days of the receipt by the claim-ant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Pension Administrative Committee that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the Pension Administrative Committee. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Pension Administrative Committee shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Pension Administrative Committee shall notify the claimant in writing of any such extension. The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

             7.07 SPECIAL BENEFIT LIMITATIONS. To prevent discrimination in favor of Highly Compensated Participants, the provisions of this Section 7.07 shall be applicable notwithstanding anything elsewhere contained in the Plan to the contrary.

             (a) In this Section, the following terms shall have the meaning stated below:

                  1. "Accrued Benefit" shall have the meaning such forth in Article II.

                  2. "Actuarial Equivalent" shall have the meaning set forth in Article II.

                  3. "Benefit" shall include among other benefits under the Plan, loans in excess of the amounts set forth in
             Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee or former Employee and any death benefits under the Plan not provided for by insurance on the Employee's or former Employee's life.

                  4. "Covered Compensation" shall have the meaning set forth in Article II.

                  5. "Current Liabilities" shall have the meaning set forth in Section 412(1)(7) of the Code.

                  6. "Highly Compensated Participant" shall mean a Participant who, during the current Plan Year or the preceding Plan Year, (a) was at any time a 5% owner of the Company or any Employer, (b) received Covered Compensation from the Company or any Employer in excess of $75,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code), (c) received Covered Compensation from the Company or any Employer in excess of $50,000 (or such greater amount provided by the Secretary of the Treasury pursuant to
             Section 414(q) of the Code) and was in the top paid group of Employees for such Plan Year, or (d) was at any time an officer of the Company or any Employer and received Covered Compensation from the Company or any Employer greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year. The provisions of Section 414(q) of the Code shall apply in determining whether a Participant is a Highly Compensated Participant. The Company for any Plan Year may elect to identify Highly Compensated Participants based upon the current Plan Year to the extent permitted by Section 414(q) of the Code and regulations issued thereunder.

                  7. "Social Security Supplement" shall have the meaning set forth in Internal Revenue Service Regulation
             Section 1.411(a)-7(c)(4)(ii).

             (b)  LIMITATIONS.

                  1. In the event of termination of the Plan, the Benefit of any Highly Compensated Participant (and any former Highly Compensated Participant) is limited to a Benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

                  2. In any Plan Year, the payments under the Plan to or on behalf of any Employee described in paragraph (c) shall not exceed an amount equal to the payments that would be made to or on behalf of the Employee in that Plan Year under:

                       (A) A straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other Benefits to which the Employee is entitled under the Plan (other than a Social Security Supplement), and

                       (B) The amount of the payments that the Employee is entitled to receive under a Social Security
                  Supplement.

                  3. The restrictions in subparagraph 2 above do not apply, if any of the following requirements is satisfied:

                       (A) After payment to or on behalf of an Employee described in paragraph (c) of all Benefits payable to or on behalf of the Employee, the value of Plan assets equals or exceeds 110% of the value of Current
                  Liabilities,

                       (B) The value of Benefits payable to or on behalf of an Employee described in paragraph (c) is less than 1% of the value of the Current Liabilities before distribution, or

                       (C) The value of the Benefits payable to or on behalf of an Employee described in paragraph (c) does not exceed the amount described in Section
                  411(a)(11)(A) of the Code.

             (c) The Employees whose Benefits are restricted on distribution include all Highly Compensated Participants and former Highly Compensated Participants. A Highly Compensated Participant or former Highly Compensated Participant is not subject to restriction under this Section if he is not one of the 25 (or larger number chosen by the Company) nonexcludable Employees and former Employees of the Employers with the largest amount of Covered Compensation in the current or in any prior Plan Year.

                                ARTICLE VIII

                 PROVISIONS RELATING TO THE PLAN COMMITTEES
                 -------------------------------------------

             8.01 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR TRUST ADMINISTRATION. The Company ("Named Fiduciary"), Pension Finance Committee, Pension Administrative Committee and Trustees ("Fiduciaries") shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and the Trust. In general, the Company, through the Board, shall have the sole right to determine who shall be the Trustees (subject to the terms of the Trust), the members of the Pension Finance Committee and the members of the Pension Administrative Committee; the sole right to determine the funding policy of the Fund (within the limits set by the Actuary); and the sole responsibility to amend or terminate, in whole or in part, the Plan. The Company shall have the sole responsibility for making the contributions necessary to provide benefits under the Plan. The Pension Administrative Committee shall have the responsibility for administration of the Plan. The Trustees shall have the responsibility for and shall control and manage the operation and administration of the Trust and the assets held under the Trust in accordance with the Trust provisions. Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Fund in any manner against investment loss or depreciation in asset value. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust if, pursuant to the Plan and/or Trust Agreement, he is assigned or delegated any multiple fiduciary capacities.

             8.02 PENSION FINANCE COMMITTEE. The Pension Finance Committee shall perform such duties and have such authority as is granted to it in the Trust Agreement, the provisions of which are hereby incorporated by reference. The Pension Finance Committee shall consist of one or more members who may be, but are not required to be, Employees. The members of the Pension Finance Committee shall be appointed by the President of the Company and shall serve at his discretion.

             8.03 PENSION ADMINISTRATIVE COMMITTEE. Except to the extent that particular responsibilities are assigned or delegated to other Fiduciaries, pursuant to the Trust Agreement or other Sections of the Plan, the Pension Administrative Committee shall have the responsibility for administration of the Plan and shall have such powers as are necessary to carry out the provisions of the Plan. The Pension Administrative Committee shall consist of such members, not less than three (3), as shall from time to time be appointed and acting hereunder. The Pension Administrative Committee may also be the administrator of any other benefit plan or plans of any Employer if the Board so provides. Each member of the Pension Administrative Committee shall be appointed by the President of the Company and shall thereafter serve until his death, resignation or removal from such office. Any member may resign at any time by notice in writing to the President of the Company and to the remaining members of the Pension Administrative Committee. The President of the Company may remove any member of the Pension Administrative Committee at any time by written notice to him and to the remaining members of the Pension Administrative Committee. Members of the Pension Administrative Committee may or may not be Employees. The Company shall notify the Trustees in writing of the membership of the Pension Administrative Committee and any changes therein and the Trustees will be protected in relying on such written notice in dealing with the Pension Administrative Committee.

             The Pension Administrative Committee shall interpret the Plan and shall solely determine all questions arising in the administration, interpretation and application of the Plan, including but not limited to, questions of eligibility and the status and rights of Participants, Beneficiaries and other persons. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to an Employee's age, time and amount of Covered Compensation and the manner of payment thereof, and all other matters contained therein relating to Employees. All rules and determinations of the Pension Administrative Committee shall be uniformly and consistently applied to all persons in similar circumstances and shall be conclusive and binding on all persons.

             8.04 THE SECRETARY OF THE PENSION ADMINISTRATIVE COMMITTEE. The Pension Administrative Committee will appoint a Secretary who may, but need not, be a member of the Pension Administrative Committee, and any document required to be filed with, or any notice required to be given to, the Pension Administrative Committee will be properly filed or given if mailed by registered mail, or delivered, to the Secretary of the Pension Administrative Committee in care of the Company. The Company shall notify the Trustees in writing of the person appointed to act as Secretary of the Pension Administrative Committee and of any changes therein, and the Trustees will be protected in relying upon such written notice in dealing with the Secretary. The Secretary shall be the agent of the Plan for service of process.

             8.05 RECORDS AND REPORTS OF THE PENSION ADMINISTRATIVE COM-MITTEE. The Pension Administrative Committee shall have (a) the responsibility to comply with the reporting and disclosure require-ments with respect to the Plan, including annual reports to the Department of Labor and the Internal Revenue Service and reports and premium payments to the Pension Benefit Guaranty Corporation, and (b) such other assignments with respect to the administration of the Plan designated by the Board. The Pension Administrative Committee shall also exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' Vesting and Credited Service, Accrued Benefits, and whether such benefits are nonforfeitable under the Plan.

             8.06 PENSION ADMINISTRATIVE COMMITTEE'S POWERS. The Pension Administrative Committee, as the same shall be from time to time constituted, shall have full power and authority, within the limits provided by the Plan:

                  (i) To determine all questions arising concerning the construction and interpretation of the Plan and in its administration, including, but not by way of limitation, the determination of the rights or eligibility under the Plan of Employees and Participants and their Eligible Spouses and Beneficiaries, and the amount of their respective benefits, and of the initial and continuing eligibility of a Participant's Surviving Spouse and children for benefits hereunder; and all such determinations shall be final and binding upon all persons whomsoever;

                  (ii) To adopt such rules and regulations as it may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its purpose;

                  (iii) To enforce the Plan, in accordance with its terms and with its own rules and regulations;

                  (iv) To direct the Trustees with respect to all matters involving distributions from the Fund;

                  (v) To receive and review the periodic reports of the Actuary;

                  (vi) To prepare and distribute, in such manner as the Pension Administrative Committee determines to be appropriate, information explaining the Plan;

                  (vii) To create subcommittees and appoint agents, and to delegate such of its rights, powers and discretions to such subcommittees or agents as it deems desirable; and

                  (viii) To do all other acts, in its judgment necessary or desirable, for the proper and advantageous administration of the Plan;

   and the due exercise by the Pension Administrative Committee of any and all of such powers and authorities shall be conclusive and binding on all persons whomsoever for the purposes of the Plan.

             8.07 DISTRIBUTIONS TO PERSONS UNDER DISABILITY. In the event any portion of the Fund becomes distributable under the terms hereof to any person who is a minor or under a legal disability or is, although not adjudicated incompetent by reason of illness or mental disability, in the opinion of the Pension Administrative Committee unable properly to handle his own affairs, the Pension Administrative Committee, in its sole discretion, may direct that such distributions shall be made in any one or more of the following ways:

             (a)  Directly to said minor or other person;

             (b) To the legal guardian or conservator of said minor or other person;

             (c) To the spouse, parent, brother, sister, child or other relative of said minor or other person for the use of said minor or other person; or

             (d) For the expenditures of the same for the education, health, maintenance and support of said minor or other person.

   Except as to (d) above, the Pension Administrative Committee shall not be required to see to the application of any distributions so made to any of said persons, but his or their receipts therefor shall be a full discharge of the liability of the Pension Administrative
   Committee and the Fund to such minor or other person therefor.

             8.08 COMMITTEE ACTIONS. The Pension Administrative Committee and each subcommittee shall act with or without a meeting by the vote or concurrence of a majority of its members; but no member who is a Participant shall take part in Pension Administrative Committee action on any matter that has particular reference to his own interest hereunder. A dissenting Pension Administrative Committee member who within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to each other Committee members, the Secretary, the Board, and the Trustees shall not be responsible for any such action or failure to act. All written directions by the Pension Administrative Committee may be made over the signature of its Secretary or the signatures of a majority of its members and all persons shall be protected in relying on such written directions.

             8.09 COMMITTEE EXPENSES. The Company shall provide the Committees with all of the clerical, bookkeeping and stenographic help and facilities that may be necessary to enable it to perform its functions hereunder for the cost of which the Company may be reimbursed out of the Fund if requested by the Company. The Committees may appoint actuaries, consultants, accountants, legal counsel, or other agents, including the Trustees with their consent, as they deem advisable to assist in carrying out their duties hereunder.

             8.10 RULES AND DECISIONS. Subject to Section 5.05 above, the Committees may adopt such rules and actuarial tables as they deem necessary, desirable or appropriate. All rules and decisions of the Committees shall be uniformly and consistently applied to all Partici-pants in similar circumstances. When making a determination or calculation, the Committees shall be entitled to rely upon information furnished by a Participant, Spouse, or Beneficiary, the Company, an Employer, legal counsel, the Actuary or the Trustees.

             8.11 INDEMNIFICATION BY THE COMPANY. The Committees and the individual members thereof, shall be indemnified by the Company against any and all liabilities arising by reason of any act or failure to act in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

             8.12 FIDUCIARY DUTIES. All Fiduciaries shall discharge their duties solely in the interest of the Participants, Spouses and Beneficiaries and for the exclusive purpose of (a) providing benefits to Participants, Spouses and their Beneficiaries, and (b) defraying reasonable expenses of administering the Plan and Trust. They shall discharge their duties with care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

             8.13  PROHIBITED TRANSACTIONS TO BE AVOIDED.  The
   Fiduciaries shall not take any action, and shall not cause the Trust to engage in any transaction, prohibited under or in violation of Part 4 of Title I of ERISA, or which would subject any person or the Company to imposition of a tax under Section 4975 of the Code.

             8.14 INFORMATION TO BE PROVIDED TO PARTICIPANTS AND OTHERS. At least once in each Plan Year, the Pension Administrative Committee shall furnish to each Participant, Spouse and Beneficiary requesting the same in writing a statement indicating on the basis of the latest available information:

             (a)  his total Accrued Benefit, under the Plan;

             (b)  his total accrued benefit, if any, under a Prior Plan;
        and

             (c) his nonforfeitable pension benefits, if any, which have accrued, or the earliest date on which benefits will become nonforfeitable.

   For every Plan Year, the Pension Administrative Committee shall furnish to every Participant:

                  (i)  whose employment is terminated during said Plan
             Year,

                  (ii) who is entitled to a deferred nonforfeitable benefit under the Plan, and

                  (iii)  who was paid no benefit during said Plan Year,

   a statement of the nature, amount and form of the deferred nonforfeitable benefits to which such Participant is entitled. The Pension Administrative Committee shall furnish and make available to Participants, Spouses and Beneficiaries, and to the Secretary of Labor or his delegate and to the Secretary of the Treasury or his delegate, such plan descriptions, summaries, reports, registration statements, notifications and other documents that may be required by ERISA and the Code and regulations thereunder.

             8.15 ANNUAL REPORTS. The Pension Finance Committee and the Pension Administrative Committee shall prepare, or cause to be prepared, an annual report for each Plan Year containing such financial statement, actuarial reports and other information in such form and for such delivery and availability at such times and in such manner, all as may be required by ERISA and the Code and regulations thereunder and the Pension Administrative Committee shall retain such records for such periods as may be required by such laws and regulations.


                                 ARTICLE IX

                    PROVISIONS RELATING TO THE TRUST FUND
                    -------------------------------------

             9.01 PURPOSE OF FUND. The Fund is maintained for the purposes of the Plan and the assets thereof will be held, invested, administered and distributed in accordance with the terms of the Trust.

             9.02 NON-DIVERSION OF FUND. The Fund will be used and applied only in accordance with the Plan and no part of the principal or income of the Fund will be used for or diverted to purposes other than for the exclusive benefit of Participants, and their Spouses and Beneficiaries, in accordance with the provisions hereof, and for the payment, if not paid by the Company, of the expenses referred to in
   Section 9.03 below. Except as otherwise provided in Section 11.01 below, no Employer shall have any right, title or interest in the Fund or any part thereof and none of the contributions made thereto by the Company will revert to any Employer. However, without regard to the foregoing provisions of this Section 9.02:

                  (i) If contribution under the Plan is conditioned on initial qualification of the Plan under Section 401(a) of the Code and the Plan receives an adverse determination with respect to its initial qualification, the Trustee shall, upon written request of the Company, return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the Plan is denied, provided that the application for determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe;

                  (ii) If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of the Company, return the contribution (to the extent disallowed) to the Company within one year after the date the deduction is disallowed;

                  (iii) If a contribution or any portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return the contribution or such portion to the Company within one year after the date of payment to the Trustee; and

                  (iv) Earnings attributable to amounts to be returned to the Company pursuant to subsection (b) or (c) above shall not be returned and losses attributable to amounts to be returned pursuant to subsection (b) or (c) shall reduce the amount to be so returned.

             9.03 FUND EXPENSES. All expenses incurred in the Administration of the Plan, including, but not limited to, expenses of the Company, the Pension Finance Committee and the Pension Administrative Committee and the expenses and compensation of their counsel, consultants, actuaries, accountants and other agents, and the expenses incurred by the Trustees in the administration of the Fund, including fees for legal services rendered to the Trustees, such compensation to the Trustees as may be agreed upon from time to time between the Company and the Trustees, and all other proper charges and expenses of the Trustees and of their agents and counsel, shall be paid from the Fund except to the extent the Company elects to pay such items. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon the Fund or the income thereof, and investment expenses, shall be paid from the Fund.




                                  ARTICLE X

              MISCELLANEOUS PROVISIONS RESPECTING THE EMPLOYERS
              -------------------------------------------------

             10.01 NON-LIABILITY OF EMPLOYERS AND AGENTS. The Company will make contributions to the Fund for the purpose of providing the benefits under the Plan, but neither the Company, nor any other Employer, nor any of the officers or employees of the Company or any other Employer, guarantees in any manner the payment of such benefits. All contributions made by the Company will be paid into the Fund and all benefits payable under the Plan will be paid from the Fund alone. Any person claiming benefits under the Plan will look solely to the Fund for payment and no Participant, Spouse, or Beneficiary, shall have any right to, or interest in, any part of the Fund assets upon Retirement or otherwise except as, and to the extent, expressly provided in this Plan.

             10.02 AMENDMENT OF PLAN. This Plan may be amended at any time and from time to time by the duly adopted resolution of the Board, but such power of amendment shall under no circumstances include the right in any way or to any extent to revest or otherwise transfer any interest in or to the Fund, or any income therefrom, to the Company or any other Employer, nor shall the power of amendment include the right in any way or to any extent to divest any

   Participant of the interest in the Fund to which he would be entitled if the Plan were terminated as of the date of such amendment. Neither shall such power of amendment be exercised in any way which would or could give to any Participant any right or thing of exchangeable value in advance of the receipt of distributions in accordance with the terms provided therefor. No amendment shall ever operate to enable any part of the corpus or income or other assets of the Fund to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Spouses or Beneficiaries. Notwithstanding the foregoing provisions of this Section 10.02, however, this Plan may be amended in any manner whatsoever, with prospective or retroactive effect, for the purpose of qualifying it under Section 401 of the Code or any similar law hereafter applicable.

             10.03 COMPANY ACTIONS. All written directions by the Company and the exercise of any of the Company's rights, powers, discretions, privileges and duties may be effected by a certified copy of a resolution of the Board or its executive committee, or by a person or persons authorized by the Board or said executive committee to so act on behalf of the Company; and all persons shall be protected in relying on such written directions.


                                 ARTICLE XI

            TERMINATION OF THE PLAN AND DISTRIBUTION OF THE FUND
            ----------------------------------------------------

             11.01 TERMINATING ACTS AND DISTRIBUTION PROCEDURES. The Company reserves the right, upon thirty (30) days' written notice to the Trustees, to terminate the entire Plan at any time by action of its Board. In the event of any such termination, the rights of all Participants to the benefits accrued to the date of such termination, all as more particularly set forth below in this Article XI, shall become nonforfeitable, except to the extent provided in Sections 7.05 and 7.07 above. For the period required to complete such termination, the Trustees shall continue to hold, administer, invest and distribute the Fund in accordance with the provisions of the Trust and the directions of the Pension Administrative Committee, unless and until the Pension Benefit Guaranty Corporation institutes proceedings under
   Section 4042 of ERISA. In the event of the termination of the Plan, the assets of the Fund available to provide benefits shall be allocated among the Participants and Beneficiaries in the following order:

                       (1)  FIRST, the Actuarial Equivalent of that
                  portion (if any) of the benefit of each Participant or Beneficiary which was derived from a Participant's contributions;

                       (2) SECOND, in the case of each Participant and Beneficiary to whom an annuity was being paid on the date of such termination and as of the beginning of the third (3rd) year before such termination date, the Actuarial Equivalent of the benefit determined at the lowest benefit level paid during such three (3) year period or provided under the Plan during the five (5) year period before such termination date;

                       (3) THIRD, in the case of each Participant and Beneficiary to whom an annuity would have been payable at the beginning of the third (3rd) year before such termination date if the Participant had Retired prior thereto, the Actuarial Equivalent of the benefit deter-mined at the lowest benefit level provided under the Plan during the five (5) year period before such termination date;

                       (4) FOURTH, the Actuarial Equivalent of each benefit of a Participant and Beneficiary other than provided for in First, Second and Third above which is guaranteed under ERISA Section 4022 (determined without regard to paragraph (b)(5) thereof);

                       (5)  FIFTH, the Actuarial Equivalent of each
                  benefit of a Participant or Beneficiary other than provided for in First, Second, Third or Fourth above which is nonforfeitable under the provisions of the Plan (other than benefits which become nonforfeitable upon termination under this Section 11.01);

                       (6)  SIXTH, the Actuarial Equivalent of each
                  benefit of a Participant or Beneficiary other than provided for in First, Second, Third, Fourth and Fifth, above, provided for under the Plan.

   If the assets of the Fund available for allocation under any of paragraphs FIRST, SECOND, THIRD and FOURTH, above are insufficient to satisfy in full all of the benefits described in such paragraph, such assets shall be allocated PRO RATA among such benefits on the basis of the Actuarial Equivalent referred to in such paragraph of their respective benefits; and if the assets of the Fund available for allo-cation under paragraph FIFTH above are insufficient to satisfy in full all of the benefits described in such paragraph, such assets shall be allocated among such benefits PRO RATA as such benefits are determined under the Plan as in effect at the beginning of the five (5) year period ending on such termination date and if sufficient for that purpose, and if the Plan has been amended during such five (5) year period, the remainder available for allocation under paragraph FIFTH shall be allocated PRO RATA among any benefits in addition to such benefits (as were in effect at the beginning of such five (5) year period) for which each such amendment provided, in the order of occurrence until all such assets are exhausted. The manner and time of paying benefits not already being paid shall be determined by the Pension Administrative Committee (or the Company if there is no Pension Administrative Committee) subject to the applicable provisions of ERISA and the Code. After all expenses of administration of the Plan have been provided for, and all liabilities of the Plan to Participants employed by an Employer, former Participants and their respective Spouses and Beneficiaries have been satisfied, the Company shall be entitled to any remaining balance of such assets.

             11.02 PARTIAL TERMINATION OF PLAN. If a Participating Employer shall discontinue its participation in the Plan in whole or in substantial part by any one or more of the following actions:

             (a) The termination or partial termination of that Employer's business with consequent termination of employment of a substantial number of Participants employed by such Employer; or

             (b) Disposition of all or a substantial part of its business operations unless the acquiring entity, with the consent of the Board, continues the Plan and assumes the responsibilities of a Participating Employer under the Plan, then the Plan shall be deemed to be terminated with respect to such Participating Employer and as it relates to, and is for the benefit of, the affected Participants to the extent that they are or have been Employees of such Participating Employer, and their respective Surviving Spouses and Beneficiaries, other than any such Participant who may by a transfer of his employment continue his participation in the Plan. In the event of any such partial termination, the rights of all affected Participants (and Surviving Spouses and Beneficiaries) to the benefits accrued to the date of such termination, all as more particularly set forth in this Article XI, shall become non-forfeitable, except to the extent provided in Sections 7.05 and 7.07 above. Upon any such partial termination, an appropriate portion of the assets of the Fund attributable to the Participants (and Surviving Spouses and Beneficiaries) affected by such partial termination shall be separated by the Trustees with the aid and counsel of the Actuary and the accountants for the Plan and in accordance with applicable rules in ERISA or regulations thereunder, and such separated portion of the assets of the Fund shall be allocated among the Participants (and Surviving Spouses and Beneficiaries) affected by such partial termination in accordance with the provisions of Section 11.01 above.

             11.03 MERGER. In the event of any merger or consolidation of part or all of the Plan with, or the transfer of part of all of its assets or liabilities to, any other plan or trust ("other plan") each Participant in the Plan whose interests were so merged, consolidated or transferred into, with, or to the other plan shall be entitled to receive a benefit immediately thereafter (if the other plan then terminated) which would be equal to or greater than the benefit he would have been entitled to receive immediately theretofore (if this Plan then terminated).

                                 ARTICLE XII

                            TOP-HEAVY PROVISIONS
                            --------------------

             12.01 TOP-HEAVY STATUS. The provisions of this Article shall not apply to the Plan with respect to any Plan Year for which the Plan is not Top-Heavy (except as provided in subsections 12.05(b) and 12.05(c)). If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article XII will supersede any conflicting provisions elsewhere in the Plan.

             12.02 DEFINITIONS. For purposes of this Article XII, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

             (a) "Compensation" shall, for any Plan Year in which the Plan is Top-Heavy, have the meaning set forth in
        Section 414(q)(7) of the Code.

             (b) "Determination Date" shall mean, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

             (c) "Key Employee" shall mean an Employee meeting the definition of "key employee" contained in Section 416(i)(1) of the Code and the Treasury Regulations interpreting said Section.

             (d) "Non-Key Employee" shall mean any Employee who is not a Key Employee.

             (e) "Permissive Aggregation Group Plan" shall mean any plan of the Company or an Affiliated Company which is not in the Required Aggregation Group and which, when considered with the Required Aggregation Group Plans, meets the requirements of Sections 401(a)(4) and 410 of the Code.

             (f) "Required Aggregation Group Plan" shall mean (1) each plan of the Company or an Affiliated Company in which a Key Employee is a participant, and (2) each other plan of the Company or an Affiliated Company which enables any plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

             (g) "Valuation Date" shall mean with respect to a particular Determination Date, the most recent date for valuation of the Fund occurring within a twelve (12) month period ending on the applicable Determination Date and used for computing Plan costs for purposes of the minimum funding requirements of the Code.

             12.03 DETERMINATION OF TOP-HEAVY STATUS. (a) The Plan will be "Top-Heavy" with respect to any Plan Year if, as of the Determination Date applicable to such Year, the ratio of the present value of Accrued Benefits under the Plan for Key Employees (determined as of the Valuation Date applicable to such Determination Date) to the present value of Accrued Benefits under the Plan for all Employees (determined as of such Valuation Date) exceeds 60%. For purposes of computing such ratio, and for all other purposes of applying and interpreting this subsection (a), the provisions of Section 416 of the Code and all Treasury Regulations interpreting said Section shall be applied.

             (b) For purposes of determining whether the Plan is Top-Heavy, all qualified retirement plans that are Required Aggregation Group Plans shall be aggregated. All qualified retirement plans that are Permissive Aggregation Group Plans shall be aggregated only to the extent permitted by Section 416 of the Code, and Treasury Regulations promulgated thereunder, and elected by the Company.

             12.04 ACTUARIAL ASSUMPTIONS. For purposes of determining whether the Plan is Top-Heavy, the actuarial assumptions provided in
   Section 5.05 above shall be used.

             12.05 VESTING. (a) If the Plan becomes Top-Heavy, the vested interest of a Participant in the portion of his Accrued Benefit referred to in subsection (b) below shall be determined in accordance with the following formula in lieu of the provisions of Sections 4.04 and 4.10 above:

               Years of                  Vested           Forfeitable
           Vesting Service             Percentage         Percentage
           ---------------             ----------         -----------
           [S]                           [C]                 [C]
           Less than 2                     0%                100%
           2 but less than 3              20%                 80%
           3 but less than 4              40%                 60%
           4 but less than 5              60%                 40%
           5 or more                     100%                  0%

     For purposes of the above schedule, years of Vesting Service shall include all years of Vesting Service required to be counted under section 411(a) of the Code, disregarding all years of Vesting Service permitted to be disregarded under Section 411(a)(4) of the Code.

             (b) The vesting schedule set forth in subsection (a) above shall apply to all Accrued Benefits which have accrued while the Plan is Top-Heavy and during the period of time before the Plan becomes Top-Heavy. This vesting schedule shall not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan becomes Top-Heavy.

             (c) If the Plan becomes Top-Heavy and subsequently ceases to be Top-Heavy, the vesting schedule set forth in subsection (a) above shall automatically cease to apply, and the provisions of Sections 4.04 and 4.10 above shall automatically apply, with respect to all Accrued Benefits which accrue to a Participant for all Plan Years after the Plan Year with respect to which the Plan was last Top-Heavy. For purposes of this subsection (c), this change in vesting provisions shall only be valid to the extent that the conditions of
   Section 10.02 above and Section 411(a)(10) of the Code are satisfied.

             12.06 MINIMUM BENEFIT. (a) If the Plan shall be Top-Heavy, the Accrued Benefit at any point in time for each Non-Key Employee described in subsection (c) below shall be the Actuarial Equivalent (based on the assumptions set forth in Section 12.04 above) of a single life annuity payable over the life of the Non-Key Employee, commencing on his sixty-fifth (65th) birthday, equal to a percentage of such Employee's average Compensation for the five consecutive Plan Years when the Employee had the highest aggregate amount of such Compensation from any Employers. Such percentage shall equal the lesser of (i) two percent (2%) multiplied by such Employee's years of service (as computed pursuant to subsection (b) below), or
   (ii) twenty percent (20%). The minimum benefit payable pursuant to this Section 12.06 will be determined without regard to any contributions for any Employee under the Federal Social Security Act. Notwithstanding the provisions of Section 4.09, if the benefit pay-ments of a Non-Key Employee do not commence until after his sixty-fifth (65th) birthday or are suspended for any period after his sixty-fifth (65th) birthday pursuant to Section 4.09, the Accrued Benefit required under this Section upon the commencement or recommencement of benefit payments to such Non-Key Employee after his sixty-fifth (65th) birthday shall be adjusted so that it is equal to the Actuarial Equivalent of the Accrued Benefit required by this Section at his sixty-fifth (65th) birthday minus the Actuarial Equivalent of any benefit payments previously made to or with respect to the Participant.

             (b) For purposes of this Section 12.06, years of service shall not include Plan Years when (i) the Plan was not Top-Heavy for any Plan Year ending during such year of service, and (ii) years of service completed in a Prior Plan plan year beginning before January 1, 1984.

             (c) Each Non-Key Employee who completes at least 1,000 Hours of Service in a Plan Year shall accrue the minimum Accrued Benefit described in subsection (a) above for such Plan Year. A Non-Key Employee shall not fail to accrue such benefit merely because the Employee was not employed on a specific date or because he failed to earn a minimum amount of Compensation for such Year.

             (d) For purposes of subsection (c) above, Compensation in Prior Plan years ending before January 1, 1984 and Compensation in Plan Years after the close of the last Plan Year in which the Plan is Top-Heavy shall be disregarded.

             12.07 PARTICIPATION IN MORE THAN ONE PLAN. In the event that a Participant is simultaneously covered under this Plan, at a time when the Plan is Top-Heavy, and a defined contribution plan of the Company or an Affiliated Company, at a time when the plan is Top-Heavy, the Participant shall be entitled only to the defined benefit minimum under this Plan, and not to the defined contribution minimum under the defined contribution plan.

             12.08 MAXIMUM LIMITATION. For purposes of determining whether the Plan would be Top-Heavy if "90%" were substituted for "60%" each place it appears in paragraphs (1) (A) or (2)(B) of Section 416(g) of the Code, as required by Section 416(h) of the Code, all of the preceding provisions of this Article should be applicable except that the phrase "90%" shall be substituted for the phrase "60%" where it appears in subsection 12.03(a). If, pursuant to the preceding sentence, it is determined that the Plan would be Top-Heavy if "90%" were substituted for "60%", then for purposes of applying Section 415(e) and 416(h) of the Code, and Section 4.13 of the Plan, to the benefit of any Participant, "1.0" shall be substituted for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code.

             Subject to the exceptions provided below, if for any Plan Year the Plan is Top-Heavy, then the overall limitation imposed by
   Section 415(e) and (h) of the Code, and Section 4.13 of the Plan, in the case of a Key Employee who is a Participant in both the Plan and a Top-Heavy defined benefit plan maintained by any Employer or any Affiliated Company, shall be applied by substituting "1.0" for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code. The change in the Section 415(e) limitations specified in the preceding sentence shall not be applicable to a Participant for a Plan Year in which the Plan is Top-Heavy if (a) the sum of the present values of the accrued benefits and the account balances of all participants in all defined benefit plans and all defined contribution plans maintained by any Employer or any Affiliated Company who are Key Employees does not exceed 90% of the sum of the present values of the accrued benefits and the account balances of all participants in all defined benefit plans and all defined contribution plans maintained by any Employer or any Affiliated Company, and (b) the minimum benefit percentage under the Top-Heavy provisions of such defined benefit plans is increased to 3%.


                                ARTICLE XIII

                   PROVISIONS RELATING TO MERGERS OF PLANS
                   ---------------------------------------

             13.01 DEFINITIONS. For purposes of this Article, the following words and phrases shall have the meanings set forth below:

             (a) "BernzOmatic Union Plan" shall mean the BernzOmatic Corporation Union Employees' Pension Plan.

             (b) "Foley Hourly Plan" shall mean the Foley Company Retirement Plan for Factory Hourly Employees.

             (c) "Mirro Hourly Plan" shall mean the Mirro Corporation Hourly Employees' Retirement Plan.

             (d) "Combined Benefit" shall mean the sum of a Participant's Accrued Benefit as defined in Article II (except as otherwise provided in Section 14.02 in the case of a Participant subject to Article XIV), of this Plan, and his accrued benefit earned under a Constituent Plan.

             (e) "Constituent Plan" shall mean each of the Foley Hourly Plan, the Mirro Hourly Plan or the BernzOmatic Union Plan, as in existence on the Merger Date.

             (f) "Constituent Plan Participant" shall mean any person who has earned an accrued benefit under a Constituent Plan, as of the Merger Date for such Plan (as set forth in subsection (g) below), if such benefit has not been fully distributed or an annuity has not been purchased for and distributed to the Constituent Plan Participant with respect to such benefit as of such Merger Date.

             (g)  "Merger Date" shall mean September 14, 1985.

             13.02 GENERAL. (a) Effective September 14, 1985, the assets held in trust under the BernzOmatic Union Plan (with the consent of its Joint Pension Committee), the Mirro Hourly Plan and the Foley Hourly Plan, respectively, were merged with and into the assets held in trust under this Plan. In connection with these mergers, this Plan assumed all liabilities of Constituent Plan Participants for accrued benefits under the Constituent Plans at the Merger Date. This Article will set forth special rules applicable with respect to Constituent Plan Participants under this Plan and will supplement the other provisions of this Plan with respect to such Constituent Plan Participants in connection with the portion of their Combined Benefits attributable to the Constituent Plans. The provisions of this Article shall be applied to such portion of their Combined Benefits, not-withstanding any inconsistent provision contained elsewhere in this Plan.

             (b) The merged assets of the Constituent Plans shall be used to provide benefits with respect to all Participants under this Plan, including Constituent Plan Participants.

             (c) The Combined Benefit, on a termination basis (within the meaning of Treasury Regulation Section 1.414(1)), to which any Constituent Plan Participant is entitled under this Plan, shall immediately after the Merger Date be equal to or greater than the benefit to which such Constituent Plan Participant was entitled, on a termination basis, under the applicable Constituent Plan immediately prior to the Merger Date. This subsection (c) shall not be construed to increase or decrease the nonforfeitable benefit accrued for any Constituent Plan Participant under the applicable Constituent Plan, or under this Plan, as of the Merger Date. This Article XIII shall be administered consistent with the requirements of Sections 411 and 414(1) of the Code, and Treasury Regulations promulgated thereunder.

             (d) A Constituent Plan Participant who becomes a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 for purposes of eligibility for a Qualified Pre-retirement Survivor Annuity under
   Section 4.07 if he has a nonforfeitable interest in a Combined Benefit. The Qualified Preretirement Survivor Annuity payable under
   Section 4.07 with respect to a Constituent Plan Participant shall be based on his Combined Benefit, except to the extent that any portion of such Benefit is otherwise distributable pursuant to this Article or otherwise.

             (e) Notwithstanding any term to the contrary contained herein or in any of the Constituent Plans, the provisions of this Amendment and Restatement included to conform this Plan to the requirements of (i) the Code as amended by the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984, and the Retirement Equity Act of 1984 ("REA"); (ii) ERISA as amended by REA; and (iii) governmental rulings and regulations applicable to this Plan as of January 1, 1984, shall apply to the Foley Hourly Plan, to the BernzOmatic Union Plan, and to the Mirro Hourly Plan as of the effective date applicable with respect to each such Plan in the case of each such Act, ruling, or regulation.

             13.03  SPECIAL PROVISIONS RELATING TO BERNZOMATIC UNION
   PLAN.

             (a) Effective September 1, 1982, contributions to the BernzOmatic Union Plan were permanently discontinued and all benefits accrued thereunder as of September 1, 1982 became nonforfeitable. As of such date, participants under the BernzOmatic Union Plan, and other nonclerical hourly-paid employees of the BernzOmatic Division of the Company became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit for Participants who are employed by such Division, such Participants shall receive credit for periods of employment with the Company from and after September 1, 1982 and not for periods of employment with the Company, such Division, or BernzOmatic Corporation, prior to September 1, 1982. For purposes of determining such Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Participants shall receive credit for periods of employment with the Company from and after April 1, 1982 and not for periods of employment with the Company or BernzOmatic Corporation prior to April 1, 1982.

             (b) The portion of the Combined Benefit of a Constituent Plan Participant earned under the BernzOmatic Union Plan through its Merger Date shall be payable to such Participant (in addition to his pension benefit set forth under Article IV of this Plan) at the times and in the manner set forth in Articles IV and V of this Plan. Notwithstanding the preceding sentence, if at any time the Constituent Plan Participant has satisfied all eligibility requirements contained in the BernzOmatic Union Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the BernzOmatic Union Plan at the Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions ap-plicable under the BernzOmatic Union Plan, to have payment of such portion of his Combined Benefit commence as follows:

                  (i) If a Constituent Plan Participant's employment with BernzOmatic Corporation and all Employers terminates:
             (A) before or after the Merger Date, and (B) before he attains age 65, and if he attains age 55 and completes five years of Credited Service (as defined in the BernzOmatic Union Plan) on or after May 15, 1967, such Constituent Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of the portion of his Combined Benefit earned under the BernzOmatic Union Plan at the Merger Date on the first day of any calendar month selected by the Participant on or after the later to occur of the Merger Date and the date of his termination of employment with BernzOmatic Corporation and all Employers, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit earned under the BernzOmatic Union Plan shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit portion commences precedes the Constituent Plan Participant's Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Constituent Plan Participant to the Pension Administrative Committee at least 30 days before the selected date.

                  (ii) If any Constituent Plan Participant's employment with BernzOmatic Corporation and all Employers terminates:
             (A) before or after the Merger Date, and (B) before he attains age 65, and before he attains age 55 and completes five years of Credited Service (as defined in the BernzOmatic Union Plan) on or after May 15, 1967, he shall immediately receive a lump sum distribution equal to his own contributions under the BernzOmatic Union Plan together with interest compounded annually at a rate of 3.5% per annum for periods through April 30, 1976, and 5% per annum for periods after that date, computed from the end of the year in which the money was contributed. Notwithstanding any provision of this clause (ii) to the contrary, if the Actuarial Equivalent of the Combined Benefit of a Constituent Plan Participant exceeds $3,500, and such Participant received credit for at least one (1) Hour of Service on or after August 23, 1984, then (A) no distribution shall be made to him without his written consent before his Normal Retirement Date, and (B) if the Participant has an Eligible Spouse, distribution must be made in accordance with Sections 4.06 and 5.01 of this Plan unless such Eligible Spouse consents, in the manner set forth in Section 5.01(e) above, to a distribution of the Constituent Plan Participant's contributions, with earnings, in a lump sum.

             (c) The portion of the Qualified Preretirement Survivor Annuity attributable to the portion of the Combined Benefit of a Constituent Plan Participant earned under the BernzOmatic Union Plan through the Merger Date shall be payable to the Surviving Spouse of such Participant (in addition to the Qualified Preretirement Survivor Annuity set forth under Section 4.07 of this Plan) at the times and in the manner set forth in Section 4.07 of this Plan. Notwithstanding the preceding sentence, if the Constituent Plan Participant at the date of his death has satisfied all eligibility requirements contained in the BernzOmatic Union Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the BernzOmatic Union Plan at the Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, the Surviving Spouse of such Participant shall be entitled, subject to the terms and conditions applicable under the BernzOmatic Union Plan, to have payment of such portion of the Qualified Preretirement Survivor Annuity commence as follows:

                  (i) If a Constituent Plan Participant's employment with BernzOmatic Corporation and all Employers terminates by reason of his death: (A) after the Merger Date, and (B) before he attains age 65 and after he attains age 55 and completes five years of Credited Service (as defined in the BernzOmatic Union Plan) on or after May 15, 1967, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of the portion of the Qualified Preretirement Survivor Annuity attributable to the portion of the Combined Benefit earned under the BernzOmatic Union Plan at the Merger Date on the first day of any calendar month selected by the Surviving Spouse on or after the date of death of the Constituent Plan Participant but not later than the date that would have been his Normal Retirement Date. The amount of such portion of the Qualified Preretirement Survivor Annuity shall be reduced by one-half of one percent for each full month that the date as of which payment of such Annuity portion commences precedes the first day of the month following the month in which the Constituent Plan Participant would have attained his Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Surviving Spouse to the Pension Administrative Committee at least 30 days before the selected date.

                  (ii) If a Constituent Plan Participant's employment with BernzOmatic Corporation and all Employers terminates by reason of death: (A) after the Merger Date, and (B) before he attains age 65, and before he attains age 55 and completes five years of Credited Service (as defined in the BernzOmatic Union Plan), on or after May 15, 1967, his Surviving Spouse shall immediately receive a lump sum distribution equal to the contributions of the Constituent Plan Participant to the BernzOmatic Union Plan, together with interest compounded annually at a rate of 3.5% per annum for periods through April 30, 1976, and 5% per annum for periods after that date, computed from the end of the year in which the money was contributed. Notwithstanding any provision of this Clause (ii) to the contrary, if the Actuarial Equivalent of the Combined Benefit of a Constituent Plan Participant exceeds $3,500 and such Participant received credit for at least one (1) Hour of

             Service on or after August 23, 1984, then no distribution shall be made to the Surviving Spouse without her written consent before what would have been the Normal Retirement Date of the Constituent Plan Participant.

             13.04  SPECIAL PROVISIONS RELATING TO FOLEY HOURLY PLAN.
             (a) Any Constituent Plan Participant participating in the Foley Hourly Plan on the Merger Date and previously employed by Foley-ASC, Inc. shall become eligible to participate under this Plan as of the Merger Date and shall remain eligible to participate and receive benefits hereunder in accordance with the terms of this Plan.

             (b) Subject to subsections (d) and (e) below, the portion of the Combined Benefit of a Constituent Plan Participant earned under the Foley Hourly Plan through the Merger Date shall be payable to such Participant (in addition to his pension benefit set forth under Article XIV of this Plan) at the times and in the manner set forth in Articles IV (except Section 4.01), and V, of this Plan. Notwithstanding the preceding sentence, if at any time the Constituent Plan Participant has satisfied all eligibility requirements contained in the Foley Hourly Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the Foley Hourly Plan at the Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Foley Hourly Plan, to have payment of such portion of his Combined Benefit commence as follows:

                  (i) If a Constituent Plan Participant's employment with Foley-ASC, Inc. and all Employers terminates: (A) before or after the Merger Date, and (B) before he attains age 65, and if he attains age 55 and completes ten years of Vesting Service (as defined in the Foley Hourly Plan), such Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of such portion of his Combined Benefit earned under the Foley Hourly Plan at the Merger Date on the first day of any calendar month selected by the Participant on or after the later to occur of the Merger Date and the date of his termination of employment with Foley-ASC, Inc. and all Employers, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit commences precedes the Constituent Plan Participant's Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Constituent Plan Participant to the Pension Administrative Committee at least 30 days before the selected date.

                  (ii) If a Constituent Plan Participant's employment with Foley-ASC, Inc. and all Employers terminates: (A) before or after the Merger Date, and (B) before he attains age 55, and if he completes ten years of Vesting Service (as defined in the Foley Hourly Plan), such Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of such portion of his Combined Benefit earned under the Foley Hourly Plan at the Merger Date on the first day of any calendar month selected by the Participant on or after the date he attains age 55, but not later than his Normal Retirement Date. The amount of such portion of his Combined Benefit shall be reduced by one-half of one percent for each full month that the date as of which payment of such Benefit commences precedes the Constituent Plan Participant's Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Constituent Plan Participant to the Pension Administrative Committee at least 30 days before the selected date.

             (c) Subject to subsections (d) and (e) below, the portion of the Qualified Preretirement Survivor Annuity attributable to the portion of the Combined Benefit of a Constituent Plan Participant earned under the Foley Hourly Plan through the Merger Date shall be payable to the Surviving Spouse of such Participant (in addition to the Qualified Preretirement Survivor Annuity set forth under Section
   4.07 of this Plan) at the times and in the manner set forth in Section
   4.07 of this Plan. Notwithstanding the preceding sentence, if the Constituent Plan Participant at the date of his death has satisfied all eligibility requirements contained in the Foley Hourly Plan necessary to entitle him to receive payment of the portion of his Combined Benefit earned under the Foley Hourly Plan at the Merger Date commencing at a date earlier than the date applicable under the terms of this Plan, the Surviving Spouse of such Participant shall be entitled, subject to the terms and conditions applicable under the Foley Hourly Plan, to have payment of such portion of his Qualified Preretirement Survivor Annuity commence as follows:

                  (i) If a Constituent Plan Participant's employment with Foley-ASC, Inc. and all Employers terminates by reason of his death: (A) after the Merger Date, and (B) before he attains age 65 and after he attains age 55 and completes ten years of Vesting Service (as defined in the Foley Hourly
             Plan), his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of such portion of his Qualified Preretirement Survivor Annuity attributable to the portion of the Combined Benefit earned under the Foley Hourly Plan at the Merger Date on the first day of any calendar month selected by the Surviving Spouse on or after the date of death of the Constituent Plan Participant but not later than the date that would have been his Normal Retirement Date. The amount of such portion of his Qualified Preretirement Survivor Annuity shall be reduced by one-half of one percent for each full month that the date as of which payment of such Annuity commences precedes the first day of the month following the month in which the Constituent Plan Participant would have attained his Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Surviving Spouse to the Pension

             Administrative Committee at least 30 days before the selected date.

                  (ii) If a Constituent Plan Participant's employment
             with Foley-ASC, Inc. and all Employers terminates by reason of death: (A) after the Merger Date, and (B) before he attains age 55 and after he completes 10 years of Vesting Service (as defined in the Foley Hourly Plan), his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of such portion of his Qualified Preretirement Survivor Annuity attributable to the portion of the Combined Benefit earned under the Foley Hourly Plan at the Merger Date on the first day of any calendar month selected by the Surviving Spouse on or after the date on which the Constituent Plan Participant would have attained age 55, but not later than the date that would have been his Normal Retirement Date. The amount of such portion of his Qualified Preretirement Survivor Annuity shall be reduced by one-half of one percent for each full month that the date as of which payment of such Annuity commences precedes the first day of the month following the month in which the Constituent Plan Participant would have attained his Normal Retirement Date. Any selection of a distribution date pursuant to this paragraph shall be made by written instrument delivered by the Surviving Spouse to the Pension Administrative Committee at least 30 days before the selected date.

             (d) For purposes of determining the nonforfeitable interest in the portion of the Combined Benefit earned under the Foley Hourly Plan as of the Merger Date by any Constituent Plan Participant (under the vesting provisions of the Foley Hourly Plan), and for purposes of determining his nonforfeitable interest in the Accrued Benefit earned under this Plan from and after the Merger Date (under the vesting provisions of this Plan):

                  (i) such Constituent Plan Participant shall receive credit for periods of employment with Foley-ASC, Inc., calculated in accordance with the terms of the Foley Hourly Plan and this Plan, respectively, from and after his date of hire by Foley-ASC, Inc., or its corporate predecessors, and up to and including September 24, 1984; and

                  (ii) such Constituent Plan Participant shall receive credit for periods of employment with the Company, calculated in accordance with the terms of the Foley Hourly Plan and this Plan, respectively, from and after September 24, 1984.

             (e) For purposes of determining the portion of a Combined Benefit earned under the Foley Hourly Plan as of the Merger Date by any Constituent Plan Participant:

                  (i) such Participant shall receive credit for periods of employment with Foley-ASC, Inc., calculated in accordance with the terms of the Foley Hourly Plan, from and after the date such Participant became a participant in the Foley Hourly Plan and up to and including September 24, 1984; and

                  (ii) such Participant shall receive credit for periods of employment with the Company, calculated in accordance with the terms of the Foley Hourly Plan, from and after September 24, 1984 and up to and including June 30, 1985.

             (f) Subject to Article XIV, for purposes of determining the Accrued Benefit earned under this Plan by a Constituent Plan
   Participant from and after the Merger Date, such Participant shall receive credit only for periods of employment with the Company, calculated in accordance with the terms hereof, from and after July 1, 1985.

             (g)(1) The following service provisions shall apply to a Constituent Plan Participant whose termination of employment with all Employers occurred prior to January 1, 1993:
                  (i) Vesting Service is based upon each Plan Year during which the Constituent Plan Participant completed 1,000 or more Hours of Service. For this purpose, no Hour of Service was counted if, prior to January 1, 1985, it occurred in a Plan Year prior to the Plan Year in which the Constituent Plan Participant's 22nd birthday occurred or, commencing January 1, 1985, it occurred in a Plan Year prior to the Plan Year in which the 18th birthday of the Constituent Plan Participant occurred.

                  (ii) Credited Service means each Plan Year in which the Constituent Plan Participant earned a certain number of Hours of Service in a Plan Year in accordance with the following table:


            Hours of Service in a Plan Year         Year of Credited Service
            -------------------------------         ------------------------

                     1,800 or more                               1.0
                     1,600 to 1,799                               .9
                     1,400 to 1,599                               .8
                     1,200 to 1,399                               .7
                     1,000 to 1,999                               .6
                       800 to 999                                 .5
                       799 or less                                 0

     Only service while the Constituent Plan Participant was paid on a factory hourly basis by Foley - ASC, Inc. or the Company as a Participant in the Foley Hourly Plan or this Plan was counted as Credited Service. Credited Service commenced on the first day of the month following the date on which the Constituent Plan Participant completed one Eligibility Year of Service. In the Plan Year in which the Constituent Plan Participant became a Participant in the Foley Hourly Plan or this Plan, his Hours of Service were annualized and he received the portion of a year of Credited Service determined by multiplying his annualized Hours of Service by a fraction, the numerator of which was the number of months he was a Participant in such Plan Year and the denominator of which was 12. In the Plan Year in which the Constituent Plan Participant terminated service on a factory hourly basis with Foley-ASC, Inc., or the Company or any other Employer, Hours of Service were annualized and the Constituent Plan Participant received credit for the portion of a year of Credited Service determined by multiplying the annualized Hours of Service by a fraction, the numerator of which was the number of months in which he was a Participant in such Plan Year, and the denominator of which was 12.

        (2)  Vesting Service and Credited Service with respect to
   Constituent Plan Participants whose termination of employment with all Employers occurs on or after January 1, 1993 shall be based upon the definitions set forth in Article II of the Plan, and the applicable provisions of this Section 13.04.

             13.05  SPECIAL PROVISIONS RELATING TO MIRRO HOURLY PLAN.
   (a) From November 1, 1947 through September 1, 1983, benefits earned under the Mirro Hourly Plan were funded through a Group Annuity Contract, No. GA-379 issued by Aetna Life Insurance Company, which provided for the issuance of deferred annuities covering the accrued benefits of participants. Effective September 1, 1983, contributions to the Mirro Hourly Plan were permanently discontinued and all benefits accrued thereunder as of September 1, 1983 became nonforfeitable. As of such date, participants under the Mirro Hourly Plan, and other nonclerical hourly-paid employees of Mirro Corpo-ration, became eligible to participate in this Plan in accordance with the terms of this Plan. Effective July 1, 1985, Group Annuity Contract No. GA-379 was converted into an immediate participation guaranteed contract issued by Aetna Life Insurance Company. The portion of the Combined Benefit earned under the Mirro Hourly Plan by any Constituent Plan Participant as of the Merger Date is currently maintained in the form of deferred annuities purchased for such Parti-cipant pursuant to the terms of Group Annuity Contract No. GA-379 and held under the terms of such immediate participation guaranteed contract. The amount, and manner and time of payment, of such portion of the Combined Benefit of a Constituent Plan Participant earned under the Mirro Hourly Plan as of the Merger Date, shall be governed by the provisions of such immediate participation guaranteed contract and the deferred annuities maintained under such contract.

             (b) For purposes of determining the Accrued Benefit for Participants who are employed by Mirro Corporation, such Participants shall receive credit for periods of employment with Mirro Corporation from and after September 1, 1983 and not for periods of employment with Mirro Corporation prior to September 1, 1983. For purposes of determining such Participants' nonforfeitable interest in their accrued benefits, and their eligibility to participate in this Plan, such Participants shall receive credit for all periods of employment with Mirro Corporation; provided that no such Participant shall be eligible to participate in this Plan prior to September 1, 1983.

                                 ARTICLE XIV

                 PROVISIONS RELATING TO CERTAIN PARTICIPANTS
                --------------------------------------------

             14.01  SCOPE.

             The provisions of this Article XIV shall apply to certain Participants as indicated herein. This Article shall control any inconsistent provisions of this Plan with respect to such Participants and will supplement the other provisions of this Plan.

             14.02 BENEFIT FORMULAS FOR EMPLOYEES OF FOLEY DIVISION, THOMAS DIVISION AND LAPCOR. Notwithstanding the definition of "Accrued Benefit" contained in Article II, and the provisions of Sec-tion 4.01 of this Plan, the benefits payable under Articles IV and V with respect to Participants subject to this Section shall be computed on the basis of a Normal Retirement Benefit under which a Participant who Retires on his Normal Retirement Date shall be entitled to receive a monthly pension for the remainder of his life equal to the following:

                  (i) In the case of any such Participant who is employed by the Foley Division of the Company at the date of his termination of employment with all Employers: (A) If the termination of employment with all Employers occurred prior to April 1, 1986, $8.00 multiplied by the Partici-pant's years of Credited Service earned from and after the applicable date set forth in Section 13.04(e); (B) if the termination of employment with all Employers occurred on or after April 1, 1986 and before April 1, 1990, $8.50 multiplied by the Participant's years of Credited Service earned from and after the applicable date set forth in
             Section 13.04(e); (C) If the termination of employment with all Employers occurred on or after April 1, 1990 and before April 1, 1991, $9.00 multiplied by the Participant's years of Credited Service earned from and after the applicable date set forth in Section 13.04(e); (D) If the termination of employment with all Employers occurred on or after April 1, 1991 and before April 1, 1992, $9.50 multiplied by the Participant's years of Credited Service earned from and after the applicable date set forth in Section 13.04(e); (E) If the termination of employment with all Employers occurred on or after April 1, 1992 and before January 1, 1993, $10.00 multiplied by the Participant's years of Credited Service earned from and after the applicable date set forth in
             Section 13.04(e); and (F) If the termination of employment with all Employers occurs on or after January 1, 1993, the sum of (i) $10.00 multiplied by the Participant's years of Credited Service earned from and after the applicable date set forth in Section 13.04(e) and prior to January 1, 1993, and (ii) the amount determined pursuant to the formula set forth in Section 4.01(b) of the Plan and Exhibit D with respect to Credited Service earned from and after January 1, 1993.

                  (ii) In the case of any such Participant who is employed by Lapcor Plastics, Inc. at the date of his termi-nation of employment with all Employers: (A) If the termination of employment with all Employers occurred prior to April 1, 1988, $8.00 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984, (B) If the termination of employment with all Employers occurred on or after April 1, 1988 and before April 1, 1990, $8.50 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984; (C) If the termination of employment with all Employers occurred on or after April 1, 1990 and before April 1, 1991, $9.00 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984; (D) If the termination of employment with all Employers occurred on or after April 1, 1991 and before April 1, 1992, $9.50 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984; (E) If the termination of employment with all Employers occurred on or after April 1, 1992, and before January 1, 1993, $10.00 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984, and (F) If the termination of employment with all Employers occurs on or after January 1, 1993, the sum of (1) $10.00 multiplied by the Participant's years of Credited Service earned from and after April 1, 1984 and prior to January 1, 1993, plus (ii) the amount determined pursuant to the formula set forth in Section 4.01(b) of the Plan and Exhibit D with respect to Credited Service earned from and after January 1, 1993. For purposes of determining any such Participant's Vesting Service with respect to any such Benefit, all periods of employment with Lapcor Plastics, Inc. shall be considered.

                  (iii) In the case of any such Participant who is employed by the Thomas Division of the Company at the date of his termination of employment with all Employers, $6.50 multiplied by the Participant's years of Credited Service earned from and after December 5, 1988, not in excess of 30 years.

             14.03 SPECIAL PROVISIONS RELATING TO EMPLOYEES OF THE THOMAS DIVISION. The following provisions shall apply to a Participant who is employed by the Thomas Division of the Company ("Thomas Participant") notwithstanding any provision of the Plan to the contrary:

             (a) The Early Retirement Date of a Thomas Participant shall mean the first day of a calendar month following the month in which the Thomas Participant completes at least ten (10) years of Vesting Service, attains age sixty (60) and elects, by written notice delivered to the Pension Administrative Committee at least thirty (30) days in advance of such Date, to Retire prior to his Normal Retirement Date. Each Thomas Participant who Retires on his Early Retirement Date shall be entitled to receive a monthly benefit for the remainder of his lifetime equal to his Accrued Benefit upon such Early

   Retirement Date, reduced pursuant to the following table to reflect the period between the date such benefit payments commence and his Normal Retirement Date. A Thomas Participant shall not be entitled to a benefit pursuant to Section 4.03 of the Plan.

   Years by Which Early Retirement Date                    Percentage of
     Precedes Normal Retirement Date                         Benefit
   ------------------------------------                    ------------

                    0                                         100%
                    1                                        88.64%
                    2                                        78.79%
                    3                                        70.21%
                    4                                        62.72%
                    5                                        56.15%

          (b)  The benefit payable to a Thomas Participant pursuant to
   Section 4.04 shall be payable on the first day of the month following his Normal Retirement Date; provided that if the Thomas Participant has completed ten (10) years of Vesting Service at his Severance Date he shall be entitled to receive his benefit on the first day of any month he selects commencing on or after his Early Retirement Date and prior to his Normal Retirement Date, reduced pursuant to the table set forth in paragraph (a) of this Section to reflect the period between the date payments commence and his Normal Retirement Date. Any selection of a distribution date pursuant to the preceding sentence shall be made by written instrument delivered by the Thomas Participant to the Pension Administrative Committee at least thirty
   (30) days before the selected date.

             (c) The Surviving Spouse of a deceased Thomas Participant who completed ten years of Vesting Service at his Severance Date shall have the right to request that payment of the Qualified Preretirement Survivor Annuity payable with respect to such Thomas Participant, pursuant to Section 4.07(b) of the Plan, be deferred until the first day of any month after the date that payment of the Preretirement Qualified Survivor Annuity would otherwise have commenced, up to and including the first day of the month following the date that would have been the Thomas Participant's sixty-fifth (65th) birthday. Any such request may be revoked by the Surviving Spouse by a subsequent written request delivered to the Pension Administrative Committee at least thirty (30) days prior to the date selected for commencement in
   the request to be revoked.   Any payment pursuant to this paragraph
   shall be reduced pursuant to the table set forth in paragraph (a) of this Section to reflect the period between the date such payments commence and the date the Thomas Participant would have attained age sixty-five (65).

             (d) If a Thomas Participant becomes Permanently and Totally Disabled after he completes fifteen (15) years of Vesting Service and has attained the age of fifty (50) years, he shall be entitled to a Disability Retirement Benefit pursuant to the terms of this paragraph. The monthly amount of such Disability Retirement Benefit shall be the sum of $50 reduced by any amounts received by the Thomas Participant from Workers Compensation or any disability plan or program funded by amounts paid by the Company or any Affiliated Company. A Thomas Participant shall be deemed to be Permanently and Totally Disabled only if a physician selected by the Company or an Affiliated Company shall have found, on the basis of medical evidence, that he has been Permanently and Totally Disabled by illness or injury so as to be prevented thereby from engaging in any employment or occupation for compensation and profit, and that his Total and Permanent Disability will presumably be permanent and continuous during the remainder of his life. In any case when the physician selected by the Company or an Affiliated Company is required to make a finding with respect to the Permanent and Total Disability of any Thomas Participant applying for, or claiming or receiving, any Disability Retirement Benefit, such Thomas Participant shall be required to submit to such examination as shall be necessary for such physician to determine whether he is Permanently and Totally Disabled and, when relevant, when his disability began. The medical opinion of such physician shall decide the question and shall be conclusive and binding for purposes of this paragraph upon all persons as to the condition of such Thomas Participant. A Thomas Participant who shall refuse to submit to any physical examination required hereunder shall not be entitled to receive any Disability Retirement Benefit for as long as he refuses to submit to such examination. Any Thomas Participant who shall be receiving a Disability Retirement Benefit shall be required to submit to a disability examination in the manner set forth above for the purpose of determining his condition whenever such examination is requested by the Company or an Affiliated Company. If the physician selected by the Company or an Affiliated Company shall find that the Thomas Participant ceased, before attaining age sixty-five (65), to be Permanently and Totally Disabled, his Disability Retirement Benefit shall stop. The Disability Retirement Benefit shall commence on the first day of the month after at least six consecutive months shall have elapsed since the date on which the Permanent and Total Disability began. After a Disability Retirement Benefit begins, it shall continue until the first to occur of (1) the date of the Thomas Participant's death, (2) the date on which the Thomas Participant ceases to be Permanently and Totally Disabled and (3) the date the Thomas Participant commences receiving a Normal Retirement Benefit, an Early Retirement Benefit or a vested Accrued Benefit pursuant to the applicable section of the Plan.

             (e) The optional forms applicable to the benefit payable to a Thomas Participant hereunder, shall, in lieu of those optional forms set forth in Article V of the Plan, include the following options as the Thomas Participant may elect, with the consent of his Eligible Spouse if applicable, pursuant to Article V:

             (1) STRAIGHT-LIFE ANNUITY. A monthly benefit payable to the Thomas Participant for his lifetime only.

             (2) JOINT AND SURVIVOR. A monthly benefit payable to the Thomas Participant for the joint lives of the Thomas Participant and his Eligible Spouse, or any other Beneficiary designated by the Participant in a written instrument filed with the Pension Administrative Committee before his death, and thereafter to the Eligible Spouse or Beneficiary if such Eligible Spouse or

        Beneficiary survives the Thomas Participant, in an amount equal to 50% or 75% (as designated by the Thomas Participant in a written instrument filed with the Pension Administrative
        Committee) of the amount payable during their joint lives.

             (3) LEVEL INCOME OPTION. A Thomas Participant who Retires after attaining age sixty (60), and before reaching the earliest age at which a retired worker may elect to receive his old age benefits under the U.S. Social Security Act, may elect (in accordance with procedures established by the Pension Administrative Committee), to have the amount of his benefit otherwise payable to him increased before such earliest age and decreased thereafter to the end that his benefit, when combined with his old age benefits under the U.S. Social Security Act (as in effect at his Retirement) in the amount estimated to be payable beginning at such earliest age, will provide a level amount of benefit insofar as practicable. A Thomas Participant's election of the Level Income Option shall become void if he does not become entitled to a benefit under the Plan.

             (f) The benefits applicable to a Thomas Participant shall be based upon the assumptions and methods set forth in the attached schedules applicable to Thomas Participants.

             14.04 SPECIAL PROVISIONS RELATING TO EMPLOYEES OF THE MASTERSET (EZ PAINTR) UNIT. Notwithstanding any provision of the Plan to the contrary, Covered Compensation, as defined in Article II, with respect to a Participant who is a member of Masterset (EZ Paintr) Upholsterers, United Steelworkers of America, Local 29, shall include any annual lump sum payment that is agreed upon between the Company or any Affiliated Company and the collective bargaining representative for such Participant, in lieu of, or in addition to, a base pay increase.

             14.05  SPECIAL PROVISIONS RELATING TO CLERICAL UNION
   EMPLOYEES AT CONNELLSVILLE, PENNSYLVANIA. The following provisions shall apply to a Participant who is a member of International
   Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America Local Union 491 at Connellsville, Pennsylvania ("Connellsville Participant") notwithstanding any provision of the Plan to the contrary:

             (a) Covered Compensation, as defined in Article II, with respect to a Connellsville Participant, shall include any bonus (whether paid or deferred pursuant to the Company's Incentive Bonus
   Plan) up to $3,000 in any Plan Year.

             (b)  Special Survivor Annuity.

                  (i)  Upon the death of a Connellsville Participant:

                       (A) Who has attained his thirty-fifth (35th) birthday,

                       (B) Who has completed at least five (5) years of Vesting Service, and

                       (C) Whose Vesting Service is terminated by such death,

                  his Surviving Spouse shall be entitled to receive a monthly pension equal to the retirement benefit determined for the Connellsville Participant as set forth in Section 4.01 above based on Credited Service (as limited by subsection 4.01(e)) as of the date of his death, commencing on the first day of the month next following the death of such Connellsville Participant and ending with the earliest to occur of:
                  (i) such Surviving Spouse's death, (ii) such Surviving Spouse's remarriage if, at the time of such remarriage, there are one or more Dependent Children of such Participant entitled to receive a benefit under paragraph (c) below, or (iii) the date when the aggregate number of monthly payments that were made to such Surviving Spouse pursuant to this paragraph (b), and to the Participant's Dependent Children pursuant to paragraph (c) below, equals one hundred twenty (120). Notwithstanding the foregoing, if a Surviving Spouse's benefit under this paragraph (b) terminates by her remarriage and, prior to the time that one hundred twenty (120) payments have been made pursuant to this paragraph (b) and paragraph (c) below, there are no longer any Dependent Children of the applicable Connellsville Participant remaining, the Surviving Spouse (if still living) shall again become eligible to receive the benefit described in this paragraph (b), commencing on the first day of the month next following the month in which the benefit under paragraph (c) ceased to be paid and ending with the earlier to occur of: (i) such Surviving Spouse's death, or (ii) the date when the aggregate number of monthly payments that were made to such Surviving Spouse pursuant to this paragraph (b), and to the Participant's Dependent Children pursuant to paragraph (c) below, equals one hundred twenty (120).

                  In any month in which a Surviving Spouse is eligible to receive a monthly pension both under this paragraph (b) and under subsection 4.07(a), such Surviving Spouse shall receive whichever monthly pension amount is the greater, but not both, during the period of time that the monthly pension is payable to the Surviving Spouse under this paragraph (b).

                  Notwithstanding the provisions of subsection 4.07(a), the amount of the Qualified Preretirement Survivor Annuity payable under subsection 4.07(a) with respect to a Connellsville Participant shall be reduced by the Actuarial Equivalent of any payments made to his

                  Surviving Spouse in accordance with this paragraph (b) prior to the commencement of payment of the Qualified Pre-retirement Survivor Annuity pursuant to subsection 4.07(a).

             (c) Surviving Dependent Children's Benefit. Upon the death of a Connellsville Participant:

                  (i)  who has attained his thirty-fifth (35th) birthday,

                  (ii) who has completed at least five (5) years of
             Vesting Service,

                  (iii) whose Vesting Service is terminated by such death,

                  (iv) who is not survived by a Surviving Spouse, and

                  (v) who is survived by one or more of his unmarried children (including posthumous children, and adopted children but only those adopted at least one (1) year prior to the date of his death) under the age of eighteen (18) years at the date of his death or, at the date of his death, under the age of twenty-two (22) years while then attending school or college full-time (in this Section 14.05 called "Dependent Children");

   or upon the death or remarriage of such a Connellsville Participant's said Surviving Spouse who is receiving, or entitled to receive, a benefit under paragraph (b) above, the Dependent Children of such Connellsville Participant shall be entitled to a monthly pension benefit equal in the aggregate to the monthly pension benefit which was being paid or would have been payable to such Connellsville Participant's said unremarried Surviving Spouse under paragraph (b) above. The payment for any month shall be payable in equal shares to those persons who meet the definition of "Dependent Children" with respect to such Connellsville Participant as of the last day of the preceding month and as of the date of his death. Such surviving Dependent Children's pension benefit shall be payable on the first day of each month commencing with the month next following the month in which such Connellsville Participant or such Connellsville Participant's Surviving Spouse dies, or such Surviving Spouse remarries, as the case may be, and ending with the earlier to occur of
   (i) the last payment prior to the time when there are no longer any Dependent Children remaining; or (ii) the date when the aggregate number of monthly payments that were made to such Connellsville Participant's said Surviving Spouse pursuant to paragraph (b) above, and to his Dependent Children pursuant to this paragraph (c), equals one hundred twenty (120).

             14.06 SPECIAL PROVISIONS RELATING TO EMPLOYEES OF THE METAL CLOSURE PLANT IN GLASSBORO, NEW JERSEY. The following provisions apply to a Participant who is employed at the Metal Closure Plant at Glassboro, New Jersey and is a member of the Glass Molders, Pottery, Plastics & Allied Workers International Union, Local 4 ("Glassboro

   Participant") notwithstanding any provision of the Plan to the contrary:

             A. A Glassboro Participant who was eligible to participate in the Anchor Hocking Service Retirement Plan dated January 1, 1955 on March 31, 1992 became a Participant in this Plan on April 1, 1992.

             B. Covered Compensation, as defined in Article II, with respect to a Glassboro Participant shall (1) include straight time wages lost due to attendance as an official delegate to the convention of the GMP (limited to 3 weeks for up to 1 employee per 100 or part thereof, not more frequently than one year out of every four), (2) any straight time wages lost due to collective bargaining negotiations over a renewal agreement (for up to four employees), up to forty hours per week, calculated by multiplying the wage rate at the time of leave, and (3) straight time wages included in overtime pay.

             14.07 SPECIAL PROVISIONS RELATING TO ANCHOR HOCKING GLASS COMPANY, MEMBERS OF AMERICAN FLINT GLASS WORKERS UNION, AFL-CIO, LOCAL UNION 73 (MOLD MAKER PARTICIPANTS). The following provisions shall apply to a Participant who is an Anchor Hocking Glass Company employee and a member of American Flint Glass Workers Union, AFL-CIO, Local Union 73 ("Mold Maker Participant") notwithstanding any provision of the Plan to the contrary:

             A. A Mold Maker Participant who was eligible to participate in either the Anchor Hocking Service Retirement Plan dated January 1, 1955 ("1/1/55 Plan") or the Anchor Hocking Contributory Service Retirement Plan dated October 1, 1986 ("10/1/86 Plan") on December 31, 1992 became a Participant in this Plan on January 1, 1993.

             B. Covered Compensation, as defined in Article II, with respect to a Mold Maker Participant, shall include straight-time wages included in overtime pay.

             C.   A Mold Maker Participant who attained age fifty-five
        (55) and completed ten (10) years of Vesting Service on October 1, 1992, and who Retires on or after January 1, 1993 and on or before September 1, 1995, will receive a monthly Normal Retirement Benefit equal to the greater of (1) or (2) and reduced by (3):

                  (1) The sum of (a) his Accrued Benefit under this Plan, based upon Credited Service earned from and after January 1, 1993, plus (b) his accrued benefit earned under either the 1/1/55 Plan or the 10/1/86 Plan as of December 31, 1992,

                  (2) The sum of (a) the benefit he would have earned, based upon Benefit Service (as defined in the 1/1/55 Plan or the 10/1/86 Plan) earned before and after January 1, 1993, and the benefit level existing on September 30, 1992 in either the 1/1/55 Plan or the 10/1/86 Plan in which the Mold Maker Participant was participating on September 30, 1992, plus (b) the benefit he would have earned in (a) based on an additional $2 benefit level,

                  (3) The accrued benefit earned under the 1/1/55 Plan or the 10/1/86 Plan as of December 31, 1992.

             The Normal Retirement Benefit described in this paragraph C shall be reduced to reflect commencement prior to the Normal Retirement Date of a Mold Maker Participant as follows:

                  (1) The reduction applicable under Section 4.03 of this Plan shall apply to the portion of the benefit described in clause 1(a) of this paragraph C, and

                  (2) The reduction factor set forth in the 1/1/55 Plan on January 1, 1993 shall apply to the portions of the benefit described in clauses 1(b) , (2) and (3) of this paragraph C.

             14.08 SPECIAL PROVISIONS RELATING TO PHOENIX EMPLOYEES AT MONACA, PENNSYLVANIA ("PHOENIX PARTICIPANTS"). The following provisions shall apply to a Participant who is a member of American Flint Glass Workers of America, AFL-CIO, Local Unions 36, 67, 512 and 544 at Monaca, Pennsylvania ("Phoenix Participant") notwithstanding any provision of the Plan to the contrary:

             A. A Phoenix Participant who was a participant in the Phoenix Hourly Retirement Plan ("Phoenix Plan") on December 31, 1990 became a Participant in this Plan as of January 1, 1991.

             B. Covered Compensation, as defined in Article II, with respect to a Phoenix Participant, shall include straight-time wages included in overtime pay. Covered Compensation shall include any lump sum payment that is agreed upon between the Company or any Affiliated Company and the collective bargaining representative for a Phoenix Participant, in lieu of a base pay increase, and shall, for the period from January 1, 1991 through September 30, 1993, not include any other lump sum payments, bonuses, shift differentials, premium portions of overtime pay or severance pay.

             C. A Phoenix Participant who attained age sixty (60) and completed ten (10) years of Vesting Service, and who Retired on or after January 1, 1991 and prior to January 1, 1993 shall receive a monthly Normal Retirement Benefit equal to the greater of:

                  (1) The sum of (a) his Accrued Benefit under this Plan, based upon Credited Service earned from and after January 1, 1991, plus (b) his accrued benefit earned under the Phoenix Plan as of December 31, 1990, or

                  (2) $13 multiplied by the number of his years and months of Credited Service earned both before and after January 1, 1991.

             The Normal Retirement Benefit described in this paragraph C shall be reduced to reflect commencement prior to the Normal Retirement Date of a Phoenix Participant as follows:

                  (1) The reduction applicable under Section 4.03 of this Plan shall apply to the portion of the benefit described in clause 1(a) of this paragraph C, and

                  (2) The reduction factor set forth in the Phoenix Plan on January 1, 1991 shall apply to the portions of the benefit described in clauses 1(b) and (2) of this paragraph C.

             14.09 SPECIAL PROVISIONS RELATING TO PLASTICS EMPLOYEES AT ST. PAUL, MINNESOTA. The following provisions shall apply to a Participant who is employed by Anchor Hocking Plastics in St. Paul, Minnesota and is a member of the International Association of Machinists, AFL-CIO, District Lodge No. 77 ("Plastics Participant") notwithstanding any provision of the Plan to the contrary:

             A. A Plastics Participant who was eligible to participate in the Anchor Hocking Service Retirement Plan dated January 1, 1955 ("1/1/55 Plan") on December 31, 1992 became a Participant in this Plan on January 1, 1993.

             B. Covered Compensation, as defined in Article II, with respect to a Plastics Participant shall be based upon straight-time wages during a regular work week.

             C.   A Plastics Participant who attained age fifty-seven
        (57) and completed ten (10) years of Vesting Service on January 1, 1993 will receive a monthly Normal Retirement Benefit equal to the greater of (1) or (2) and reduced by (3):

                  (1) The sum of (a) his Accrued Benefit under this Plan, based upon Credited Service earned from and after January 1, 1993, plus (b) his accrued benefit earned under the 1/1/55 Plan as of December 31, 1992,

                  (2) The sum of (a) the benefit he would have earned, based upon Benefit Service (as defined in the 1/1/55 Plan) earned prior to November 1, 1991 multiplied by $11, plus (b) the benefit he would have earned, based upon Benefit Service (as defined in the 1/1/55 Plan) earned from and after November 1, 1991 to his date of Retirement or his Severance Date multiplied by $12.

                  (3) The accrued benefit earned under the 1/1/55 Plan as of December 31, 1992.

        The Normal Retirement Benefit described in this paragraph C shall be reduced to reflect commencement prior to the Normal Retirement Date of a Plastics Participant as follows:

                  (1) The reduction applicable under Section 4.03 of this Plan shall apply to the portion of the benefit described in clause (1)(a) of this paragraph C, and

                  (2) The reduction factor set forth in the 1/1/55 Plan on January 1, 1993 shall apply to the portions of the benefit described in clauses (1)(b) , (2) and (3) of this paragraph C.

        Notwithstanding any other provisions of this Plan, the entire benefit described in this paragraph C shall, at the written election of a Plastics Participant, delivered to the Pension Administrative Committee, be payable as of the first day of any month commencing on or after the date of his Retirement or his Severance Date, whichever is applicable.

             14.10 SPECIAL PROVISIONS RELATING TO CLERICAL, NON-UNION HOURLY EMPLOYEES AT COUNSELOR COMPANY. Notwithstanding any provision of the Plan to the contrary, each Participant who was a clerical, non-union, hourly employee of Counselor Company in Rockford, Illinois on October 27, 1993 is entitled to receive a monthly benefit equal to his entire Accrued Benefit as of his Severance Date, determined pursuant to the provisions of Section 4.04 and other applicable provisions of the Plan without regard to the number of years of Vesting Service completed by such Participant on such date.

             14.11  SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF
   PACKAGING DIVISION OF ANCHOR HOCKING CORPORATION.   For purposes of
   this Section, Transferred Employees shall mean all Employees who were actively employed (including Employees on authorized leave of absence, disability leave, military service or layoff with recall rights) by the Packaging Division of Anchor Hocking Corporation at its locations in Weirton, West Virginia, Connellsville, Pennsylvania and Glassboro, New Jersey on December 31, 1992 ("Transfer Date"). Notwithstanding any other provisions of the Plan, the following provisions of this Article shall apply to Transferred Employees:

             (a) Accrued Benefits and Credited Service of Transferred Employees shall cease, and Transferred Employees shall be considered to have attained their Severance Dates, as of the Transfer Date.

             (b) Notwithstanding paragraph (a) above, a Transferred Employee who commenced employment with CarnaudMetalbox Holdings (USA), Inc., a Delaware corporation, any successor thereto or any affiliates thereof ("Subsequent Employer") on the Transfer Date, and whose employment with the Subsequent Employer terminates for any reason at any time after the Transfer Date, shall receive credit for actual service with the Subsequent Employer after the Transfer Date for purposes of determining Vesting Service and attainment of requirements for an early retirement benefit under Section 4.03 of the Plan, but shall not receive credit for any period of service with the Subsequent

   Employer from and after the Transfer Date for purposes of determining Credited Service, his Normal Retirement Benefit or his Accrued Benefit under the Plan.

             (c) If a Transferred Employee terminates employment with the Subsequent Employer after the Transfer Date, but prior to qualifying for an early retirement benefit payable pursuant to Section 4.03, a vested Accrued Benefit pursuant to Section 4.04, or payment of a vested Accrued Benefit prior to a Normal Retirement Date pursuant to
   Section 4.05(a), and he is later reemployed by the Subsequent Employer, the Transferred Employee shall receive credit for actual service with the Subsequent Employer before and after his later reemployment for purposes of determining Vesting Service and satisfaction of requirements for such benefit, to the extent provided by the Break in Service provisions in the definition of Vesting Service in Article II of the Plan, but shall not receive credit for service after such reemployment for purposes of determining Credited Service, his Normal Retirement Benefit, or his Accrued Benefit under
   the Plan.    The age of the Transferred Employee for purposes of
   determining his eligibility for payment of a benefit shall be his age at the time he initially terminates employment with the Subsequent Employer, or at the time he later terminates employment with the Subsequent Employer after an initial termination and a reemployment, as the case may be.


                                 ARTICLE XV

                           PROVISIONS RELATING TO
                         ADDITIONAL MERGERS OF PLANS
                         ---------------------------

             15.01 DEFINITIONS. For purposes of this Article, the following words and phrases shall have the meanings set forth below:

             (a) "Actuarial Equivalent" shall mean, with respect to each Merged Plan, the Shenango Plan and the Sanford Plan, the equality in value of aggregate amounts expected to be received under different forms of payment, or to be received at different dates, determined on the basis of the assumptions and methods set forth in the attached schedule applicable to each Merged Plan, to the Shenango Plan, and to the Sanford Plan, as of the applicable Plan Merger Date.

             (b) "Amerock Plan" shall mean the Amerock Corporation Supplemental Retirement Benefit Plan.

             (c) "Anchor Hocking Plan" shall mean the Anchor Hocking Service Retirement Plan for Hourly Employees.

             (d) "Benefit Accrual Date" shall mean January 1, 1989 with respect to each of the Amerock Plan, the Anchor Hocking Plan, and the Newell Plan, January 1, 1991 with respect to the Phoenix Plan, and January 1, 1993, with respect to each of the Sanford Plan and the Sterling Plan.

             (e) "Merged Plan" shall mean each of the Amerock Plan, the Anchor Hocking Plan, the Phoenix Plan, the Newell Plan, and the Sterling Plan.

             (f) "Merged Plan Benefit' shall mean the portion of the Total Benefit earned by a Merged Plan Participant under a Merged Plan as of the applicable Plan Merger Date that has not been fully distributed to, or used to purchase an annuity distributed to, the Merged Plan Participant.

             (g) "Merged Plan Participant" shall mean any person who has earned an accrued benefit under a Merged Plan, as of the applicable Plan Merger Date, if such benefit has not been fully distributed to, or an annuity has not been purchased for and distributed to, the Merged Plan Participant with respect to such accrued benefit as of the Plan Merger Date.

             (h) "Newell Plan" shall mean the Newell Pension Plan for Factory and Distribution Hourly Paid Employees as in effect prior to the Plan Merger Date.

             (i) "Plan Merger Date" shall mean September 1, 1991 with respect to each of the Amerock Plan, the Anchor Hocking Plan, the Phoenix Plan, the Newell Plan and the Shenango Plan, and December 1, 1992 with respect to the Sanford Plan and the Sterling Plan.

             (j)  "Phoenix Plan" shall mean the Phoenix Hourly Plan.

             (k) "Sanford Plan" shall mean the Sanford Corporation Union Pension Plan.

             (l) "Sanford Plan Benefit" shall mean the benefit earned by a Sanford Plan Participant under the Sanford Plan both before and after the Plan Merger Date that has not been fully distributed to, or used to purchase an annuity distributed to, the Sanford Plan
   Participant.

             (m) "Sanford Plan Participant" shall mean any person who participates in the Sanford Plan.

             (n) "Shenango Plan" shall mean the Pension Plan for Hourly Paid Employees of the Shenango China Division of Anchor Hocking Corporation as in existence on the Plan Merger Date.

             (o) "Shenango Plan Benefit" shall mean the portion of the Total Benefit earned by a Shenango Plan Participant under the Shenango Plan as of the Plan Merger Date that has not been fully distributed to, or used to purchase an annuity distributed to, the Shenango Plan Participant.

             (p) "Shenango Plan Participant" shall mean any person who has earned an accrued benefit under the Shenango Plan as of the Plan Merger Date, if such benefit has not been fully distributed to, or an annuity has not been purchased for and distributed to, the Shenango

   Plan Participant with respect to such accrued benefit as of the Plan Merger Date.

             (q) "Sterling Plan" shall mean the Sanford Corporation Retirement Plan for Non-Bargaining Hourly Employees of Sterling Plastics.

             (r) "Total Benefit" shall mean the sum of a Participant's Accrued Benefit as defined in Article II of this Plan earned from and after the applicable Benefit Accrual Date, his Merged Plan Benefit, if any, and his Shenango Plan Benefit, if any.

             15.02  GENERAL.

             (a) Effective as of the applicable Plan Merger Date, the assets held in trust under each of the Merged Plans and the Sanford Plan were merged with and into the assets held in trust under this Plan. In connection with these mergers, this Plan assumed all liabilities to Merged Plan Participants and Sanford Plan Participants for Merged Plan Benefits and Sanford Plan Benefits. Effective as of the Plan Merger Date, the Shenango Plan was renamed the Newell Pension Plan for Factory and Distribution Hourly Paid Employees. This Article sets forth special rules applicable to Merged Plan Participants, Shenango Plan Participants and Sanford Plan Participants under this Plan and will supplement the other provisions of this Plan with respect to such Merged Plan Participants in connection with their Merged Plan Benefits, with respect to such Shenango Plan Participants in connection with their Shenango Plan Benefits and with respect to such Sanford Plan Participants in connection with their Sanford Plan Benefits. The provisions of this Article shall be applied to Merged
   Plan Benefits, Shenango Plan   Benefits, and Sanford Plan  Benefits,
   as the case may be, notwithstanding, and in lieu of, any other provision contained elsewhere in this Plan.

             (b) The merged assets of the Merged Plans and the Sanford Plan shall be used to provide benefits with respect to all Participants under this Plan, including Merged Plan Participants, Shenango Plan Participants and Sanford Plan Participants.

             (c) The Total Benefit or Sanford Plan Benefit, on a termination basis (within the meaning of Treasury Regulation Section 1.414(l)), to which any Merged Plan Participant or Sanford Plan Participant is entitled under this Plan shall, immediately after the applicable Plan Merger Date, be equal to or greater than the benefit to which such Merged Plan Participant or Sanford Plan Participant was entitled, on a termination basis, under the applicable Merged Plan or Sanford Plan immediately prior to the applicable Plan Merger Date.
   The Total Benefit to which any Shenango Plan Participant is entitled under this Plan shall, immediately after the Plan Merger Date, be equal to or greater than the benefit to which such Shenango Plan Participant was entitled under the Shenango Plan immediately prior to the Plan Merger Date. This subsection (c) shall not be construed to increase or decrease the nonforfeitable benefit accrued for any Merged Plan Participant or Sanford Plan Participant under the applicable Merged Plan, the Sanford Plan or under this Plan, as of the applicable

   Plan Merger Date, or for any Shenango Plan Participant under the Shenango Plan, or under this Plan, as of the Plan Merger Date. This
   Article XV shall be administered consistent with the requirements of Sections 411 and 414(l) of the Code, and the Treasury Regulations promulgated thereunder.

             (d) A Merged Plan Participant or Sanford Plan Participant who becomes a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 hereof for purposes of eligibility for a Qualified Preretirement Survivor Annuity under Section 4.07(a) hereof if he has a nonforfeitable interest in a Total Benefit or a Sanford Plan Benefit. A Shenango Plan Participant who remains a Participant under this Plan shall be deemed to have satisfied the requirements for a pension under Section 4.04 hereof for purposes of eligibility for a Qualified Preretirement Survivor Annuity under Section 4.07(a) hereof if he has a nonforfeitable interest in a Total Benefit. The Qualified Preretirement Survivor Annuity payable under Section 4.07(a) with respect to (1) a Merged Plan Participant or a Shenango Plan Participant shall be based on his Total Benefit, and
   (2) a Sanford Plan Participant shall be based on his Sanford Plan Benefit, except to the extent that any portion of such Benefit is otherwise distributable pursuant to this Article, or otherwise.

             (e) Notwithstanding any provision to the contrary contained herein, or in any of the Merged Plans, the Sanford Plan or the Shenango Plan, the provisions of this Amendment and Restatement of this Plan intended to conform this Plan to the requirements of (i) the Code as amended by the Tax Reform Act of 1986, the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Revenue Reconciliation Act of 1990, and the Revenue Reconciliation Act of 1993; (ii) ERISA as amended by the Retirement Equity Act of 1984; and (iii) governmental rulings and regulations applicable to this Plan as of January 1, 1994, shall apply to each of the Merged Plans, as of the effective date applicable with respect to each such Merged Plan, the Sanford Plan and the Shenango Plan, in the case of each such Act, ruling or regulation.

             (f) All distribution elections made by a Merged Plan Participant, a Shenango Plan Participant, or a Sanford Plan Participant, or his Surviving Spouse or Beneficiary, if applicable, shall be made by written instrument delivered by the Merged Plan Participant, the Shenango Plan Participant, the Sanford Plan Participant or a Surviving Spouse or Beneficiary to the Pension Administrative Committee at least thirty (30) days before such election is to take effect.

             (g) For purposes of the cash out provisions of Section 4.14 of this Plan, the Actuarial Equivalent of a Merged Plan Benefit, a Shenango Plan Benefit or a Sanford Plan Benefit will be based upon
   Section 15.01(a).

             15.03  SPECIAL PROVISIONS RELATING TO THE AMEROCK PLAN.

             The following shall apply with respect to Merged Plan Participants who participated in the Amerock Plan on or before the Plan Merger Date:

             (a) Benefit accruals under the Amerock Plan were permanently discontinued, and all benefits accrued thereunder by Merged Plan Participants became nonforfeitable, effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Eligible Employees (as defined in the Amerock Plan for purposes of this Section 15.03) paid on a distribution or factory hourly basis became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date by Merged Plan Participants (1) who are paid on a distribution or factory hourly basis, (2) who were Participants under the Amerock Plan on the Benefit Accrual Date, and (3) who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date, and (2) for periods of employment only with Anchor Hocking Corporation and its affiliates, and not for periods of employment with any entity that was not an Affiliated Company, prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Amerock Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Merged Plan Participant shall be entitled, subject to the terms and conditions applicable under the Amerock Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if at the time of such termination he has either attained age sixty-two (62) and completed ten (10) years of Vesting Service (as defined in the Amerock Plan for purposes of this Section 15.03), or attained age sixty (60) and completed twenty (20) years of Vesting Service, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers and Affiliated Companies, but not later than his Normal Retirement Date (as defined in the Amerock Plan for purposes of this Section 15.03). The amount of his Merged Plan Benefit shall be reduced by 1/180 for each month it is paid prior to his sixty-fifth (65th) birthday.

                  (ii) If a Merged Plan Participant's employment with all
             Employers and Affiliated Companies terminates before he satisfies either of the criteria set forth in subparagraph
             (i) above, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on his Normal Retirement Date.
             If the employment of a Merged Plan Participant who does not satisfy either of the criteria in subparagraph (i) above terminates after he has completed twenty (20) years of Vesting Service (as defined in the Amerock Plan for purposes of this Section 15.03), such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the first day of any calendar month selected by the Merged Plan Participant on or after the later to occur of the Plan Merger Date and the date on which he attains age sixty (60), but not later than his Normal Retirement Date. The amount of a Merged Plan Benefit, payable pursuant to the preceding sentence, shall be reduced by 1/180 for each month it is paid prior to the Merged Plan Participant's sixty-fifth
             (65th) birthday.

             (c) If a Merged Plan Participant dies after attaining age sixty (60), or after he has a nonforfeitable right to any portion of his Merged Plan Benefit, but before his Annuity Starting Date (as defined in the Amerock Plan for purposes of this Section 15.03), his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) In the case of the Surviving Spouse of a Merged Plan Participant who dies while actively employed by the Employer or an Affiliated Company either after attaining age sixty (60), or after attaining age fifty (50) and completing ten (10) years of service (as defined in the Amerock Plan for purposes of this Section 15.03), the Merged Plan Benefit to which she is entitled under the Amerock Plan shall commence as of the first day of the month following the month in which the Employer receives notice of the death of the Merged Plan Participant. A Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (1) shall not be reduced to reflect commencement of payment prior to a date on which the Merged Plan Participant would have attained age sixty-five (65).

                  (ii) In the case of a Surviving Spouse of a Merged Plan
             Participant not described above in clause (i), the Merged Plan Benefit to which she is entitled under the Amerock Plan shall commence; as of the first day of the month coinciding with or next following the latest of (A) the date the Merged Plan Participant dies; (B) the earliest date the Merged Plan Participant would have been eligible to receive an early retirement benefit (within the meaning of the Amerock Plan for purposes of this Section 15.03) or deferred vested benefit (within the meaning of the Amerock Plan for purposes of this Section 15.03) if he had survived; or (C) the date the Merged Plan Participant's Surviving Spouse elects. A Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (ii) shall be reduced by 1/180 for each month it is paid prior to the date the Merged Plan Participant would have attained age sixty-five (65).

             The Merged Plan Benefit to which a Surviving Spouse is entitled pursuant to this subsection (c) shall be a monthly amount equal to one-half of the amount of the reduced annuity that would have been payable to the Merged Plan Participant in the form of a Qualified Joint and Survivor Annuity (as defined in the Amerock Plan for purposes of this Section 15.03) if his Annuity Starting Date were the date payment of such Merged Plan Benefit commences. Payment of a Merged Plan Benefit to a Surviving Spouse shall continue until the date of her death. The amount of the Merged Plan Benefit payable to a Surviving Spouse shall be based on the Merged Plan Participant's Merged Plan Benefit as of the date of his death or separation from service, whichever is earlier, and the right to receive the Merged Plan Benefit shall remain in effect until the earliest of (1) the date the Merged Plan Participant is divorced from his Spouse, (2) the date the Merged Plan Participant's Spouse dies, or (3) the Merged Plan Participant's Annuity Starting Date. In the event coverage terminates, such coverage shall automatically resume on the date the Merged Plan Participant has been remarried for one year, or the Merged Plan Participant's benefits are suspended by reason of reemployment, as the case may be.

             This subsection (c) shall apply to each Merged Plan Participant who performs any service for an Employer or an Affiliated Company as an employee on or after August 23, 1984, or any other Merged Plan Participant who has completed at least ten
        (10) years of Vesting Service, has a nonforfeitable right to a portion of his Merged Plan Benefit, performed any service for an Employer or an Affiliated Company as an employee after the first day of the Plan Year beginning in 1976, was living on August 23, 1984, and whose Annuity Starting Date had not then occurred.

             (d) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this paragraph, with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit, or a combination of optional forms of benefits, set forth in this paragraph shall be the Actuarial Equivalent of the

        Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant. The optional forms of benefit available pursuant to this paragraph are as follows:

                  (i) monthly life income, with a guaranteed period of 10 or 20 years;

                  (ii) a joint (Merged Plan Participant and Beneficiary)
             life income with the full, 1/2, or 3/4 of the joint amount continued upon the death of either the Merged Plan
             Participant or Beneficiary for the life of the survivor;

                  (iii) a joint and survivor annuity with the full, 1/2, or 3/4 of the joint amount continued for the life of the Merged Plan Participant's Beneficiary if he survives the Merged Plan Participant;

                  (iv) a Merged Plan Participant whose employment with
             the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Amerock Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Amerock Plan;

        provided, however, that any method or form of distribution pursuant to this subsection (d) shall be designed to pay the Merged Plan Participant the value of his interest over a period not to exceed his life expectancy or the joint life expectancy of the Merged Plan Participant and his designated Beneficiary, and to pay to the Merged Plan Participant the greater part of the value of his interest within his life expectancy unless his designated Beneficiary is his Spouse. The life expectancy of a Merged Plan Participant and the joint life expectancy of a Merged Plan Participant and his designated Beneficiary shall be determined in accordance with applicable law and regulations; provided that the life expectancy of a Merged Plan Participant or his Spouse may from time to time be redetermined, but not more frequently than annually.

             (e) The Pension Administrative Committee may, in its sole discretion, direct the distribution of an annuity contract to any Merged Plan Participant who has Retired or whose employment with all Employers and Affiliated Companies has terminated. Any annuity contract distributed as authorized by this subsection (e) shall provide for payments in an amount equal to the Merged Plan Benefit due the Merged Plan Participant, shall be subject to restrictions imposed by the Code, if applicable, and at the option of the Pension Administrative Committee such contract shall be made non-assignable or non-commutable before its delivery to such Merged Plan Participant. Such contract shall also be subject to the election, spousal consent, written explanation and Survivor Annuity (as defined in the Amerock Plan for purposes of this Section 15.03) requirements described in the

        Amerock Plan, if applicable. Delivery of any such contract to a Merged Plan Participant shall be in full satisfaction of the Merged Plan Participant's rights hereunder and upon the delivery of any such contract to a Merged Plan Participant, the Merged Plan Participant and his Spouse or Beneficiary shall no longer have any interest in the Trust Fund (as defined in the Amerock Plan for purposes of this Section 15.03) but shall look solely to the insurer issuing such contract for the payment of his Merged Plan Benefit.

             15.04 SPECIAL PROVISIONS RELATING TO THE ANCHOR HOCKING PLAN. The following shall apply with respect to Merged Plan
   Participants who participated in the Anchor Hocking Plan on or before the Plan Merger Date:

             (a) Benefit accruals under the Anchor Hocking Plan were permanently discontinued, and all benefits accrued thereunder by Merged Plan Participants became nonforfeitable, effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Covered Class Employees (as defined in the Anchor Hocking Plan for purposes of this Section 15.04) who were eligible to participate in the Anchor Hocking Plan became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date by Merged Plan Participants who were Participants on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date, and not for periods of employment with any Employer or any other entity, prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit for (1) periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date, and (2) for periods of employment only with Anchor Hocking Corporation and its affiliates, and not for periods of employment with any entity that was not an Affiliated Company prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth under Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Anchor Hocking Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Merged Plan Participant shall be entitled, subject to the terms and conditions applicable under the Anchor Hocking Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if at the time of such termination (A) he has attained age fifty-five (55) and completed five (5) full years of Vesting Service, and (B) he is an active Member (as defined in the Anchor Hocking Plan for purposes of this Section 15.04) (except that a Gas Transport, Bremen or Weirton Employee (as defined in the Anchor Hocking Plan) who is under age sixty (60) must have at least ten (10) full years of Vesting Service (as defined in the Anchor Hocking Plan) at the time of the termination of his employment with all Employers and Affiliated Companies unless he was a Member on, and reached age fifty-five (55) before, October 1, 1977), such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit beginning with any month after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers and Affiliated Companies, but not later than his Normal Retirement Date (as defined in the Anchor Hocking Plan for purposes of this Section 15.04). If the Merged Plan Participant (a) attained age sixty (60) at the time of his termination of employment, or (b) attained age fifty-five (55) and completed thirty (30) full years of Vesting Service, and was at the time of his termination a Bremen, Gas Transport or Weirton Employee, the amount of his Merged Plan Benefit shall be paid without reduction because payments begin before his Normal Retirement Date. If a Merged Plan Participant had not attained age sixty (60) and had not attained age fifty-five (55) and completed thirty
             (30) full years of Vesting Service at the time of such termination, and was at the time of his termination a Bremen, Gas Transport or Weirton Employee, the Merged Plan Benefit shall be reduced by .5% for each full month it is paid prior to the first day of the month after his sixtieth
             (60th) birthday. If a Merged Plan Participant had attained age fifty-five (55) and completed five (5) full years of Vesting Service at the time of termination of employment, and was at the time of his termination an Employee of Plastics, Inc. at Coon Rapids, Minnesota, the amount of his Merged Plan Benefit shall be reduced by .6% for each full month it is paid prior to his Normal Retirement Date, but in no event shall such Merged Plan Benefit be less than the Actuarial Equivalent of the Merged Plan Benefit that would be payable at his Normal Retirement Age (as defined in the Anchor Hocking Plan for purposes of this Section 15.04). Payment of a Merged Plan Benefit to a Merged Plan Participant described in this clause (i) shall not commence before his Normal Retirement Date unless he makes a written election for an earlier commencement within the ninety (90) day period ending on the date selected for commencement.

                  (ii) If the employment of a Merged Plan Participant not
             described in subparagraph (i) with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), payment of his Merged Plan Benefit shall commence on his Normal Retirement Date, unless he elects to have it begin within the ten-year period prior to his Normal Retirement Date. If the Merged Plan Participant elects to have such benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be a reduced benefit (in a level amount) beginning on the date he selects, in an amount equal to the Actuarial Equivalent of the Merged Plan Benefit that would have been payable on the Merged Plan Participant's Normal Retirement Date.

             (c) If a Merged Plan Participant's employment with all Employers and Affiliated Companies terminates (A) due to a Merged Plan Participant becoming Permanently and Totally Disabled under the terms and conditions of, and as defined under, the Anchor Hocking Plan, (B) while he is an active Member (as defined in the Anchor Hocking Plan for purposes of this Section 15.04), (C) before he attains age sixty-five (65), (D) after completing at least ten (10) full years of Vesting Service if he was a Bremen, Gas Transport or Weirton Employee, or (E) after completing at least fifteen (15) full years of Vesting Service if he was an Employee of Plastics, Inc. at Coon Rapids, Minnesota, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on or after the latest to occur of (1) the Plan Merger Date, (2) the date of his termination of employment due to his Permanent and Total Disability, and (3) the first day of the month after at least six (6) consecutive months have elapsed since the date on which his Permanent and Total Disability begins. If the Merged Plan Participant satisfies the criteria in
        (A) through (C) above, and in either (D) or (E) above as appropriate, the amount of such Merged Plan Benefit shall be paid without reduction to reflect payment before his Normal Retirement Date. Such Merged Plan Benefit shall continue until the Merged Plan Participant's death, but it shall stop if the Merged Plan Participant ceases to be Permanently and Totally Disabled.

             (d) If a Merged Plan Participant dies before payment of his Merged Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) In the case of a Surviving Spouse of a Merged Plan Participant who dies while an active Participant and who had attained age fifty (50) (age fifty-five (55) in the case of a Merged Plan Participant who, on his QTAM (as defined in the Anchor Hocking Plan, for purposes of this Section 15.04), is an Employee of Plastics, Inc. at Coon Rapids, Minnesota), but not age sixty-five (65), and had completed ten (10) years of Vesting Service, the Merged Plan Benefit to which she is entitled (a) shall be a monthly pension payable for her remaining lifetime in the amount specified in subsequent sentences of this paragraph, (b) shall begin on the first day of the month after such Merged Plan Participant would have attained age sixty-five (65) had he not died or, if the Surviving Spouse requests earlier commencement thereof, on the first day of any earlier month after the Merged Plan Participant's death, but in any case only if the Surviving Spouse is living on such date and otherwise eligible to receive such Merged Plan Benefit and
             (c) shall cease with the payment for the month in which she dies. If such Merged Plan Participant dies at or after age fifty-five (55), the monthly amount of such Merged Plan Benefit shall be equal to 50% of what would have been the monthly amount of such Merged Plan Participant's Merged Plan Benefit payable as an Early Retirement Pension (as defined in the Anchor Hocking Plan, for purposes of this Section 15.04) if (A) he had survived to and Retired at the end of the month in which he died, and (B) his Early Retirement Pension had begun in the month after the month in which he in fact died. If such Merged Plan Participant dies on or after age fifty (50) and before age fifty-five (55), the monthly amount of such Merged Plan Benefit payable to his Surviving Spouse shall be equal to 50% of the monthly amount of the Merged Plan Benefit payable as a Deferred Vested Pension (as defined in the Anchor Hocking Plan for purposes of this Section 15.04) beginning on the Merged Plan Participant's Normal Retirement Date, to which he would have been entitled if (A) he had resigned from employment with all Employers and Affiliated Companies at the end of the month in which he in fact died, and (B) he had continued to live until his Normal Retirement Date . However, in computing the amount of the Merged Plan Benefit payable to a Surviving Spouse pursuant to this subparagraph (i), the Cap (as defined in the Anchor Hocking Plan for purposes of this Section 15.04), any early retirement reductions described in subsection 15.04(b) and any joint and survivor annuity adjustments shall be ignored.

                  (ii) In the case of a Surviving Spouse of a Merged Plan
             Participant who dies while an active Participant and (A) after attaining age sixty (60) (age fifty-five (55) in the case of a Merged Plan Participant who, on his QTAM, is an Employee of Plastics, Inc. in Coon Rapids, Minnesota), but not age sixty-five (65), and before completing at least ten
             (10) years of Vesting Service, or (B) after attaining age sixty-five (65), the Merged Plan Benefit to which she is entitled shall be such Merged Plan Benefit for the rest of her lifetime as she would have been entitled to receive if
             (a) such Merged Plan Participant had Retired in the month preceding his death and under circumstances which would have allowed the Merged Plan Participant to receive his Merged Plan Benefit payable as an Early Retirement Pension under the Anchor Hocking Plan, (b) his Early Retirement Pension had begun the month in which he in fact died and (c) his Early Retirement Pension was payable under the Semi-Automatic 50% J&S Option (as defined in the Anchor Hocking Plan for purposes of this Section 15.04). In computing the amount of such Merged Plan Benefit, pursuant to this subparagraph (ii), any reductions for early retirement described in subsection 15.04(b) shall be taken into account, but the Cap shall be ignored. Such Merged Plan benefit (1) shall begin as provided in clause (b) of paragraph (i) of this subsection (d), (2) shall, except as otherwise provided herein, be payable monthly thereafter (on the first of each month) during her remaining lifetime and
             (3) shall cease with the payment for the month in which she dies.

                  (iii) (A) In the case of a Surviving Spouse of a Merged Plan Participant, not described in paragraph (i) or
             (ii) above, who died (1) while an active Participant in this Plan, or (2) after having terminated employment with all Employers and Affiliated Companies, having at least one Hour of Service (as defined in the Anchor Hocking Plan for purposes of this Section 15.04) on or after August 23, 1984, and having a vested benefit under the Anchor Hocking Plan or
             (3) after August 23, 1984, having terminated employment with all Employers and Affiliated Companies before August 23, 1984 with ten (10) or more years of Vesting Service, and having at least one Hour of Service under the Anchor Hocking Plan on or after January 1, 1976, the Merged Plan Benefit to which she is entitled shall be a monthly benefit for the life of the Surviving Spouse with payments equal to the payment that would have been payable to such Surviving Spouse under the Semi-Automatic 50% J & S Option (based on the Merged Plan Participant's actual Benefit Service (as defined in the Anchor Hocking Plan for purposes of this
             Section 15.04)) if --

                  (1) in the case of a Merged Plan Participant who dies after his attainment of the age and Vesting Service requirements of paragraph (i) of subsection 15.04(b) applicable to him (the "Qualified Earliest Retirement Age"), such Merged Plan Participant had retired on the day before his death with an immediate Semi-Automatic 50% J & S Option in effect, or

                  (2) in the case of a Merged Plan Participant who dies on or before the date on which he would have obtained his Qualified Earliest Retirement Age, such Merged Plan
             Participant had:

                       (a) terminated his employment with all Employers and Affiliated Companies on the date of his death;

                       (b)  survived to his Qualified Earliest Retirement
                  Age,

                       (c)  retired at his Qualified Earliest Retirement
                  Age with
             an immediate Semi-Automatic 50% J & S Option in effect, and

                       (d) died on the day after the day on which he would have attained his Qualified Earliest Retirement Age.

             provided, in computing the amount of such Merged Plan Benefit, any reductions for early retirement described in subsection (b) and the Cap shall be taken into account.

                  (B)  The Merged Plan Benefit provided for in
             subparagraph (A) of this paragraph shall commence to be paid to the Surviving Spouse on the first day of the month after the Merged Plan Participant would have attained age sixty-five (65) had he not died, or if the Surviving Spouse requests earlier commencement thereof, on the first day of any earlier month after the later of (a) the first day of the month after the Merged Plan Participant's death or (b) the first day of the month in which the Merged Plan Participant would have attained his Qualified Earliest Retirement Age, but in any case only if the Surviving Spouse is living on such date and is otherwise eligible to receive such Merged Plan Benefit. Payment shall continue during the Surviving Spouse's remaining lifetime, the last monthly payment of such benefit being payable on the first day of the month in which the Surviving Spouse dies.

             (e) (1) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, any one of the optional forms of benefits specified in this subsection (e) with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. Any optional form of benefit, or a combination of optional forms of benefits, set forth in this subsection shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant. The optional forms of benefit available pursuant to this subsection are as follows:

                  (i) REGULAR J & S OPTION: This paragraph (i) of this subsection (e) shall not apply to a Merged Plan Benefit that begins more than ten (10) years before the Merged Plan Participant's Normal Retirement Date. A Merged Plan Participant may elect to receive his Merged Plan Benefit as a reduced benefit payable to him during his lifetime, and after his death to have a benefit payable during the surviving lifetime of and for a natural person (herein called "Joint Pensioner") designated by the Merged Plan Participant for such purpose at the rate of 50% of the reduced benefit payable to the Merged Plan Participant or (if elected by the Merged Plan Participant and if he is or becomes entitled to a Normal or Early Retirement Benefit) at the rate of 100% of the reduced benefit payable to the Merged Plan Participant. Evidence satisfactory to the Pension Administrative Committee of the date of birth of the Merged Plan Participant and of his Joint Pensioner must be furnished within ninety (90) days of the filing of such election with the Pension Administrative Committee. The amount of the reduced pension payable under such an option depends in part on (A) the age of the Merged Plan

             Participant and his Joint Pensioner and (B) the percentage of his reduced benefit to be paid after his death to his Joint Pensioner. Payments for the Joint Pensioner shall begin with the first day of the month after the month in which the Merged Plan Participant dies, provided his death does not void the election of this option, and provided his Joint Pensioner is living on such day, and the last monthly payment for her shall be payable on the first day of the last month in which she is living. If a Merged Plan Participant's Joint Pensioner dies before the Merged Plan Participant's benefit commences, the election shall be of no effect and the Merged Plan Participant shall be treated the same as though he had not elected an option pursuant to this paragraph. If a Merged Plan Participant's Joint Pensioner dies on or after the date the Merged Plan Participant's benefit commences and while the Merged Plan Participant is living, the option elected shall continue in force and the Merged Plan Participant's reduced pension shall not be increased thereby.

                  (ii) LEVEL INCOME OPTION:  A Merged Participant who
             Retires before reaching the earliest age at which a retired worker may elect to have his old age benefits under the Social Security Act begin, and who is not eligible for a Social Security disability benefit, may elect (in accordance with procedures established by the Pension Administrative Committee) to have the amount of his Merged Plan Benefit otherwise payable increased before such earliest age and decreased thereafter, to the end that his Merged Plan Benefit, when combined with his old age benefits under the Social Security Act (as in effect at his Retirement) in the amount estimated to be payable beginning at such earliest age, will provide a level amount of retirement income insofar as practicable. A Merged Plan Participant's election of this Level Income Option shall become void if
             (A) he does not become entitled to a benefit under paragraph
             (i) of subsection (b) of this Section, (B) his benefit is payable under a J & S Option under subsection (e)(i) of this Section, or (C) he is an Employee of Plastics, Inc. at Coon Rapids, Minnesota immediately before his Qualifying Termination of Active Membership (as defined in the Anchor Hocking Plan for purposes of this Section 15.04).

                  (iii) A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Anchor Hocking Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Anchor Hocking Plan.

                  (2) In the case of a Merged Plan Participant who is an Employee of Plastics, Inc. at Coon Rapids, Minnesota immediately before his Qualifying Termination of Active Membership, the figure "60" shall be substituted for the figure "72" wherever the figure "72" appears in the balance of this paragraph (2). Notwithstanding the preceding provisions of this Section 15.04:

                       (i) In the case of a Merged Plan Participant whose Qualifying Termination of Active Membership occurs on or after EDR-80 (as defined in the Anchor Hocking Plan for purposes of this Section 15.04) and who dies on or after the date payment of his Merged Plan Benefit commences, (A) if such death occurs before he has become entitled to receive 72 monthly payments of such Merged Plan Benefit, and if a J & S Option under paragraph (i) of subsection (e) of this Section
                  15.04 is not applicable to him, his Death Beneficiary (as defined in the Anchor Hocking Plan, for purposes of this Section 15.04) shall be paid the same monthly Merged Plan Benefit as would have been payable to such Merged Plan Participant if he had continued to live until the equivalent of 72 monthly payments have been made to him and/or his Death Beneficiary, or (B) if a J & S Option is applicable to such Merged Plan Participant, and if he and his Joint Pensioner die before one or more of them have become entitled to receive 72 monthly payments with respect to his Merged Plan Benefit, such Merged Plan Participant's Death Beneficiary shall be paid the same monthly Merged Plan Benefit as would have been payable to the survivor of such Merged Plan Participant and his Joint Pensioner if such survivor had continued to live until the equivalent of 72 monthly payments had been paid to such Merged Plan Participant, his Joint Pensioner and/or his Death Beneficiary, except that, for this purpose, a Merged Plan Participant's Joint Pensioner shall not be considered to survive such Merged Plan Participant if she dies before a payment becomes payable to her under such Merged Plan Participant's J & S Option.

                       (ii) In the case of a Merged Plan Participant
                  whose Merged Plan Benefit is payable under the Level Income Option specified in paragraph (ii) of subsection
                  (e) of this Section, if he dies during the 72-month period certain specified herein, the same monthly payments shall be made to his Death Beneficiary for the balance of such period certain as would have been payable to the Merged Plan Participant if he had continued to live.

                       (iii)     In determining (for the purposes of
                  Section 15.04) the Actuarial Equivalent of a Merged Plan Benefit, the period certain death benefit provided for in this paragraph (2) shall be taken into account.

             15.05 SPECIAL PROVISIONS RELATING TO PHOENIX PLAN. The following shall apply with respect to Merged Plan Participants who participated in the Phoenix Plan on or before the Plan Merger Date:

             (a) Benefit accruals under the Phoenix Plan were permanently discontinued, and all benefits accrued thereunder by Merged Plan Participants became nonforfeitable, effective as of the Benefit Accrual Date. As of the Benefit Accrual Date, Participants (as defined in the Phoenix Plan, for purposes of this Section 15.05) became eligible to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit earned from and after the Benefit Accrual Date by Merged Plan Participants who were Participants under the Phoenix Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers from and after the Benefit Accrual Date, and not for periods of employment with any Employer or any other entity prior to the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit (1) for periods of employment with an Affiliated Company (as defined in Article II of this Plan) from and after the Benefit Accrual Date, and (2) for periods of employment only with Anchor Hocking Corporation and its affiliates, and not for periods of employment with any entity that was not an Affiliated Company, prior to the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (in addition to his benefit set forth in Article IV of this Plan) at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Merged Plan Participant has satisfied all eligibility requirements contained in the Phoenix Plan necessary to entitle him to receive payment of his Merged Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Phoenix Plan, to have payment of his Merged Plan Benefit commence as follows:

                  (i) If a Merged Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if at the time of such termination (A) he has attained age sixty-two (62) and has completed at least thirty (30) years of Vesting Service (as defined in the Phoenix Plan for purposes of this Section 15.05), or (B) he has attained age sixty (60) and has completed at least ten (10) years of Vesting Service, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the later to occur of the Plan Merger Date and the Merged Plan Participant's Normal Retirement Date (as defined in the Phoenix Plan for purposes of this Section 15.05). However, a Merged Plan Participant may elect an earlier commencement of his Merged Plan Benefit beginning on the first day of any month designated by him which day is within the five-year period prior to his Normal Retirement Date and subsequent to both his termination of employment and the filing with Pension Administrative Committee of the proper election forms. If the Merged Plan Participant is eligible for a Merged Plan Benefit and meets the criteria described in clause (A) above, the amount of his Merged Plan Benefit shall not be reduced for benefits commencing prior to age sixty-five (65). If a Merged Plan Participant is eligible for a Merged Plan Benefit and meets the criteria described in clause (B) above, but not the criteria described in clause (A), the amount of his Merged Plan Benefit shall be reduced by .6% for each month it is paid prior to age sixty-five (65).

                  (ii) If a Merged Plan Participant's employment with all
             Employers and Affiliated Companies terminates before he has attained age sixty-five (65) and before he has met the criteria described in paragraph (i) above, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on the Merged Plan Participant's Normal Retirement Date, unless a Merged Plan Participant who has completed at least ten (10) years of Vesting Service requests to have it begin on or after age sixty (60). If the Merged Plan Participant elects to have such benefit begin earlier than his Normal Retirement Date, his Merged Plan Benefit shall be reduced by .6% for each calendar month it is paid prior to age sixty-five (65).

             (c) If a Merged Plan Participant's employment with all Employers and Affiliated Companies terminates (A) due to a Merged Plan Participant becoming Totally and Permanently Disabled under the terms and conditions, and as defined, in the Phoenix Plan (for purposes of this Section 15.05), (B) whose Total and Permanent Disability has persisted at least six (6) consecutive months since the date on which it commenced, (C) before he attains age sixty-five (65), and (D) after completing at least ten (10) years of Vesting Service, such Merged Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit on his Normal Retirement Date unless such Merged Plan Participant elects to have it begin on the first day of the later of the month in which he becomes eligible for such benefit or the month following the month satisfactory proof of a Total and Permanent Disability is received by the Pension Administrative Committee. Such Merged Plan Benefit shall not be reduced for payments commencing prior to age sixty-five (65), shall be payable monthly thereafter to the Merged Plan Participant until he attains age sixty-five (65) or dies, whichever occurs first, and thereafter shall continue unchanged without respect to the continuance of Total and Permanent Disability.

             (d) If a Merged Plan Participant dies before his Merged Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Merged Plan Benefit as follows:

                  (i) In the case of the Surviving Spouse of a Merged Plan Participant who dies prior to the date his Merged Plan Benefit is to commence, the Merged Plan Benefit to which she is entitled under the Phoenix Plan (1) shall be a monthly pension payable for her remaining lifetime in the amount specified in the subsequent sentences of this paragraph, (2) shall begin on the first day of the month following the month in which the Merged Plan Participant would have attained age sixty-five (65), or, if the Surviving Spouse requests earlier commencement thereof, on the later of the first day of the month following the month in which the Merged Plan Participant would have attained his Early Retirement Age (as defined in the Phoenix Plan for purposes of this Section 15.05), or the first day of the month following the Merged Plan Participant's death, (3) shall be payable monthly thereafter during her remaining lifetime, and (4) shall cease with the payment that is made on the first day of the month in which the Surviving Spouse dies. If such Merged Plan Participant dies on or after age sixty
             (60) with at least ten (10) years of Vesting Service, the monthly amount of such Merged Plan Benefit shall be equal to 50% of the reduced monthly amount that would have been payable to the Merged Plan Participant had he retired on the day before his death and elected a 50% Joint and Survivor Annuity (as defined under the Phoenix Plan for purposes of this Section 15.05). If such Merged Plan Participant dies before both attaining age sixty (60) and completing at least ten (10) years of Vesting Service, the monthly amount of such Merged Plan Benefit shall be equal to 50% of the reduced monthly amount that would have been payable to the Merged Plan Participant had he separated from service on the date of his death and survived to the earliest possible date at which benefits could become payable to him and retired with a 50% Joint and Survivor Annuity at such date, dying the day thereafter.

                  (ii) If the Merged Plan Participant met the criteria
             described in clause (A) of subparagraph 15.05(b)(i) above at the date of his death, the Merged Plan Benefit to which his Surviving Spouse is entitled shall not be reduced for benefits commencing prior to the date the Merged Plan Participant would have attained age sixty-five (65). If the Merged Plan Participant met the criteria described in clause
             (B) of subparagraph 15.05(b)(i) above, but not the criteria described in clause (A) of that subparagraph, the amount of the Merged Plan Benefit to which his Surviving Spouse is entitled shall be reduced by .6% for each month it is paid prior to the date the Merged Plan Participant would have attained age sixty-five (65).

             (e) A Merged Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, the optional form of benefit hereinafter specified in this subsection with respect to his Merged Plan Benefit. Any optional form of benefit set forth in Article V of this Plan shall apply only to the Accrued Benefit earned by the Merged Plan Participant from and after the Benefit Accrual Date. The optional form of benefit set forth in this subsection shall be the Actuarial Equivalent of the Merged Plan Benefit otherwise payable with respect to the Merged Plan Participant. A Participant who has a Spouse may elect to receive his Merged Plan Benefit as a reduced benefit payable to him during his lifetime only, on and after the date on which his Merged Plan Benefit is to commence, and after his death to have a benefit payable to his Surviving Spouse at the same reduced rate as was payable to the Merged Plan Participant during his lifetime.

             (f) A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Phoenix Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Phoenix Plan.

             (g) If the death of a Retired or terminated Merged Plan Participant occurs prior to his receipt of sixty (60) monthly payments if he Retired or terminated employment prior to the first Monday of September, 1984, or seventy-two (72) monthly payments if he Retired or terminated employment on or after the first Monday of September, 1984, such monthly payments shall be continued to his Spouse or Beneficiary until an aggregate of sixty (60) or seventy-two (72) such monthly payments, depending upon which is applicable, have been made. Merged Plan Participants who are eligible for a Merged Plan Benefit pursuant to paragraph (ii) of subsection (b) of this Section 15.05 above, but who die prior to the commencement of such Merged Plan Benefit, shall have no guaranteed number of monthly payments under this subsection (f). If the Merged Plan Participant or his Surviving Spouse is receiving a Merged Plan Benefit under the provisions of the 50% or 100% Joint and Survivor Annuity (as defined in the Phoenix Plan for purposes of this Section 15.05) and if the deaths of both the Merged Plan Participant and his Surviving Spouse occur prior to the receipt of sixty (60) or seventy-two (72) monthly payments, depending upon which is applicable, the amount of the last monthly payment made to either the Merged Plan Participant or his Surviving Spouse, whichever one was the last to receive a payment, shall be the amount that shall continue to be paid to the Merged Plan Participant's Beneficiary until an aggregate of sixty (60) or seventy-two (72) monthly payments, depending upon which is applicable, have been made to the Merged Plan Participant, his Surviving Spouse and his Beneficiary. In the event the Beneficiary designated by the Merged Plan Participant dies prior to receiving the remainder of the sixty (60) or seventy-two (72) monthly payments, depending upon which is applicable, the present value of such remaining payments (as determined by the Actuary using assumptions as are in effect for an 'Actuarial Equivalent Benefit') (as defined in the Phoenix Plan for purposes of this Section 15.05) shall be paid to such Beneficiary's estate and shall represent the total obligation of payment of the Merged Plan Benefit.

             15.06 SPECIAL PROVISIONS RELATING TO THE NEWELL PLAN. The following shall apply with respect to Merged Plan Participants who participated in the Newell Plan on or before the Plan Merger Date:

             (a) As of the Benefit Accrual Date, Employees (as defined in the Newell Plan for purposes of this Section 15.06) who were eligible to participate in the Newell Plan continued to participate in this Plan in accordance with the terms of this Plan. For purposes of determining the Accrued Benefit of Merged Plan Participants who were Participants (as defined in the Newell Plan for purposes of this Section 15.06) under the Newell Plan on the Benefit Accrual Date, and who thereafter are employed by an Employer, such Merged Plan Participants shall receive credit for periods of employment with all Employers before and after the Benefit Accrual Date. For purposes of determining such Merged Plan Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Merged Plan Participants shall receive credit for periods of employment with all Employers and Affiliated Companies (as defined in Article II of this Plan) before and after the Benefit Accrual Date.

             (b) A Merged Plan Benefit shall be payable to a Merged Plan Participant (as part of his benefit set forth under Article IV of this Plan) at the times and in the manner set forth in Articles IV and V of this Plan.

             15.07 SPECIAL PROVISIONS RELATING TO SHENANGO PLAN. The following shall apply with respect to Shenango Plan Participants who participated in the Shenango Plan on or before the Plan Merger Date.

             (a) Benefit accruals under the Shenango Plan were permanently discontinued, and all benefits accrued thereunder by Shenango Plan Participants became nonforfeitable, effective as of January 31, 1988. No Shenango Plan Participant participated in this Plan or earned an Accrued Benefit hereunder from and after January 31, 1988.

             (b) A Shenango Plan Benefit shall be payable to a Shenango Plan Participant at the times set forth in Article IV of this Plan. Notwithstanding the preceding sentence, if the Shenango Plan Participant has satisfied all eligibility requirements contained in the Shenango Plan prior to the Benefit Accrual Date necessary to entitle him to receive payment of his Shenango Plan Benefit commencing at a date earlier than the date applicable under the terms of this Plan, such Participant shall be entitled, subject to the terms and conditions applicable under the Shenango

        Plan in existence prior to the Benefit Accrual Date, to have payment of his Shenango Plan Benefit commence as follows:

                  (i) If a Shenango Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if at the time of such termination he has attained age sixty (60) and completed fifteen (15) years of Vesting Service (as defined in the Shenango Plan for purposes of this Section 15.07), such Shenango Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Shenango Plan Benefit on the first day of any calendar month selected by the Shenango Plan Participant on or after the later to occur of the Plan Merger Date and the date of termination of employment with all Employers and Affiliated Companies. The amount of a Shenango Plan Benefit payable pursuant to this paragraph (i), commencing on the first day of any month coincident with or following the date the Shenango Plan Participant attains age sixty (60) and completes at least fifteen (15) years of Vesting Service, shall equal the product of his Shenango Plan Benefit times the applicable percentage according to his age at the time his Shenango Plan Benefit is to commence determined from the following table:


                     Age When
                    Shenango Plan
                  Benefit Commences              Percentage
                  -----------------              ----------

                          60                       67.18%
                          61                       72.36%
                          62                       78.14%
                          63                       84.60%
                          64                       91.84%
                          65                      100.00%


                  (ii) If the employment of a Shenango Plan Participant
             not described in paragraph (i) above with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if as of the date of his termination of employment he has completed at least fifteen (15) years of Vesting Service (as defined in the Shenango Plan for purposes of this Section 15.07), such Shenango Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Shenango Plan Benefit on the first day of any calendar month selected by the Shenango Plan Participant on or after the later to occur of the Plan Merger Date and the date on which he attains age sixty (60). The amount of a Shenango Plan Benefit payable pursuant to this paragraph (ii) shall equal the product of the Shenango Plan Benefit times the applicable percentage according to the age of the Shenango Plan Participant at the time his Shenango Plan Benefit is to commence, determined from the table set forth in paragraph (i) above.

             (c) If a Shenango Plan Participant's employment with all Employers and Affiliated Companies terminates (A) due to the Shenango Plan Participant becoming Totally and Permanently Disabled (as defined in the Shenango Plan for purposes of this Section 15.07) and (B) after completing fifteen (15) or more years of Vesting Service, such Shenango Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Shenango Plan Benefit on the first day of the month following the later of (1) the date the Shenango Plan Participant files an application for a Shenango Plan Benefit pursuant to this subsection (c), or (2) the date when six (6) months have elapsed since the commencement of his Total and Permanent Disability.

             (d) If a Shenango Plan Participant has at least one Hour of Service (as defined in the Shenango Plan for purposes of this Section 15.07) on or after August 23, 1984, and dies before payment of his Shenango Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Shenango Plan Benefit in an amount equal to the payments that would have been payable to such Surviving Spouse under the Qualified Joint and Survivor Annuity (as defined in the Shenango Plan for purposes of this Section 15.07) (based on the Shenango Plan Participant's actual Benefit Service (as defined in the Shenango Plan for purposes of this Section 15.07) to a maximum of thirty-five (35) years) if --

                  (i) In the case of the Surviving Spouse of a Shenango Plan Participant who dies after attaining age sixty (60) and completing at least fifteen (15) years of Vesting Service (the "Qualified Earliest Retirement Age"), such Shenango Plan Participant had Retired with an immediate Qualified Joint and Survivor Annuity on the day before his death, or

                  (ii) In the case of a Shenango Plan Participant who
             dies on or before the date on which he would have attained his Qualified Earliest Retirement Age, such Shenango Plan Participant had (A) terminated his employment with all Employers and Affiliated Companies on the date of his death,
             (B) survived to his Qualified Earliest Retirement Age, (C) retired with an immediate Qualified Joint and Survivor Annuity at his Qualified Earliest Retirement Age, and (D) died on the day after the day on which he would have attained his Qualified Earliest Retirement Age.

             The Shenango Plan Benefit to which the Surviving Spouse of a Shenango Plan Participant is entitled pursuant to this subsection
        (d) shall commence to be paid to such Surviving Spouse as of the first day of the month after the Shenango Plan Participant would have attained age sixty-five (65) had he not died, or if the Surviving Spouse requests earlier commencement thereof, as of the first day of any month after the later of the Shenango Plan

        Participant's death or the date on which the Shenango Plan Participant would have attained his Qualified Earliest Retirement Age, but in any case only if the Surviving Spouse is living on such day and is otherwise eligible to receive such payments under this subsection (d). Payments shall continue during the Surviving Spouse's remaining lifetime, with the last monthly payment being payable on the first day of the month in which the Surviving Spouse dies. If a Shenango Plan Participant had completed fifteen (15) years of Vesting Service (as defined in the Shenango Plan for purposes of this Section 15.07) at the date of his death, the amount of the Shenango Plan Benefit payable to his Surviving Spouse shall equal the product of the Shenango Plan Benefit times the applicable percentage according to the age the Shenango Plan Participant would have attained at the time his Shenango Plan Benefit is to commence, determined from the table set forth in subparagraph (i) of paragraph (b) of this Section 15.07.

             (e) A Shenango Plan Participant who has a Spouse on the date payment of his Shenango Plan Benefit is to commence, and who does not elect the optional form described in subsection (f) below, shall receive his Shenango Plan Benefit in equal monthly installments for his life with a survivor annuity (commencing on the first day of the month following his death) for the life of his Surviving Spouse in equal monthly installments of the same amount.

             (f) A Shenango Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, the optional form of benefit hereinafter specified in this subsection with respect to his Shenango Plan Benefit. The optional form of benefit set forth in this subsection shall be the Actuarial Equivalent of the Shenango Plan Benefit otherwise payable with respect to the Shenango Plan Participant. A Shenango Plan Participant may elect to receive his Shenango Plan Benefit in equal monthly installments for his life, with a survivor annuity (commencing on the first day of the month following his death) for the life of a Beneficiary designated by the Shenango Plan Participant in equal monthly installments of the same amount. A Shenango Plan Participant's election of payment pursuant to this subsection shall be deemed void if (i) the present value of the payments expected to be made to him hereunder is not more than 50% of the present value of the total of the payments expected to be made hereunder to him and his Beneficiary (unless his Beneficiary is his Spouse), or (ii) his Beneficiary dies before payment of his Shenango Plan Benefit commences.

             (g) A Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Shenango Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Shenango Plan.

             (h) Each Shenango Plan Participant employed by an Employer on January 21, 1988, shall be entitled to postpone the date for commencement of payment of his Shenango Plan Benefit to a date following his date of termination of employment with all Employers and Affiliated Companies, as designated by the Shenango Plan Participant, provided that the date designated for commencement shall not be later than the date required for a distribution pursuant to subsection 4.05(c) of this Plan and
        Section 401(a)(9) of the Code and regulations issued thereunder. Any such election to postpone commencement of a Shenango Plan Benefit shall be revocable and may be modified by the applicable Shenango Plan Participant. An election to postpone, or an election to modify or revoke an election, pursuant to this subsection, shall be effective on the first day of the month that is at least thirty (30) days following the date such written instrument is delivered by the Shenango Plan Participant to the Pension Administrative Committee.

             15.08 SPECIAL PROVISIONS RELATING TO THE STERLING PLAN. The following shall apply, with respect to Merged Plan Participants who participated in the Sterling Plan on or before the Plan Merger Date.

             (a) Benefit accruals under the Sterling Plan were permanently discontinued, and all benefits accrued thereunder became nonforfeitable, effective as of the Plan Merger Date. No Merged Plan Participant participated in this Plan or earned an Accrued Benefit hereunder from and after the Plan Merger Date.

             (b) Each Merged Plan Participant, with spousal consent given pursuant to the provisions of Section 5.01 if applicable, waived payment of his Merged Plan Benefit in the form of an annuity, and received a lump sum distribution equal to the Actuarial Equivalent of his Merged Plan Benefit during the month of December, 1993.

             15.09 SPECIAL PROVISIONS RELATING TO THE SANFORD PLAN. The following provisions shall apply with respect to each Participant who is employed by Sanford Corporation in Bellwood, Illinois, and who is a member of Warehouse Mail Order Office, Technical and Professional Employees Union, Local 743, affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America ("Sanford Plan Participant") notwithstanding any provision of the Plan to the contrary:

             A. The following shall apply with respect to Sanford Plan Participants who were Participants in the Sanford Plan on the Plan Merger Date:

                  Benefit  accruals under the Sanford Plan were
             permanently discontinued, effective as of the Benefit Accrual Date. As of the Plan Merger Date, Members (as defined in the Sanford Plan for purposes of this Section 15.09), became eligible to participate in this Plan in accordance with the terms of this Plan and paragraph (B) below. For purposes of determining the Accrued Benefit earned from and after the Plan Merger Date by Sanford Plan Participants who were Members in the Sanford Plan on the Plan Merger Date, and who are thereafter employed by an Employer, such Sanford Plan Participants shall receive credit for periods of employment with all Employers from and after the Plan Merger Date and for periods of participation in the Sanford Plan prior to the Plan Merger Date, and not for any other periods of employment with any Employer or any other entity prior to the Plan Merger Date. For purposes of determining such Sanford Plan Participants' nonforfeitable interest in their Accrued Benefits, and their eligibility to participate in this Plan, such Sanford Plan Participants shall receive credit (1) for periods of employment with any Employer or any other Affiliated Company (as defined in Article II of this Plan) from and after the Plan Merger Date, and (2) for periods of employment with Sanford Corporation and all Employers and Affiliated Companies, and not for periods of employment with any other entity that was not an Affiliated Company, prior to the Plan Merger Date.

             B. The following shall apply to a Sanford Plan Participant notwithstanding any provisions of the Plan to the contrary:

                  (1) Notwithstanding the definition of "Accrued Benefit" contained in Article II, and the special provisions of Section 4.01 of this Plan, the Sanford Plan Benefit payable with respect to a Sanford Plan Participant shall be computed on the basis of a Normal Retirement Benefit under which a Sanford Plan Participant who Retires on his Normal Retirement Date shall be entitled to receive a monthly pension for the remainder of his life equal to the following:

                       a)   if the termination of employment of the
                  Sanford Plan Participant with all Employers occurred on or after June 14, 1992 and prior to June 14, 1993, $15.00 multiplied by the Sanford Plan Participant's years of Credited Service earned from and after the date his participation in the Sanford Plan commenced; and

                       b)   if the termination of employment of the
                  Sanford Plan Participant with all Employers occurs on or after June 14, 1993, $16.00 multiplied by the Sanford Plan Participant's years of Credited Service earned from and after the date his participation in the Sanford Plan commenced, or in the case of a Sanford Plan Participant who was not a participant in the Sanford Plan, earned from and after the date he became a Participant in this Plan.

                  (2)  A Sanford Plan Participant will attain his
             Eligibility Commencement Date on the date on which he both completes an Eligibility Year of Service and attains age twenty-one (21).

                  (3) If a Sanford Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age sixty-five (65), and if at the time of such termination he has attained age fifty-five (55) and completed twenty (20) years of Vesting Service, such Sanford Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Sanford Plan Benefit on the first day of any calendar month selected by the Sanford Plan Participant on or after the later to occur of the Plan Merger Date and the date of his termination of employment with all Employers and Affiliated Companies, but not later than his Normal Retirement Date. The amount of his Sanford Plan Benefit shall be reduced by the applicable percentage set forth in the table attached to the Plan to reflect the period by which the date of commencement of payment precedes his Normal Retirement Date.

                  (4) If a Sanford Plan Participant's employment with all Employers and Affiliated Companies terminates before he attains age fifty-five (55), and if at the time of such termination he has completed twenty (20) years of Vesting Service, such Sanford Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Sanford Plan Benefit on the first day of any calendar month selected by the Sanford Plan Participant on or after the later to occur of the Plan Merger Date and the date on which he attains age fifty-five (55), but not later than his Normal Retirement Date. The amount of his Sanford Plan Benefit shall be reduced by the applicable percentage set forth in the table attached to this Plan to reflect the period by which the date of commencement of payment precedes his Normal Retirement Date.

                  (5) If a Sanford Plan Participant's employment with all Employers and Affiliated Companies terminates before he satisfies the criteria set forth in either paragraph (3) or
             (4) above, such Sanford Plan Participant shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Sanford Plan Benefit on his Normal Retirement Date.

                  (6) A Sanford Plan Participant may elect, pursuant to the spousal consent provisions of Section 5.01 of this Plan, either of the optional forms of benefits specified in this subparagraph with respect to his Sanford Plan Benefit. The optional forms of benefit set forth in Article V of this Plan shall not apply with respect to the Sanford Plan Benefit of a Sanford Plan Participant. Any optional form of benefit, or combination of optional forms of benefits, set forth in this subparagraph, shall be the Actuarial Equivalent of the Sanford Plan Benefit otherwise payable with respect to the Sanford Plan Participant. The optional forms of benefits available pursuant to this subparagraph are as follows:

                       a) a monthly benefit payable during the lifetime of the Sanford Plan Participant only;

                       b) a reduced benefit payable to the Sanford Plan Participant during his lifetime and thereafter payments to his Beneficiary, if then living, for life. The amount of each payment to the Sanford Plan Participant will equal a percentage, determined from the table attached hereto, of the benefit which would have been payable to the Sanford Plan Participant in the form of an annuity over his lifetime only. The amount of each payment to his Beneficiary will equal 50% of the amount payable to the Sanford Plan Participant. The value of the single sum Actuarial Equivalent of the benefit payable to the Sanford Plan Participant pursuant to this option shall be greater than the value of the single sum Actuarial Equivalent of the benefit, payable to his Beneficiary (other than his Spouse) computed at the date of his Retirement; and

                       c) a Merged Plan Participant whose employment with the Company and all Affiliated Companies terminated prior to the Plan Merger Date is entitled to receive his Merged Plan Benefit pursuant to an optional form of benefit that was available under the Sanford Plan at the date of his termination of employment, and that was elected by the Merged Plan Participant prior to the date of his termination of employment pursuant to the terms of the Sanford Plan.

                  (7) If a Sanford Plan Participant dies before payment of his Sanford Plan Benefit commences, his Surviving Spouse shall be entitled to commence receipt (in accordance with the terms of this Plan) of his Sanford Plan Benefit as follows:

                       (A) If the Sanford Plan Participant dies before his Normal Retirement Date and after completing at least five (5) but less than twenty (20) years of Vesting Service, his Sanford Plan Benefit (i) shall be payable to his Surviving Spouse as a monthly pension payable for her remaining lifetime in the amount specified in the next sentence, (ii) shall begin on the first day of the month coincident with or next following the date on which the Sanford Plan Participant would have attained his Normal Retirement Date, (iii) shall be payable monthly thereafter during her remaining lifetime, and (iv) shall cease with the payment that is made on the first day of the month in which the Surviving Spouse dies. The monthly amount of such Sanford Plan Benefit shall be equal to 50% of the reduced monthly amount that would have been payable to the Sanford Plan Participant if he had terminated employment on the date of his death, attained his Normal Retirement Date, commenced receiving his Sanford Plan Benefit in the form of a Qualified Joint and Survivor Annuity on the first day of the month after he attained his Normal Retirement Date, and died on the next day.

                       (B) If a Sanford Plan Participant dies before attaining age fifty-five (55), and after completing twenty (20) years of Vesting Service, his Sanford Plan Benefit (i) shall be payable to his Surviving Spouse as a monthly pension payable for her remaining lifetime in the amount specified in the next sentence, (ii) shall begin on the first day of the month coincident with or next following the date the Sanford Plan Participant would have attained age fifty-five (55), (iii) shall be payable monthly thereafter for her remaining lifetime, and (iv) shall cease with the payment that is made on the first day of the month in which the Surviving Spouse dies. The monthly amount of such Sanford Plan Benefit shall be equal to 50% of the reduced monthly amount that would have been payable to the Sanford Plan Participant if he had terminated employment on the date of his death, survived to age fifty-five (55), commenced receiving his Sanford Plan Benefit in the form of a Qualified Joint and Survivor Annuity on the first day of the month after he attained age fifty-five
                  (55), and died on the next day.

                       (C) If a Sanford Plan Participant dies prior to his Normal Retirement Date, and after attaining age fifty-five (55) and completing twenty (20) years of Vesting Service, or dies after attaining his Normal Retirement Date, his Sanford Plan Benefit (i) shall be payable to his Surviving Spouse as a monthly pension payable for her remaining lifetime in the amount specified in the next sentene, (ii) shall begin on the first day of the month coincident with or next following the date of his death, (iii) shall be payable monthly thereafter for her remaining lifetime, and (iv) shall cease with the payment that is made on the first day of the month in which the Surviving Spouse dies. The monthly amount of such Sanford Plan Benefit shall be equal to 50% of the reduced monthly amount that would have been payable to the Sanford Plan Participant if he had terminated employment on the date of his death, commenced receiving his Sanford Plan Benefit in the form of a Qualified Joint and Survivor Annuity on the first day of the month after the date of his death, and died on the next day.

                       (D)  If a Sanford Plan Participant met the
                  criteria described in subparagraph (B) or (C) of this paragraph at the date of his death, the Sanford Plan

                  Benefit to which his Surviving Spouse is entitled shall be reduced by the applicable percentage set forth in the Table attached to the Plan to reflect the period by which the date of commencement of payment precedes the date that would have been his Normal Retirement Date.

                  (8) The Eligibility Year of Service, Vesting Service and Credited Service of a Sanford Plan Participant shall be determined pursuant to the following provisions:

                  (a) Eligibility Year of Service, Vesting Service and Credited Service will be based upon the Hours of Service completed by a Sanford Plan Participant.

                       Hour of Service means (i) each hour for which a
                  Sanford Plan Participant is paid or entitled to payment for the performance of duties for an Employer or an Affiliated Company; and (ii) each hour for which a Sanford Plan Participant is directly or indirectly paid by an Employer or an Affiliated Company or is entitled to payment from an Employer or an Affiliated Company during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed). Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliated Company shall be included under either (i) or (ii) as may be appropriate. Hours of Service shall be credited:

                       (A)  in the case of hours referred to in clause
                  (i) of the first sentence of this paragraph, for the computation period in which the duties are performed;

                       (B)  in the case of hours referred to in clause
                  (ii) of the first sentence of this paragraph, for the computation period or periods in which the period during which no duties are performed occurs; and

                       (C) in the case of hours for which back pay is awarded or agreed to by an Employer or an Affiliated Company, for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

                       In determining Hours of Service a Sanford Plan
                  Participant who is employed by an Employer or an Affiliated Company on other than an hourly rated basis shall be credited with ten Hours of Service per day for each day a Sanford Plan Participant would, if hourly rated, be credited with service pursuant to clause (i) of the first sentence of this paragraph. If a Sanford Plan Participant is paid for reasons other than the performance of duties pursuant to clause (ii) of the first sentence of this paragraph:

                       (i) in the case of a payment made or due that is calculated on the basis of units of time, a Sanford Plan Participant shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and

                       (ii) a Sanford Plan Participant without a regular
                  work schedule shall be credited with eight Hours of Service per day (to a maximum of forty Hours of Service per week) for each day that the Sanford Plan
                  Participant is so paid.

                  Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes that section.

                       (b) A Sanford Plan Participant shall earn an Eligibility Year of Service during the 12-month period beginning on his date of hire by an Employer or an Affiliated Company, or, if applicable, on the date set forth in column (1) of Exhibit A, if he completes 1,000 Hours of Service during such 12-month period. If the Sanford Plan Participant does not complete 1,000 Hours of Service during such 12-month period, he will earn an Eligibility Year of Service at the end of any Plan Year in which he completes 1,000 Hours of Service.

                       (c) A Sanford Plan Participant will earn a year of Vesting Service during each 12-month period beginning on his date of hire by an Employer or an Affiliated Company, or, if applicable, on the date set forth in column (1) of Exhibit A, if he completes 1,000 Hours of Service during such 12 month period. Vesting Service will not include any period of time prior to the date the Sanford Plan Participant attained age 18.

                       (d)  The Credited Service of a Sanford Plan
                  Participant shall be based upon his Vesting Service; provided that Credited Service shall be earned only pursuant to the provisions of Section 15.09A or only while the Sanford Plan Participant is a Participant in the Plan or while working for an Employer during his Eligibility Year of Service.

                       (e) If a Sanford Plan Participant has a Break in Service and is reemployed by an Employer, his Eligibility Year of Service, Vesting Service and Credited Service shall not include periods of time completed prior to the Break in Service until the Sanford Plan Participant completes an Eligibility Year of Service after his date of reemployment. In addition, if a Sanford Plan Participant who has a Break in Service is reemployed by an Employer, and at the time his Break in Service began he had not completed five years of Vesting Service, his Eligibility Year of Service, Vesting Service and Credited Service completed prior to the Break in Service shall not be included if the length of his Break in Service equals or exceeds five years. Break in Service means the termination of the employment of a Sanford Plan Participant with all Employers and Affiliated Companies followed by the expiration of a Plan Year in which such Sanford Plan Participant accumulates fewer than 501 Hours of Service. For purposes of this paragraph, a Break in Service shall not be deemed to have occurred if a Sanford Plan Participant resumes his employment with an Employer or an Affiliated Company prior to the expiration of a Plan Year in which he accumulates fewer than 501 Hours of Service.

                       (f) A Sanford Plan Participant who is absent from work because of (i) the Sanford Plan Participant's pregnancy, (ii) the birth of the Sanford Plan Participant's child, (iii) the placement of a child with the Sanford Plan Participant in connection with the Sanford Plan Participant's adoption of the child, or (iv) caring for such child immediately following such birth or placement, shall receive credit, solely for purposes of determining whether a Break in Service has occurred, for the Hours of Service described in the next sentence of this paragraph; provided that the total number of hours credited as Hours of Service under this paragraph shall not exceed 501 Hours of Service. If a Sanford Plan Participant is absent from work for any of the reasons set forth in the preceding sentence, the Hours of Service that the Sanford Plan Participant will be credited with are (i) the Hours of Service that otherwise would normally have been credited to the Sanford Plan Participant but for such absence, or (ii) eight Hours of Service per day of such absence if the Pension Administrative Committee is unable to determine the Hours of Service described in clause (i). A Sanford Plan Participant who is absent from work for any of the reasons set forth above shall be credited with Hours of Service under this paragraph,
                  (i) only in the Plan Year in which the absence begins, if the Sanford Plan Participant would be prevented from incurring a Break in Service in that Year solely because the period of absence is treated as Hours of Service, as provided in this paragraph, or (ii) in any other case, in the immediately following Plan Year. No credit for Hours of Service will be given pursuant to this paragraph unless the Sanford Plan Participant furnishes to the Pension Administrative Committee such timely information that the Pension Administrative Committee may reasonably require to establish (i) that the absence from work is for one of the reasons specified above, and (ii) the number of days for which there was such an absence. No credit for Hours of Service will be given pursuant to this paragraph, for any purpose of the Plan other than the determination of whether a Sanford Plan Participant has incurred a Break in Service.

        IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name by its duly authorized officer this 27th day of December, 1994, effective as of the first day of January, 1989.

                                 NEWELL OPERATING COMPANY


                                 By__________________________________

                           FIRST AMENDMENT TO THE
                     NEWELL PENSION PLAN FOR FACTORY AND
                     DISTRIBUTION HOURLY PAID EMPLOYEES
           (AS AMENDED AND RESTATED EFFECTIVE AS OF JAN. 1, 1989)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Factory and Distribution Hourly Paid Employees (As Amended and Restated Effective as of January 1, 1989) (the
   "Plan"); and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of the dates specified herein and with respect to each participant who earns an hour of service on or after the applicable effective date:

   1. Subsection 14.02(iii) of the Plan is hereby amended, effective as of July 1, 1996, to read as follows:

             In the case of any such Participant who is employed by the Thomas Division of the Company at the date of his termination of employment with all Employers, (a) $6.50 multiplied by the Participant s years of Credited Service earned from and after December 5, 1988 through June 30, 1996; and (b) an amount determined pursuant to subsection 4.01(c) of the Plan with respect to years of Credited Service earned from and after July 1, 1996.

   2. Exhibit A to the Plan is hereby amended, effective as of July 1, 1996, to revise the reference to the Thomas Division to read as follows:


                                       (1)                     (2)              (3)
                                 Beginning Date for
                                 Hours of Service,
                                Eligibility Year of       Beginning Date
                                Service and Vesting        for Credited        30 Year
                                  Service Deter-         Service Deter-       Credited
                                  mination with           mination with       Service
                                    Employer                Employer           Date
                               --------------------    ----------------       --------


       Thomas (EZ Paintr,
       Johnson City, TN)          Date of Hire*             12-05-88           7-1-96


   3. Exhibit B to the Plan is hereby amended, effective as of July 1, 1996, to add the following thereto:



      Collective Bargaining Unit
           or Location                                 Formula Change Date
      -------------------------                        -------------------

     Thomas Division, Hourly Paid                       July 1, 1996**
     Nonunion Employees

     ** $6.50 times years of Credited Serice           Formula before Change Date
        1.37-1.85                                      Formula from and after Formula Change Date


   4. Exhibit C to the Plan is hereby amended, effective as of July 1, 1996, to add the following thereto:



        Collective Bargaining Unit
               or Location                            Formula Change Date
        --------------------------                    --------------------

        Thomas Division, Hourly Paid                  July 1, 1996**
        Nonunion Employees

        ** $6.50 times years of Credited Service       Formula before Change Date
            1.37-1.85                                  Formula from and after Formula Change Date


     5. Subsection 14.03(a) of the Plan is hereby amended, effective as July 1, 1996, to read as follows:

             (a)  The Early Retirement Date of a Thomas
             Participant shall mean the first day of a calendar month following the month in which the Thomas Participant completes at least ten (10) years of Vesting Service, attains age sixty (60) and elects, by written notice delivered to the Pension Administrative Committee at least thirty (30) days in advance of such Date, to Retire prior to his Normal Retirement Date. Each Thomas Participant who Retires on his Early Retirement Date shall be entitled to receive a monthly benefit for the remainder of his lifetime equal to his Accrued Benefit upon such Early Retirement Date, reduced as follows to reflect the period between the date such benefit payments commence and his Normal Retirement Date:

             (i) For the portion of the Accrued Benefit earned as of June 30, 1996, the reduction shall be as follows:


             Years By Which Early Retirement Date
                Precedes Normal Retirement Date                 Percentage of Benefit
             ------------------------------------               ---------------------

                               0                                          100%
                               1                                          88.64%
                               2                                          78.79%
                               3                                          70.21%
                               4                                          62.72%
                               5                                          56.15%


                      (ii) For the portion of the Accrued Benefit earned
             on and after July 1, 1996 and prior to January 1, 1998, the reduction shall be equal to one-half of one percent (0.5%) for each month by which the date such benefit payments commence precedes his Normal Retirement Date.

   6. The first sentence of subsection 14.03(b) of the Plan is hereby amended, effective as of July 1, 1996, to read as follows:

             The benefit payable to a Thomas Participant pursuant to
             Section 4.04 shall be payable on the first day of the month following his Normal Retirement Date; provided that if the Thomas Participant has completed ten (10) years of Vesting Service at his Severance Date he shall be entitled to receive his benefit on the first day of any month he selects commencing on or after his Early Retirement Date and prior to his Normal Retirement Date, reduced pursuant to paragraph (a) of this Section to reflect the period between the date payments commence and his Normal Retirement Date.

   7. The last sentence of subsection 14.03(c) of the Plan is hereby, amended, effective as of July 1, 1996, to read as follows:

             Any payment pursuant to this paragraph shall be reduced pursuant to paragraph (a) of this Section to reflect the period between the date such payments commence and the date the Thomas Participant would have attained age sixty-five (65).

   8. Subsection 14.03(f) of the Plan is hereby amended, effective as of January 1, 1998, to read as follows:

             The benefits earned by a Thomas Participant prior to January 1, 1998 shall be based upon the assumptions and methods set forth in the attached schedules applicable to Thomas Participants.

   9. The introductory clause of Section 14.03 of the Plan is hereby amended, effective as of January 1, 1998 to read as follows:

             Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply with respect to the portion of the Accrued Benefit earned prior to January 1, 1998 by a Participant who is employed by the Thomas Division of the Company ( Thomas Participant ); provided, however, that subsection 14.03(d) shall apply only to a Thomas Participant who is employed by the Thomas Division prior to January 1, 1998:

        IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 17th day of April, 1997.

                                      NEWELL OPERATING COMPANY



                                      By:________________________________

                           SECOND AMENDMENT TO THE
                     NEWELL PENSION PLAN FOR FACTORY AND
                     DISTRIBUTION HOURLY PAID EMPLOYEES


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Factory and Distribution Hourly Paid Employees (the "Plan"); and

        WHEREAS, the Home Fashions, Inc. Hourly Employees Retirement Plan was previously merged into the Plan effective as of December 31, 1995; and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of September 30, 1997:

   I. Subsection 4.01 of the Plan is hereby amended to add a new subsection (g) to read as follows:

             (g)  Effective as of September 30, 1997,
                  benefit accruals under the Plan shall be permanently discontinued with respect to
                  Participants whose benefits are
                  determined in accordance with the
                  formula set forth in the Home Fashions,
                  Inc. Hourly Employees Retirement Plan.
                  Such Participants shall continue to be
                  credited with Vesting Service earned on
                  and after September 30, 1997 in
                  accordance with the terms of the Plan.

        IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf, by its officer duly authorized, this

   12th day of September, 1997.


                                      NEWELL OPERATING COMPANY



                                      By:_______________________________

                           FIRST AMENDMENT TO THE
                     NEWELL PENSION PLAN FOR FACTORY AND
                     DISTRIBUTION HOURLY PAID EMPLOYEES
           (As Amended and Restated Effective as of Jan. 1, 1989)


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Factory and Distribution Hourly Paid Employees (As Amended and Restated Effective as of January 1, 1989) (the
   "Plan"); and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of the dates specified herein and with respect to each participant who earns an hour of service on or after the applicable effective date:

   1. Subsection 14.02(iii) of the Plan is hereby amended, effective as of July 1, 1996, to read as follows:

             In the case of any such Participant who is employed by the Thomas Division of the Company at the date of his termination of employment with all Employers, (a) $6.50 multiplied by the Participant's years of Credited Service earned from and after December 5, 1988 through June 30, 1996; and (b) an amount determined pursuant to subsection 4.01(c) of the Plan with respect to years of Credited Service earned from and after July 1, 1996.

   2. Exhibit A to the Plan is hereby amended, effective as of July 1, 1996, to revise the reference to the Thomas Division to read as follows:


                                    (1)                   (2)               (3)
                            Beginning Date for
                             Hours of Service,
                            Eligibility Year of      Beginning Date
                            Service and Vesting       for Credited        30 Year
                              Service Deter-         Service Deter-      Credited
                               mination with         mination with        Service
                                  Employer              Employer            Date
                            --------------------     ---------------     ---------


        Thomas (EZ Paintr,
        Johnson City, TN)        Date of Hire*          12-05-88           7-1-96




   3. Exhibit B to the Plan is hereby amended, effective as of July 1, 1996, to add the following thereto:



        Collective Bargaining Unit
                or Location                               Formula Change Date
        ---------------------------                       -------------------

        Thomas Division, Hourly Paid
               July 1, 1996**
              Nonunion Employees

        **    $6.50 times years of Credited Service       Formula before Change Date
              1.37-1.85                                   Formula from and after Formula Change Date

   4. Exhibit C to the Plan is hereby amended, effective as of July 1, 1996, to add the following thereto:

        Collective Bargaining Unit
                or Location                          Formula Change Date

        Thomas Division, Hourly Paid
               July 1, 1996**
            Nonunion Employees

       **    $6.50 times years of Credited           Formula before Change Date
             Service 1.37-1.85                       Formula from and after
                                                     Formula Change Date

   5. Subsection 14.03(a) of the Plan is hereby amended, effective as July 1, 1996, to read as follows:

             (a) The Early Retirement Date of a Thomas Participant shall mean the first day of a calendar month following the month in which the Thomas Participant completes at least ten (10) years of Vesting Service, attains age sixty (60) and elects, by written notice delivered to the Pension Administrative Committee at least thirty (30) days in advance of such Date, to Retire prior to his Normal Retirement Date. Each Thomas Participant who Retires on his Early Retirement Date shall be entitled to receive a monthly benefit for the remainder of his lifetime equal to his Accrued Benefit upon such Early Retirement Date, reduced as follows to reflect the period between the date such benefit payments commence and his Normal Retirement
             Date:

             (i) For the portion of the Accrued Benefit earned as of June 30, 1996, the reduction shall be as follows:

             Years By Which Early Retirement Date
                Precedes Normal Retirement Date         Percentage of Benefit
                       0                                       100%
                       1                                       88.64%
                       2                                       78.79%
                       3                                       70.21%
                       4                                       62.72%
                       5                                       56.15%

             (ii) For the portion of the Accrued Benefit earned on and after July 1, 1996 and prior to January 1, 1998, the reduction shall be equal to one-half of one percent (0.5%) for each month by which the date such benefit payments commence precedes his Normal Retirement Date.

   6. The first sentence of subsection 14.03(b) of the Plan is hereby amended, effective as of July 1, 1996, to read as follows:

             The benefit payable to a Thomas Participant pursuant to Section
             4.04 shall be payable on the first day of the month following his Normal Retirement Date; provided that if the Thomas Participant has completed ten (10) years of Vesting Service at his Severance Date he shall be entitled to receive his benefit on the first day of any month he selects commencing on or after his Early Retirement Date and prior to his Normal Retirement Date, reduced pursuant to paragraph (a) of this Section to reflect the period between the date payments commence and his Normal Retirement Date.

   7. The last sentence of subsection 14.03(c) of the Plan is hereby, amended, effective as of July 1, 1996, to read as follows:

             Any payment pursuant to this paragraph shall be reduced pursuant to paragraph (a) of this Section to reflect the period between the date such payments commence and the date the Thomas Participant would have attained age sixty-five (65).

   8. Subsection 14.03(f) of the Plan is hereby amended, effective as of January 1, 1998, to read as follows:

             The benefits earned by a Thomas Participant prior to January 1, 1998 shall be based upon the assumptions and methods set forth in the attached schedules applicable to Thomas Participants.

   9. The introductory clause of Section 14.03 of the Plan is hereby amended, effective as of January 1, 1998 to read as follows:

             Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply with respect to the portion of the Accrued Benefit earned prior to January 1, 1998 by a Participant who is employed by the Thomas Division of the Company ("Thomas Participant"); provided, however, that subsection 14.03(d) shall apply only to a Thomas Participant who is employed by the Thomas Division prior to January 1, 1998:

        IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 12th day of September, 1997.

                                      NEWELL OPERATING COMPANY



                                      By:

                               SECOND AMENDMENT TO THE
                         NEWELL PENSION PLAN FOR FACTORY AND
                          DISTRIBUTION HOURLY PAID EMPLOYEES


        WHEREAS, Newell Operating Company (the "Company") maintains the Newell Pension Plan for Factory and Distribution Hourly Paid Employees (the "Plan"); and

        WHEREAS, the Home Fashions, Inc. Hourly Employees Retirement Plan was previously merged into the Plan effective as of December 31, 1995; and

        WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

        NOW, THEREFORE, the Plan is hereby amended in the following respects effective as of September 30, 1997:

   I.   Subsection 4.01 of the Plan is hereby amended to add a new subsection
        (g) to read as follows:

   II.       (g)  Effective as of September 30, 1997, benefit
                  accruals under the Plan shall be permanently discontinued with respect to Participants whose benefits are determined in accordance with the formula set forth in the Home Fashions, Inc. Hourly Employees Retirement Plan. Such Participants shall continue to be credited with Vesting Service earned on and after September 30, 1997 in accordance with the terms of the Plan.

        IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf, by its officer duly authorized, this 12th day of September, 1997.

                                      NEWELL OPERATING COMPANY



                                      By:
                                         ------------------------------------